UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE BANK OF NEW YORK MELLON CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT 2022

BNY MELLON

LETTER TO STOCKHOLDERS	Page 1

NOTICE OF ANNUAL MEETING	Page 2

INTRODUCTION	Page 3

ITEM 1 – ELECTION OF DIRECTORS	Page 10
Resolution	Page 11
Nominees	Page 12
Corporate Governance and Board Information	Page 20
Director Compensation	Page 43

ITEM 2 – ADVISORY VOTE ON COMPENSATION	Page 46
Resolution	Page 47
Compensation Discussion & Analysis	Page 48
Executive Compensation Tables and Other Compensation Disclosures	Page 71

ITEM 3 – RATIFICATION OF KPMG LLP	Page 82
Resolution	Page 83
Report of the Audit Committee	Page 84
Services Provided by KPMG LLP	Page 85

ITEM 4 – STOCKHOLDER PROPOSAL REGARDING STOCKHOLDER REQUESTS TO CALL A SPECIAL MEETING	Page 86

ADDITIONAL INFORMATION	Page 90
Equity Compensation Plans	Page 91
Information on Stock Ownership	Page 92
Annual Meeting Q&A	Page 94
Other Information	Page 98
Helpful Resources	Page 100

ANNEX A: NON-GAAP RECONCILIATION	Page 102

LETTER TO STOCKHOLDERS

Dear Fellow Stockholder:

On behalf of our Board of Directors, we cordially invite you to our 2022 Annual Meeting of Stockholders on Tuesday, April 12, 2022, at 9:00 a.m., Eastern Time at 240 Greenwich Street, New York, New York 10286.

We appreciate the opportunity to provide a perspective on BNY Mellon’s financial performance and delivery against our strategy to drive sustainable, long-term value in 2021.

You will be asked to vote on several items, including the election of directors, our 2021 executive compensation program (the “say-on-pay” vote), the ratification of KPMG LLP to serve as our independent auditor for 2022, and a stockholder proposal, if properly presented.

We encourage you to read the proxy statement prior to the meeting. The names and biographies of the director nominees start on page 12. The Compensation Discussion & Analysis starts on page 48, and the Audit Committee report and corresponding disclosures about our continuing relationship with KPMG LLP start on page 82.

Your vote is important to us. We invite you to participate and vote in person or vote through any of the acceptable means described in this proxy statement, as promptly as possible. Instructions on how to vote begin on page 94. You may also listen to the meeting at https://www.bnymellon.com/us/en/investor-relations/index.jsp.

Thank you for your investment in BNY Mellon. We look forward to seeing you on April 12.

Sincerely, TODD GIBBONS Chief Executive Officer and Director March 1, 2022	JOSEPH J. ECHEVARRIA Chair of the Board

BNY Mellon ➢	2022 Proxy Statement	1

NOTICE OF ANNUAL MEETING

TUESDAY, APRIL 12, 2022

9:00 a.m., Eastern Time

240 Greenwich Street*

New York, New York 10286

Record Date: February 16, 2022

AGENDA	BOARD RECOMMENDATION

1. To elect the 11 nominees named in this proxy statement to serve on our Board of Directors until the 2023 Annual Meeting	FOR each director nominee

2. To provide an advisory vote for approval of the 2021 compensation of our named executive officers, as disclosed in this proxy statement	FOR

3. To ratify the appointment of KPMG LLP as our independent auditor for 2022	FOR

4. To consider a stockholder proposal regarding stockholder requests to call a special meeting, if properly presented	AGAINST

We will also act on any other business that is properly raised at the meeting.

March 1, 2022

By Order of the Board of Directors,

JAMES J. KILLERLANE III

Corporate Secretary

*              We currently intend to hold the annual meeting in-person at our main offices in New York City. We will be instituting special precautions to protect the health and safety of all attendees. We are requiring all stockholders that wish to attend the meeting in person to register in advance. Please read the proxy statement carefully for details regarding how to register for and attend the annual meeting in-person. We are also planning for the possibility that the annual meeting may be held solely by means of remote communication in the event that public health guidance and prevailing circumstances warrant such a change. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be available at https://www.bnymellon.com/proxy.

IT IS IMPORTANT THAT YOU CAREFULLY READ YOUR PROXY STATEMENT AND VOTE.

VIA THE INTERNET Visit the website listed on your proxy card	BY TELEPHONE Call the telephone number listed on your proxy card	IN PERSON Attend the Annual Meeting (see page 94 for more information)	BY MAIL Mail in a completed proxy card

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

to be held on April 12, 2022: Our 2022 Proxy Statement and 2021 Annual Report to stockholders are available at https://www.bnymellon.com/us/en/investor-relations/overview.html. The Bank of New York Mellon Corporation uses the Securities and Exchange Commission rule permitting companies to furnish proxy materials to their stockholders on the Internet. In accordance with this rule, on or about March 1, 2022, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be provided to stockholders, which includes instructions on how to access our 2022 Proxy Statement and 2021 Annual Report online, and how to vote online for the 2022 Annual Stockholders Meeting. If you received the Notice and would like to receive a printed copy of our proxy materials, please follow the instructions for requesting such materials included in the Notice.

2	BNY Mellon ➢	2022 Proxy Statement

INTRODUCTION

2021 Financial Performance Highlights

The following summary highlights information contained in this proxy statement and provides context related to the matters to be voted on at the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) of The Bank of New York Mellon Corporation (the “company,” “BNY Mellon,” “we,” “our” or “us”). You should read the entire proxy statement carefully before voting.

A detailed discussion of our 2021 performance can be found in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2021 Annual Report to stockholders. The following presents certain information regarding our 2021 performance that the Human Resources and Compensation Committee (“HRC Committee”) of our Board of Directors (the “Board”) considered in approaching compensation decisions for 2021, as detailed in the “Compensation Discussion & Analysis” section of this proxy statement, which begins on page 48.

Reported EPS	OEPS*
* For a reconciliation and explanation of this Non-GAAP measure, see Annex A.

Multi-Year Relative Total Stockholder Return (“TSR”)	Returned Significant Value to Stockholders

Represent our TSR performance through December 31, 2020 relative to our Benchmarking Peer Group Represent our TSR performance through December 31, 2021 relative to our Benchmarking Peer Group

BNY Mellon ➢	2022 Proxy Statement	3

INTRODUCTION

Recognition and Awards

We are honored to be the recipients of a number of awards and recognitions, including those listed below. For additional investor relations information, see “Helpful Resources” on page 100.

Environmental, Social and Governance (“ESG”)

As one of the most trusted financial institutions, we are committed to operating responsibly and sustainably. We integrate our commitment to environmental sustainability and human rights across our business. We also work to improve the effectiveness of our supply chain and seek suppliers whose corporate values align with ours. Additionally, we engage with stakeholders on public policy initiatives important to our company.

Additional detail regarding the company’s Enterprise Environmental, Social and Governance (“Enterprise ESG”) strategy, including its commitments to culture and purpose, responsible business and global citizenship, and the Board’s oversight role, can be found starting on page 31.

4	BNY Mellon ➢	2022 Proxy Statement

INTRODUCTION

Board Leadership and Composition

The 11 director nominees standing for election at the 2022 Annual Meeting contribute to the Board’s overall depth of experience, diversity, differing perspectives and institutional knowledge. 10 of the director nominees are independent, including the Chair of the Board, Joseph Echevarria. The only nominee who is a member of management is our Chief Executive Officer (“CEO”), Todd Gibbons.

Our Board is committed to fostering and maintaining its diversity. In addition to valuing diversity of viewpoints, professional experience, tenure, education, skills and expertise, the Board also seeks to include directors with diverse backgrounds, including with respect to race, gender, ethnicity and sexual orientation to capture the benefits inherent in diverse perspectives. As a result of this commitment, our Board has approved a slate of nominees for election at the 2022 Annual Meeting that is 36% female and 36% diverse on the basis of race or ethnicity. In addition, four of the six standing committees of the Board are chaired by a director who is diverse on the basis of race or gender.

Detailed information about each nominee’s qualifications, experience, skills and expertise along with select professional and community contributions can be found starting on page 12.

BNY Mellon ➢	2022 Proxy Statement	5

INTRODUCTION

Director Nominees and Committee Membership

Name and Occupation Linda Z. Cook CEO of Harbour Energy, Plc. Joseph J. Echevarria Independent Chair of the Board of The Bank of New York Mellon Corporation; Retired CEO of Deloitte LLP Thomas P. "Todd" Chief Executive Officer of The Bank of New York Mellon Corporation M. Amy Gilliland Senior Vice President of General Dynamics Corporation and President of General Dynamics Information Technology Jeffrey A. Goldstein Senior Advisor at Canapi Ventures, Advisor Emeritus at Hellman & Friedman LLC, and Former Under Secretary of the Treasury for Domestic Finance K. Guru Gowrappan Executive Vice President of Verizon Communications Inc. and Former CEO of Verizon Media Group. Ralph Izzo Chairman, President and CEO of Public Service Enterprise Group Incorporated Sandie OConnor Retired Chief Regulatory Affairs Officer of JPMorgan Chase & Co Edmund F. "Ted" Kelly Retired Chairman of Liberty Mutual Group Elizabeth E. Robinson Retired Global Treasurer of The Goldman Sachs Group, Inc. Samuel C. Scott III Retired Chairman, President & CEO of Ingredion Incorporated Frederick O. Terrell Senior Advisor at Centerbridge Partners, L.P. Alfred W. "Al" Zollar Executive Advisor at Siris Capital Group, LLC Director Since 2016 2015 2019 2014 2020 2021 2004 2016 2016 2003 2020 2019 Independent Audit Corp. Gov., Nom. & Social Resp. Finance Human Res. & Comp. Risk Technology Other Current Public Company Boards

(1)

Edmund F. “Ted” Kelly and Samuel C. Scott III, independent directors who currently serve on the Board, will not be standing for re-election at our 2022 Annual Meeting. Mr. Kelly currently serves on the Board’s Risk Committee and Human Resources and Compensation Committee, and Mr. Scott currently serves on the Board’s Audit Committee, Corporate Governance, Nominating and Social Responsibility Committee and Human Resources and Compensation Committee.

(2)	Financial expert within the meaning of the Securities and Exchange Commission (“SEC”) rules.

‘C’ indicates Committee Chair.

6	BNY Mellon ➢	2022 Proxy Statement

INTRODUCTION

Corporate Governance Highlights

We believe that the strength of our business reflects the high standards set by our governance structure. Several of our key governance practices are outlined below. For a detailed discussion of our corporate governance framework, please refer to “Corporate Governance and Board Information” beginning on page 20.

Robust Stockholder Rights	Active, Independent Board	Our Culture

• Annual election of directors

• Special meeting rights for stockholders, individually or in a group, holding 20% of our outstanding common stock

• Written consent rights that allow stockholders representing at least the minimum number of votes that would be necessary to take action at a meeting to take the action without formally meeting

• Proxy access allows stockholders, individually or in a group of up to 20, holding 3% of our outstanding stock for at least 3 years, to nominate up to 20% of the Board

• Majority voting in uncontested director elections (each director must be elected by a majority of votes cast)

• A director who does not receive a majority of votes cast is required to tender his or her resignation upon certification of the vote

• No supermajority voting: stockholder actions require only a majority of votes cast (not a majority of shares present and entitled to vote)

• No “poison pill” or (stockholders’ rights plan)

• Active engagement with stakeholders

• Independent board comprised solely of independent directors, other than our CEO, who meet in regular executive sessions

• Strong independent board leadership: The roles of Chair and CEO currently are separate; if combined in the future, an independent Lead Director will be appointed by the independent directors

• Our independent Chair may call a special meeting of the independent directors or full Board

• Board succession and refreshment, led by the CGNSR Committee. Seven of the incumbent directors nominated for election at the 2022 Annual Meeting have been added to the Board in the last five years

• High rate of attendance at Board and committee meetings, with average 2021 attendance of approximately 98%

• To enhance alignment of director and stockholder interests, a substantial portion of director compensation is paid in equity, all of which is required to be retained until retirement

• Board and committees have access to independent legal, financial and other advisors

• Independent directors have unlimited access to company officers and employees

• Committees report on their activities to the Board at each Board meeting to ensure oversight and accountability

• We are risk-aware and protect against excessive risk-taking through multiple lines of defense, including Board oversight

• Our codes of conduct, which apply to all employees and directors, are rooted in our values (passion for excellence, integrity, strength in diversity, and courage to lead); promote honesty and accountability; and provide a framework for ethical conduct

• Robust anti-hedging and anti-pledging policies prohibit executive officers and directors from engaging in hedging or pledging transactions with respect to company securities

• Innovative and evolving education and talent development at all levels, including robust director orientation and continuing education

• Committed to a robust corporate governance framework, consistent with the Commonsense Principles 2.0 and Business Roundtable’s Statement on the Purpose of a Corporation

• Comprehensive Enterprise ESG program that includes Board committee-level reporting and oversight

• Published the Considering Climate at BNY Mellon report in accordance with the Task Force on Climate-related Financial Disclosures (“TCFD”) framework to address climate risk

BNY Mellon ➢	2022 Proxy Statement	7

INTRODUCTION

Compensation Principles and Practices

Our compensation program is designed to compensate our executive officers for performance in a manner that is aligned with our stockholders’ interests and consistent with our high standards for risk management. Our 2021 executive compensation program continued to feature operating earnings per share (“OEPS”) as the key performance assessment metric for determining cash and restricted stock unit (“RSU”) awards, and the earnout for our performance share unit (“PSU”) awards granted in 2021 and 2022 will be based on average company ROTCE and relative TSR. The following table summarizes the key components of our compensation program for 2021, and a detailed discussion, including with respect to the compensation decisions for our Named Executive Officers (“NEOs”), is provided in the “Compensation Discussion & Analysis” section of this proxy statement, which begins on page 48.

Program Feature	Practice

Balanced approach for incentive compensation

•  PSU target incentive comprises 50% of target total incentive compensation for our CEO and 45% for our other NEOs

•  RSU target incentive comprises 25% of target total incentive compensation for all NEOs

•  Earnout on PSUs granted in 2021 and 2022 will be based on average company ROTCE and relative TSR (weighted 70% and 30%, respectively) over a three-year performance period to focus on revenue growth, profitability, expense management, capital efficiency, and reinforce alignment with stockholder interests; Earnout on PSUs granted in 2019 and 2020 based on three-year average revenue growth and three-year average operating margin, each as adjusted

Directly link pay to performance

•  Incentive compensation is earned on a combination of company and individual performance

•  Annual cash and RSU incentive awards based on the corporate component metric, OEPS, which reinforces management’s focus on company-wide performance and organic growth

•  Individual modifier impacts the cash, RSU, and PSU incentive awards to permit greater differentiation based on individual performance and, if appropriate, business unit performance

•  Earnout of PSU awards granted in 2021 and 2022 based on average company ROTCE and relative TSR over a three-year performance period reinforces management’s focus on overall growth, profitability, and alignment with stockholder interests

Promote long-term stock ownership

•  Deferred equity (PSUs and RSUs) comprises 75% of target total incentive compensation for our CEO and comprises 70% for our other NEOs

•  PSUs cliff vest after the end of a three-year performance period, and RSUs vest in equal installments over three years

•  Robust policies prohibit hedging and pledging of company stock and derivative securities

•  Our CEO must acquire and retain company stock equal to seven times base salary, and other NEOs must acquire and retain company stock equal to four times base salary

8	BNY Mellon ➢	2022 Proxy Statement

INTRODUCTION

2021 Target Direct Compensation Structure

BASE SALARY About [10.4%] of target total direct compensation Sole fixed source of cash compensation DEFERRED EQUITY Deferred equity is subject to forfeiture based on annual risk assessments Dividend equivalents are paid only at vesting INCENTIVE COMPENSATION About [89.6%] of target total direct compensation Determined at between 0% 150% of target using a balanced scorecard As a condition of funding, subject to a threshold common equity Tier 1 ratio of at least 8.5% 100% of incentive compensation is subject to reduction and clawback

BNY Mellon ➢	2022 Proxy Statement	9

ITEM 1. ELECTION OF DIRECTORS

Item 1. Election of Directors

RESOLUTION	Page 11

NOMINEES	Page 12
Director Qualifications	Page 18
Majority Voting Standard	Page 19

CORPORATE GOVERNANCE AND BOARD INFORMATION	Page 20
Our Corporate Governance Practices	Page 20
Board Leadership Structure	Page 27
Director Independence	Page 28
Business Relationships and Related Party Transactions	Page 29
Oversight of Environmental, Social and Governance Matters	Page 31
Oversight of Risk	Page 36
Board Meetings and Committee Information	Page 37
Compensation Consultants to the HRC Committee	Page 42
Contacting the Board	Page 42

DIRECTOR COMPENSATION	Page 43
Overview	Page 43
2021 Director Compensation Table	Page 45

10	BNY Mellon ➢	2022 Proxy Statement

ITEM 1. ELECTION OF DIRECTORS	> Resolution

Proposal

We are asking stockholders to elect the 11 nominees named in this proxy statement to serve on our Board until the 2023 Annual Meeting of Stockholders or until their successors have been duly elected and qualified.

Background

• All 11 nominees currently serve on our Board and are standing for re-election. • 10 nominees are independent, and one nominee serves as the company’s CEO.

• The Board and its Corporate Governance, Nominating and Social Responsibility Committee (the “CGNSR Committee”) have concluded that each of our nominees should be recommended for re-nomination as a director after considering, among other factors, the nominee’s (1) professional background and experience, (2) senior level management and policy-making positions, (3) other public company board experience, (4) diversity, (5) prior BNY Mellon Board experience, (6) attendance and participation at Board meetings throughout such nominee’s tenure on the Board and (7) intangible attributes. Additional information regarding the Board’s director nomination process begins on page 23.

The Board recommends that you vote “FOR” each of the nominees described below.

• The nominees have skills and expertise in a wide range of areas, including technology and cybersecurity, accounting, financial services and private equity, financial regulation, media and product development, operations, management of complex, global businesses and risk management. Information about each director nominee, including each nominee’s professional experience, skills and expertise, is provided starting on page 12.

• The nominees are able to devote the necessary time and effort to BNY Mellon matters.

Voting

Each director will be elected if more votes are cast “for” the director’s election than are cast “against” the director’s election. Abstentions and broker non-votes are not counted as a vote cast either “for” or “against” the director’s election and therefore have no effect on voting outcomes. Pursuant to our Corporate Governance Guidelines, if any incumbent director fails to receive a majority of the votes cast, the director will be required to tender his or her resignation promptly after the certification of the stockholder vote. The CGNSR Committee will promptly consider the tendered resignation and recommend to the Board whether to accept or reject it, or whether other actions should be taken. More information on our voting standard and the CGNSR Committee’s consideration of tendered resignations is provided on page 19 below.

We are unaware of any reason that a nominee named in this proxy statement would be unable to serve as a director if elected. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as may be nominated in accordance with our by-laws, as described on page 19. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

BNY Mellon ➢	2022 Proxy Statement	11

ITEM 1. ELECTION OF DIRECTORS	> Nominees

Linda Z. Cook

Age 63

Independent Director since 2016

CEO of Harbour Energy plc

Retired Executive Committee Member and Director of Royal Dutch Shell plc

Committees: Human Resources and Compensation (Chair), Audit, Corporate Governance, Nominating and Social Responsibility

Other Current Public Company Board Service: Harbour Energy plc (LSE)

Joseph J. Echevarria

Age 65

Independent Director since 2015; Lead Director from 2016 through September 2019; Chair since September 2019

Retired CEO of Deloitte LLP

Committees: Finance (Chair), Audit, Corporate Governance, Nominating and Social Responsibility

Other Current Public Company Board Service: Pfizer Inc., Unum Group, Xerox Corporation

Ms. Cook serves as the CEO and a member of the Board of Harbour Energy plc, a global independent oil and gas company, since April 2021. She is also a Senior Advisor to EIG Global Energy Partners, an investment firm focused on the global energy industry. Prior to her service as CEO of Harbour Energy, Ms. Cook was employed with EIG, and most recently served as Partner, Managing Director and a member of EIG’s Executive Committee. Prior to joining EIG in 2014, Ms. Cook spent over 29 years with Royal Dutch Shell at various companies in the U.S., the Netherlands, the United Kingdom and Canada. At her retirement from Royal Dutch Shell, Ms. Cook was a member of the Executive Committee in the Netherlands headquarters and a member of the Board of Directors. Her primary executive responsibility was Shell’s global upstream Natural Gas business in addition to oversight for Shell’s global trading business, Shell Renewable Energy, and Shell’s Downstream R&D and Major Projects organizations. Ms. Cook previously was CEO of Shell Canada Limited, CEO of Shell Gas & Power and Executive VP of Finance, Strategy and HR for Shell’s global Exploration and Production business.

In addition to the public company board service noted above, Ms. Cook chairs the Board of Directors of Maverick Natural Resources LLC, an oil and gas producer. She has previously served as Chairman of the Board of Chrysaor Holdings Limited, as well as on the Boards of Directors of KBR, Inc., The Boeing Company, Marathon Oil Corporation, Cargill Inc., Royal Dutch Shell plc, Royal Dutch Shell Petroleum Co. NV and Shell Canada Limited. Ms. Cook is also a member of the Society of Petroleum Engineers and is a Trustee of the University of Kansas Endowment Association. Ms. Cook earned a Bachelor of Science degree in Petroleum Engineering from the University of Kansas.

Skills and Expertise:

•	International business operations experience at a senior policy-making level of a large, complex company

•	Expertise in financing, operating and investing in companies

•	Extensive service on the boards of several large public companies in regulated industries

Mr. Echevarria served as CEO of Deloitte LLP, a global provider of professional services, from 2011 until his retirement in 2014. Mr. Echevarria previously served in increasingly senior leadership positions during his 36-year career at the firm, including U.S. Managing Partner for Operations, prior to being named CEO.

In addition to the public company board service noted above, Mr. Echevarria currently serves as a Trustee and Senior Advisor to the President of the University of Miami, where he is also Acting CEO of the University of Miami Health System. Mr. Echevarria previously served as Chairman of President Obama’s My Brother’s Keeper Alliance and as a Member of the Private Export Council, the principal national advisory committee on international trade. Mr. Echevarria earned his bachelor’s degree in business administration from the University of Miami.

Skills and Expertise:

•	Leadership of a large, global company

•	Financial expert, with expertise in accounting, regulatory and compliance issues

•	Senior level policy-making experience in the field of professional services

12	BNY Mellon ➢	2022 Proxy Statement

ITEM 1. ELECTION OF DIRECTORS > Nominees

Thomas P. “Todd” Gibbons Age 65 Management Director since 2019 Chief Executive Officer of The Bank of New York Mellon Corporation Committees: None Other Current Public Company Board Service: None

M. Amy Gilliland

Age 47

Independent Director since 2021

President, General Dynamics Information Technology, a business unit of General Dynamics Corporation

Committees: Audit, Human Resources and Compensation

Other Current Public Company Board Service: None

Mr. Gibbons has served as our CEO since March 2020 and as our interim CEO from September 2019 until March 2020. During his career at BNY Mellon, Mr. Gibbons has held leadership roles across risk, finance, client management and many of our businesses. Most recently, he served as Vice Chairman and CEO of Clearing, Markets and Client Management. Mr. Gibbons also served from 2008 through 2017 as BNY Mellon’s Chief Financial Officer. Previously, for nearly a decade, he was Chief Risk Officer of The Bank of New York Company, Inc., overseeing credit, operational and market risk management. Mr. Gibbons also served for one year as the Chief Financial Officer of The Bank of New York Company, Inc. Mr. Gibbons served as a director of PHH Corporation, a financial services company, from 2011 until 2017.

Mr. Gibbons is a member of our Executive Committee, the organization’s most senior management body. He also serves on the board of the Institute of International Finance, the board of trustees of Pace University and on the advisory board of Wake Forest University’s Business School.

He holds a B.S. in Business Administration from Wake Forest University and an MBA from Pace University.

Skills and Expertise:

•	Knowledge of the company’s businesses and operations

•	Experience in banking, risk management and financial regulation

•	Experience in the operations of a large financial institution

Ms. Gilliland is president of General Dynamics Information Technology (“GDIT”), a business unit of General Dynamics Corporation. GDIT provides technology networks and systems and professional services for U.S. defense, intelligence, federal agency, and state and local government customers. Before being named president in September 2017, Ms. Gilliland served as GDIT’s deputy for operations and was responsible for all aspects of the company’s business operations. Ms. Gilliland joined General Dynamics in 2005 and has served in a variety of leadership roles, including senior vice president of human resources and administration, chief of staff for the chief executive officer and staff vice president of strategic planning, staff vice president of investor relations, and director of strategic planning.

Prior to joining General Dynamics, Ms. Gilliland served in the U.S. Navy as a surface warfare and public affairs officer. Ms. Gilliland serves as a member of the board of the Northern Virginia Technology Council.

Ms. Gilliland earned a bachelor’s degree with distinction from the U.S. Naval Academy, a master’s degree from Cambridge University and a master’s degree in business administration from Georgetown University.

Skills and Expertise:

•	Expertise in Information Technology and cybersecurity

•	Experience in strategic planning and overseeing business combinations

•	Leadership experience in the operations of a global technology company

BNY Mellon ➢	2022 Proxy Statement	13

ITEM 1. ELECTION OF DIRECTORS > Nominees

Jeffrey A. Goldstein

Age 66

Independent Director since 2014

Senior Advisor and member of the Investment Committee, Canapi Ventures; Advisor Emeritus, Hellman & Friedman LLC

Committees: Risk (Chair), Finance, Human Resources and Compensation

Other Current Public Company Board Service: Fidelity National Information Services, Inc.

K. Guru Gowrappan

Age 41

Independent Director since 2021

Former Chief Executive Officer of Verizon Media Group, the media division of Verizon Communications, Inc.

Committees: Risk, Technology

Other Current Public Company Board Service: None

Mr. Goldstein is a Senior Advisor and member of the Investment Committee of Canapi Ventures, a venture capital fund specializing in financial technology companies and an Advisor Emeritus at Hellman & Friedman LLC, a private equity firm. Mr. Goldstein was a Managing Director at Hellman & Friedman LLC from 2004 to 2009 and from 2011 to 2016 and a Senior Advisor from 2016 to 2019. He was Under Secretary of the Treasury for Domestic Finance and Counselor to the Secretary of the Treasury from 2009 to 2011.

Mr. Goldstein worked at James D. Wolfensohn Inc. and successor firms for 15 years. When Wolfensohn & Co. was purchased by Bankers Trust in 1996, he served as co-chairman of BT Wolfensohn and as a member of Bankers Trust’s management committee. In 1999, Mr. Goldstein became a managing director of the World Bank. He also served as its Chief Financial Officer beginning in 2003. In July of 2009, President Barack Obama nominated Mr. Goldstein to be Under Secretary of the Treasury for Domestic Finance. In July 2011, Secretary of the Treasury Timothy F. Geithner awarded Mr. Goldstein with the Alexander Hamilton award, the Treasury Department’s highest honor for a presidential appointee. Earlier in his career, Mr. Goldstein taught economics at Princeton University and worked at the Brookings Institution. In addition to the public company board service noted above, Mr. Goldstein served on the boards of directors of Westfield Corporation from 2016 to 2018 and Edelman Financial Services, LLC from 2015 to 2018. Mr. Goldstein also served on the Advisory Board of Promontory Financial Group, LLC from 2016 to 2021, and the Board of Trustees of Vassar College from 2003 to 2009 and 2011 to 2021. Mr. Goldstein earned a Bachelor of Arts degree from Vassar College and a Master of Arts, Master of Philosophy and a Ph.D. in economics from Yale University.

Skills and Expertise:

•	Experience in private equity

•	Expertise in the operations of large financial institutions
•	Experience in financial regulation and banking

Mr. Gowrappan served as CEO of Verizon Media Group, the media division of Verizon Communications, Inc., from October 2018 until September 2021, leading brands such as Yahoo! while serving a global audience of ~900 million monthly active users. He joined Verizon in April 2018 as President and Chief Operating Officer of Oath, Inc. From 2015 until joining Verizon in 2018, he held the position of Global Managing Director at the Alibaba Group, a multinational e-commerce company, where he focused on international expansion for key consumer and enterprise products. Mr. Gowrappan was previously Chief Operating Officer at Quixey, a mobile technology company, where he led the Product, Business and Marketing organizations. He was also previously Chief Operating Officer for Growth and Emerging Initiatives at Zynga Inc., where he helped guide the mobile game development company through its initial public offering process.

Mr. Gowrappan earned an M.S. in Computer Science from the University of Southern California and completed the Business Bridge Program with the Tuck School of Business at Dartmouth College. He also holds a bachelor’s degree from the University of Madras in Chennai, India.

Skills and Expertise:

•	Expertise in the integration of digital and mobile technologies in advertising and media, including eCommerce, payments, monetization, social, content and gaming

•	Experience in corporate development and international business expansion

•	Leadership in the strategy and operations of a global technology company

14	BNY Mellon ➢	2022 Proxy Statement

ITEM 1. ELECTION OF DIRECTORS > Nominees

Ralph Izzo

Age 65

Independent Director since 2020

Chairman, President and Chief Executive Officer of Public Service Enterprise Group Incorporated

Committees: Corporate Governance, Nominating and Social Responsibility (Chair), Audit

Other Current Public Company Board Service: Public Service Enterprise Group Incorporated

Sandie O’Connor

Age 54

Independent Director since 2021

Retired Chief Regulatory Affairs Officer of JPMorgan Chase & Co.

Committees: Risk, Technology

Other Current Public Company Board Service: Terex Corporation

Mr. Izzo has served as Chairman and CEO of Public Service Enterprise Group Incorporated (“PSEG”), a publicly traded diversified energy holding company, since April 2007. He was the company’s president and chief operating officer and has been a member of the board of directors of PSEG since October 2006. Previously, Mr. Izzo was president and chief operating officer of Public Service Electric and Gas Company (“PSE&G”), an operating subsidiary of PSEG. Since joining PSE&G in 1992, Mr. Izzo has held several executive positions within the PSEG family of companies.

In addition to his current public company board service, Mr. Izzo served on the board of The Williams Companies, Inc. from 2013 to 2016. Mr. Izzo currently serves as the chair of the Nuclear Energy Institute and a member of the U.S. Department of Energy’s Fusion Energy Sciences Advisory Committee. He also serves on the board of directors for the Edison Electric Institute, Nuclear Electric Insurance Limited, the New Jersey Chamber of Commerce, the Liberty Science Center, and the New Jersey Performing Arts Center, for which he also serves on the Executive Committee. Mr. Izzo is on the advisory board for the University of Pennsylvania’s School of Engineering and Applied Sciences Mechanical Engineering and Applied Mechanics Department, a member of the Board of Trustees of the Peddie School and Princeton University’s Andlinger Center for Energy and the Environment Advisory Council, as well as a member of the Visiting Committee for the Department of Nuclear Engineering at Massachusetts Institute of Technology, the Columbia University School of Engineering Board of Visitors and the CEO Action for Diversity and Inclusion. In addition, he is a former chair of the Rutgers University Board of Governors and the New Jersey Chamber of Commerce. Mr. Izzo received his Bachelor of Science and Master of Science degrees in mechanical engineering and his Doctor of Philosophy degree in mechanical engineering/applied physics from Columbia University. He also received a Master of Business Administration degree, with a concentration in finance, from the Rutgers Graduate School of Management.

Skills and Expertise:

•	Senior leadership of a publicly traded company

•	Experience in strategic planning, finance, risk management and operations of large, highly regulated companies

•	Expertise in science, technology and public policy

Ms. O’Connor retired in 2019 as the Chief Regulatory Affairs Officer for JPMorgan Chase, where she set the firm’s comprehensive regulatory strategy and led engagement with G-20 policymakers. Prior to this role, Ms. O’Connor held several senior leadership positions at the firm since joining the company in 1988, including Global Treasurer and head of Prime Services, and was a member of the firm’s Executive Committee. She has also served on several public and private teams to support the integrity and efficiency of capital markets, including as Chair of the Federal Reserve Board’s Alternative Reference Rates Committee, and is a former member of the Treasury Markets Practices Group sponsored by the Federal Reserve Bank of New York.

In addition to her current public company board service, Ms. O’Connor is a Director of Ripple, the current Chair of the Board of Directors of the YMCA of Greater NY and an Advisory Board member for PlanetFirst Partners. She also serves on a Task Force on Financial Stability, and on the FDIC Systemic Resolution Advisory Committee.

Ms. O’Connor received a Bachelor of Science in Finance and International Business from New York University, Stern School of Business.

Skills and Expertise:

•	Senior leadership of a publicly traded, large global financial institution

•	Expertise in risk management, financial regulation and policy development, and strategic planning

•	Expertise in capital markets, balance sheet management and banking

BNY Mellon ➢	2022 Proxy Statement	15

ITEM 1. ELECTION OF DIRECTORS > Nominees

Elizabeth E. Robinson

Age 53

Independent Director since 2016

Retired Global Treasurer of The Goldman Sachs Group, Inc.

Committees: Finance, Risk, Technology

Other Current Public Company Board Service: The Travelers Companies, Inc.

Frederick O. Terrell

Age 67

Independent Director since 2020

Senior Advisor, Centerbridge Partners, L.P. and former Executive Vice Chairman, Investment Banking and Capital Markets, Credit Suisse

Committees: Audit (Chair), Human Resources and Compensation

Other Current Public Company Board Service: Paramount (f/k/a ViacomCBS Inc.), Vroom, Inc.

Ms. Robinson served as Global Treasurer, Partner and Managing Director of The Goldman Sachs Group, Inc., the global financial services company, from 2005 to 2015. Prior to that, Ms. Robinson served in the Financial Institutions Group within the Investment Banking Division of Goldman Sachs.

In addition to the public company board service noted above, Ms. Robinson serves on the Board of Directors of Russell Reynolds Associates and is the non-executive Chairman of the Board of Directors of BNY Mellon Government Securities Services Corp. Ms. Robinson chairs the Board of Trustees of Williams College and the Board of Directors of Every Mother Counts. She was, until August 2016, a director of Goldman Sachs Bank USA. Ms. Robinson received a Bachelor of Arts degree from Williams College and an MBA from Columbia University.

Skills and Expertise:

•	Experience in finance and risk management

•	Experience in financial regulation and banking

•	Leadership in the operations of a large global financial institution

Mr. Terrell is a Senior Advisor with Centerbridge Partners, L.P., a multi-strategy private investment management firm. Mr. Terrell is a former Executive Vice Chairman of Investment Banking and Capital Markets at Credit Suisse, the global investment bank, where he later served as Senior Advisor, from January 2018 to November 2018. From June 2010 to December 2017, Mr. Terrell served as Vice Chairman of Investment Banking and Capital Markets at Credit Suisse. In this capacity he was responsible for the Bank’s global relationships with some of its largest clients. Mr. Terrell was a member of Credit Suisse’s Investment Banking Committee, its Managing Director Promotion Committee and the Board of Trustees of the Credit Suisse Americas Foundation. He began his career as an Associate with The First Boston Corporation in 1983. From 1997 to 2008, he was Founder and Managing Partner of Provender Capital Group, LLC, which made private equity investments in emerging growth-oriented companies.

In addition to his public company board service noted above, Mr. Terrell is a member of the Investment Committee of the Rockefeller Foundation. He is a former member of the Board of Directors of the New York Life Insurance Company, Wellchoice, Inc. (formerly Empire Blue Cross Blue Shield) and Carver Bancorp Inc., where he served as Chairman of the Board.

He currently is a member of the Board of Directors of Mobility Capital Finance Inc., the Partnership Fund for New York City, Planet Word Museum, and a member of the Economic Club of New York and the Council on Foreign Relations. He is a former member of the University Council of Yale University and Board of Advisors for the Yale School of Management and Chairman of the Board of the Coro Foundation, New York Leadership Center. Mr. Terrell earned his BA degree from La Verne College, an MA degree from Occidental College and his MBA from the Yale School of Management. Mr. Terrell is a former Coro Foundation Fellow.

Skills and Expertise:

•	Expertise in banking, finance and corporate strategy

•	Leadership in the business of a large global financial institution

•	Experience in advising on corporate strategy and complex transactions

16	BNY Mellon ➢	2022 Proxy Statement

ITEM 1. ELECTION OF DIRECTORS > Nominees

Alfred W. “Al” Zollar

Age 67

Independent Director since 2019

Executive Advisor at Siris Capital Group, LLC

Committees: Technology (Chair), Risk

Other Current Public Company Board Service: International Business Machines Corporation, Nasdaq, Inc., Public Service Enterprise Group Incorporated

Mr. Zollar has served as an Executive Advisor at Siris Capital Group, LLC, a private equity firm specializing in value-oriented mid-market tech buyout investments, since March 2021. Mr. Zollar served as an Executive Partner from February 2014 to March 2021. Prior to that, Mr. Zollar held various senior management positions at IBM Corporation during his 34-year career at that company, including most recently as General Manager of IBM Tivoli Software.

In addition to the public company board service noted above, Mr. Zollar currently serves as a board member of Constant Contact, Inc., GCOM, LLC and International Data Group, Inc. Mr. Zollar previously served as a Director of The Chubb Corporation from 2001 until 2016 and of Red Hat, Inc. from 2018 until 2019. Mr. Zollar is also a Harvard Fellow from the 2011 cohort of the Advanced Leadership Initiative at Harvard University, a member of the Executive Leadership Council and a lifetime member of the National Society of Black Engineers. Mr. Zollar serves on the boards of the non-profits EL Education, Eagle Academy Foundation and U.C. San Diego Foundation. Mr. Zollar earned his master’s degree in applied mathematics from the University of California, San Diego.

Skills and Expertise:

•	Experience in private equity and financing, operating and investing in companies

•	Technology and information management expertise

•	Extensive service on the boards of several large public companies

BNY Mellon ➢	2022 Proxy Statement	17

ITEM 1. ELECTION OF DIRECTORS > Nominees

Director Qualifications

Each of the nominees for election as director was elected as a director at our 2021 Annual Meeting of Stockholders, other than Ms. O’Connor, who joined the Board effective December 13, 2021. Our Board believes that the nominees meet the criteria outlined above and discussed in more detail in “Director Nomination Process” starting on page 23, and collectively exhibit the diversity and depth and breadth of experience necessary to contribute to an engaged board that is capable of effectively and thoughtfully overseeing the company’s management. No current director or nominee has a family relationship to any other director or executive officer. Mr. Kelly and Mr. Scott, who are each current directors and will be over the age of 75 at our 2022 Annual Meeting of Stockholders, will not be standing for re-election. Mr. Kelly and Mr. Scott are the longest serving directors on the Board (with over 17 and 18 years of service, respectively) and have each contributed immensely to the Board and the company’s management during their tenures. The Board is grateful to Mr. Kelly and Mr. Scott for their positive influence and innumerable contributions to the Board and the company.

Linda Z. Cook Joseph J. Echevarria Thomas P. Todd Gibbons M. Amy Gilliland Jeffrey A. Goldstein K. Guru Gowrappan Ralph Izzo Sandie Oconnor* Elizabeth E. Robinson Frederick O. Terrell Alfred W. AL Zollar Skills and Experience Finance experience in understanding and overseeing financial reporting and internal controls Leadership overseeing a company or a significant business unit giving him/her leadership qualities and the ability to identify and develop those qualities in others Technology experience with companies that used or developed technology to improve quality and innovate products and services to increase client satisfaction Global knowledge of the opportunities and challenges of a large company with a global footprint Governance knowledge or expertise in current corporate governance trends and practices Risk knowledge or expertise with respect to risk management processes across a large organization in a regulated industry Financial Services Experience experience within or leading a financial services company Demographic Background Board Tenure Completed Years Gender Male Female Age Years Old 63 65 65 47 66 41 64 54 53 67 67 Race/Ethnicity African American/Black 5 6 2 1 7 1 1 0 5 2 3

18	BNY Mellon ➢	2022 Proxy Statement

ITEM 1. ELECTION OF DIRECTORS > Nominees

Majority Voting Standard

Under our by-laws, in any uncontested election of directors, each director will be elected if more votes are cast “for” the director’s election than are cast “against” the director’s election, with abstentions and broker non-votes not being counted as a vote cast either “for” or “against” the director’s election. A plurality standard will apply in any contested election of directors, which is an election in which the number of nominees for director exceeds the number of directors to be elected. Pursuant to our Corporate Governance Guidelines, if any incumbent director fails to receive a majority of the votes cast in any uncontested election, the director will be required to tender his or her resignation to the independent Chair or Lead Director (or such other director designated by the Board if the director failing to receive the majority of votes cast is the independent Chair or Lead Director) promptly after the certification of the stockholder vote.

The CGNSR Committee will promptly consider the tendered resignation and recommend to the Board whether to accept or reject it, or whether other actions should be taken. In considering whether to accept or reject the tendered resignation, the CGNSR Committee will consider whatever factors its members deem relevant, including any stated reasons for the “against” votes, the length of service and qualifications of the director whose resignation has been tendered, the director’s contributions to the company, and the mix of skills and backgrounds of the Board members.

The Board will act on the CGNSR Committee’s recommendation no later than 90 days following the certification of the election in question. In considering the recommendation of the CGNSR Committee, the Board will consider the factors considered by the CGNSR Committee and such additional information and factors as it deems relevant.

Following the Board’s decision, the company will publicly disclose such decision in a Current Report on Form 8-K filed with the SEC. If the Board does not accept the director’s resignation, it may elect to address the underlying stockholder concerns or to take such other actions as it deems appropriate and in the best interests of the company and its stockholders. A director who tenders his or her resignation pursuant to this provision will not vote on the issue of whether his or her tendered resignation will be accepted or rejected. If the Board accepts an incumbent director’s resignation pursuant to this provision, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board may fill the resulting vacancy pursuant to our by-laws. If the Board does not accept an incumbent director’s resignation pursuant to this provision, he or she will continue to serve on the Board until the election of his or her successor.

BNY Mellon ➢	2022 Proxy Statement	19

ITEM 1. ELECTION OF DIRECTORS	> Corporate Governance and Board Information

Our Corporate Governance Practices

We believe that the strength of BNY Mellon’s business reflects the high standards set by our governance structure. This structure, which provides guidance in managing the company from the Board down, is designed to benefit all our stakeholders, including our stockholders, clients, employees and communities. Several of our key governance practices are outlined below.

INDEPENDENCE

✓   Our Board is composed entirely of independent directors (other than our CEO) who regularly meet in executive sessions, led by our independent Chair at Board meetings and committee Chairs at committee meetings.

✓  Our independent Chair (or if there is not an independent Chair, the Lead Director), selected annually by our independent directors, has broad powers, including:

• acting as a liaison between and among the other independent directors, the CEO and management generally;

• presiding over Board and stockholder meetings;

• the right to call a special meeting of the independent directors or the full Board;

• reviewing and approving Board meeting agendas, materials and schedules;

• leading executive sessions and meetings of independent directors;

• being available to meet with major stockholders and regulators as applicable; and

• consulting with the Chair of the HRC Committee on CEO performance, compensation and succession, and reviewing the emergency CEO succession management plan with the CGNSR Committee annually.

✓  All Board committees are composed entirely of independent directors.

ACTIVE ENGAGEMENT

✓   We had a high rate of director attendance at Board and committee meetings in 2021, averaging approximately 98%.

✓   We actively engage with our stakeholders through multiple initiatives, reaching out to investors representing over 65% of our outstanding common shares as well as proxy advisory firms and other stakeholders.

✓  Stockholders and other interested parties can directly contact our Board (see “Contacting the Board” on page 42 and “Helpful Resources” on page 100).

20	BNY Mellon ➢	2022 Proxy Statement

ITEM 1. ELECTION OF DIRECTORS > Corporate Governance and Board Information

BOARD GOVERNANCE

✓   Our Corporate Governance Guidelines require that the CGNSR Committee consider enhanced director qualifications in connection with director nominations (i.e., stricter standards than would otherwise apply under relevant securities rules and listing standards), including a nominee’s character and integrity, diversity characteristics and record of accomplishment in senior-level roles.

✓   Our Board, each of our standing committees, and each of our individual directors conduct annual self-evaluations that have resulted in enhancements to Board functioning (see “Evaluation of Board and Committee Effectiveness” on page 25).

✓  Our by-laws permit holders in the aggregate of 20% of our outstanding common stock to call a special stockholder meeting.

✓   Our Restated Certificate of Incorporation, as amended, allows for action by written consent of stockholders representing at least the minimum number of votes that would be necessary to take the action at a meeting of stockholders.

✓  Our Corporate Governance Guidelines provide that directors will annually select either an independent Chair or a Lead Director based on the best interests of the company. Since September 2019, Joseph J. Echevarria has served as the independent Chair of the Board.

✓   Our Corporate Governance Guidelines provide the CGNSR Committee with the discretion to recommend to the Board, and the Board the discretion to approve, a nominee for re-election who would be 75 years of age or older at the time of election if, after considering the criteria for selecting director nominees, the capacity of such nominee to continue to make meaningful contributions to the Board and the needs of the company, the Board determines that the re-nomination is in the best interests of the company.

✓   Policies related to trading in company securities by executive officers and directors prohibit the hedging and pledging of company securities.

✓   Our comprehensive Enterprise ESG program includes Board committee-level reporting and oversight, including with respect to environmental management, sustainability, diversity and inclusion, and governance.

✓  We signed and committed to apply the Commonsense Principles 2.0, a public statement of corporate governance principles intended to provide a framework for sound, long-term-oriented governance.

✓  We have endorsed the Business Roundtable’s Statement on the Purpose of a Corporation, publicly reinforcing our commitment to all stakeholders.

✓  In the first quarter of 2021, we published the Considering Climate at BNY Mellon report in accordance with the TCFD framework to address climate risk. We will be integrating our TCFD reporting into our annual Enterprise ESG Report going forward.

✓   Our Board participates in information sessions during regularly scheduled and special meetings, receiving business, regulatory and other updates from senior management, including risk executives and our General Counsel. In addition, our Board regularly receives reports from the chair of each standing committee to ensure oversight and transparency regarding each committee’s activities.

ROBUST PROGRAMS

✓   A significant portion of director compensation is paid in deferred stock units, which must be held as long as the director serves on the Board.

✓   Our codes of conduct, which apply to our directors and all of our employees, are rooted in our company values (passion for excellence, integrity, strength in diversity, and courage to lead), provide a framework for the highest standards of professional conduct, and foster a culture of honesty and accountability.

✓   We continue to enhance our robust orientation program for new directors, which includes interviews with other directors as well as senior leadership across businesses and functions; review of corporate governance documents, corporate policies and other documents; and training in resources available to directors. In addition, all directors are encouraged to participate in thoughtfully selected continuing education programs for which expenses are reimbursed.

WHAT WE DON’T DO

×   No staggered board.

×   No “poison pill” (stockholders’ rights plan).

×   No supermajority voting. Action by stockholders requires only a majority of the votes cast (not a majority of the shares present and entitled to vote).

×   No plurality voting in uncontested director elections. Each director must be elected by a majority of the votes cast.

BNY Mellon ➢	2022 Proxy Statement	21

ITEM 1. ELECTION OF DIRECTORS > Corporate Governance and Board Information

Corporate Governance Developments

Our strong corporate governance framework has been developed through contributions from our directors, who offer a diverse set of backgrounds, expertise and skills, and is informed by our engagement with our stockholders and other stakeholders. As a result of this dynamic, the Board has a well-established focus on long-term business strategy and resiliency, leadership succession and corporate culture, and performance. This foundation positioned the Board to oversee and provide insight to management into the company’s continued efforts to respond to the challenges, uncertainties and opportunities presented throughout 2021. In addition to the regular financial, operational, strategic and business-related topics on the Board agenda, the Board maintained a regular dialogue with management regarding its direction and action on matters related to social justice, diversity and inclusion, and public policy and advocacy. The Board also engaged with management throughout the year on the company’s environmental and sustainability performance and Enterprise ESG strategy, including periodic updates on the company’s performance against the commitments outlined in the inaugural Considering Climate at BNY Mellon report, which was prepared in accordance with the TCFD framework and published in the first quarter of 2021. Our TCFD reporting will be integrated as part of our annual Enterprise ESG Report going forward. A discussion of the Board’s engagement on ESG matters, including our diversity and inclusion initiatives, can be found starting on page 31.

For the past several years, our Board has also focused on Board refreshment and succession efforts. Seven of the directors nominated for election at the 2022 Annual Meeting have been added to the Board in the last five years. Each of these new directors has added significant experience and expertise to our Board, complementing and supplementing the experience, diversity and talents of our Board as a whole. Although the CGNSR Committee is principally involved in Board succession and recruitment, our entire Board plays a role in recruiting, interviewing and assessing candidates. Our Board’s succession planning is an ongoing, robust endeavor and will continue to focus on enhancing the diversity of our Board. The Board’s succession planning and director nomination efforts are discussed in detail starting on page 23.

Our Board, led by the CGNSR Committee, continually seeks to evaluate our governance structure. Beyond the Board’s comprehensive meeting schedule and succession planning initiatives, other pillars of the company’s governance framework implemented in recent years are discussed below:

•	Our Restated Certificate of Incorporation provides for action by written consent of stockholders representing at least the minimum number of votes that would be necessary to take the action at a meeting. This written consent right complements the existing provisions of our by-laws that permit holders in the aggregate of 20% of our outstanding common stock to call a special stockholder meeting.

•	Our Corporate Governance Guidelines provide for either an independent Chair or a Lead Director based on the best interests of the company, with the independent directors evaluating the Board’s leadership structure on an annual basis.

•	Our policies related to trading in company securities by executive officers and directors specifically prohibit pledging company securities (in addition to the prohibition on hedging company securities).

•	Our Corporate Governance Guidelines provide the CGNSR Committee with the discretion to recommend to the Board, and the Board the discretion to approve, a nominee for re-election who would be 75 years of age or older at the time of election if, after considering the criteria for selecting director nominees, the capacity of such nominee to continue to make meaningful contributions to the Board and the needs of the company, the Board determines that the re-nomination is in the best interests of the company.

•	In addition to the Board’s regular succession planning efforts, the CGNSR Committee maintains a Board Chair emergency succession management plan designed to ensure appropriate steps can be taken to minimize disruption to the Board and the company’s governance in the event of a temporary or permanent absence of the independent Chair.

•	We have developed capabilities to conduct fully remote or hybrid Board and committee meetings to appropriately adjust to the prevailing circumstances.

A central component of the development of our corporate governance framework is the identification and implementation of best practices through engagement with stakeholder groups. As highlighted on page 27, the company engages in a broad and comprehensive stockholder outreach program; in 2021, we reached out to stockholders representing over 65% of the company’s outstanding shares. We have committed to applying the Commonsense Principles 2.0 and have endorsed the Business Roundtable’s Statement on the Purpose of the Corporation. We are also committed to reviewing our governance practices

22	BNY Mellon ➢	2022 Proxy Statement

ITEM 1. ELECTION OF DIRECTORS > Corporate Governance and Board Information

against the TCFD framework, as outlined in the Considering Climate at BNY Mellon report, to ensure that our Board remains well positioned to oversee the company’s Enterprise ESG strategy and climate-related commitments. While we believe that our corporate governance policies are generally consistent with these important frameworks, we will continue to evaluate and, where necessary, make changes to align with best practices.

Director Nomination Process

The CGNSR Committee reviews potential director candidates and makes recommendations to the Board regarding individuals qualified to become Board members. The Board then nominates director candidates for election at Annual Meetings (or directly selects an individual or individuals to fill vacancies on the Board, as applicable). Directors chosen to fill vacancies hold office for a term expiring at the end of the next Annual Meeting.

In recommending a nominee for election as a director (or to fill a Board vacancy), the CGNSR Committee considers the following Board-approved criteria:

•	Professional background and experience. The individual’s specific experience, background and education, including skills as described in the table on page 18, as well as skills and knowledge essential to the oversight of the company’s businesses.

•	Senior-level management positions. The individual’s development of a sustained record of substantial accomplishments in senior-level management positions in business, government, education, technology or not-for-profit enterprises.

•	Judgment and challenge. The individual’s ability to evaluate complex business issues, make sound judgments, and constructively challenge management’s recommendations and actions.

•	Diversity. The individual’s contribution to the diversity of the Board (in all aspects of that term), including differences of viewpoints, professional experience, education, skills and other demographics, such as race, gender, ethnicity and sexual orientation, as well as the variety of attributes that contribute to the Board’s collective strength.

•	Intangible attributes. The individual’s character and integrity and interpersonal skills to work with other directors on our Board in ways that are effective, collegial and responsive to the needs of the company.

•	Time. The individual’s willingness and ability to devote the necessary time and effort required for service on our Board.

•	Independence. The individual’s independence and freedom from conflicts of interest that could interfere with his or her duties as a director.

•	Stockholders’ interests. The individual’s strong commitment to the ethical and diligent pursuit of stockholders’ best interests.

Annually, the CGNSR Committee reviews these criteria for director nominations and makes recommendations regarding any changes for the Board’s approval as needed. The CGNSR Committee seeks individuals with leadership experience in a variety of contexts and across a variety of industries. The CGNSR Committee’s candidate search and recruitment efforts are informed by a number of factors, including its regular review of the composition of the Board and committees, its consideration of the directors’ qualifications, skills and experience, and the results of the Board and committee evaluation process. In 2021, the CGNSR Committee focused its recruitment efforts on developing a robust pipeline of candidate profiles, identifying complementary outlets for distinguishing potential candidates and discussing approaches to advancing engagement with prioritized individuals. Director search and recruitment was a topic on the agenda for each of the CGNSR Committee’s meetings in 2021. Ms. O’Connor, who was appointed as a director effective December 13, 2021, was identified as a candidate by a third-party search firm retained to assist the CGNSR Committee in its search efforts.

The CGNSR Committee evaluates all candidates suggested by other directors or third-party search firms (which the company retains from time to time to help identify potential candidates) or recommended by a stockholder for nomination as a director in the same manner. For information on communicating with the Board, see “Contacting the Board” on page 42.

A central component of the Board’s consideration of director candidates is its commitment to fostering and maintaining diversity in the boardroom. In addition to valuing diversity of viewpoints, professional experience, tenure, education, skills and expertise, the Board also seeks to include directors with diverse backgrounds—including with respect to race, gender, ethnicity and sexual orientation—to capture the benefits inherent in diverse perspectives. As a result of this commitment, our Board has approved a slate of nominees for election at the 2022 Annual Meeting that is over 36% female and over 36% diverse on the basis of race or ethnicity.

In considering whether to re-nominate a director for election at our Annual Meeting, the Board and the CGNSR Committee reviewed, among other factors:

•	The criteria for the nomination of directors described above,

•	Attendance and preparedness for Board and committee meetings,

•	A director’s overall contributions to the Board, and

•	The needs of the company.

BNY Mellon ➢	2022 Proxy Statement	23

ITEM 1. ELECTION OF DIRECTORS > Corporate Governance and Board Information

To facilitate the assessment of an incumbent director’s suitability for re-nomination, the CGNSR Committee may leverage feedback from the annual Board and committee evaluations and its review of the director’s outside board and other affiliations (to assess the presence of actual or perceived conflicts of interest as well as time commitments generally). Our Corporate Governance Guidelines direct the CGNSR Committee to consider, among other factors, the number of other public company boards on which a director serves as part of this review. It is the Board’s policy that a director who serves as an executive officer of a publicly traded company should not serve on the board of more than two publicly traded companies (including his or her own company) in addition to his or her service on the BNY Mellon Board. Directors who do not serve as public company executive officers should not serve on the board of more than three publicly traded companies in addition to BNY Mellon. The CGNSR Committee reviews compliance on an annual basis, and all of the incumbent directors comply with this policy.

In furtherance of the CGNSR Committee’s review of directors’ outside activities, our Corporate Governance Guidelines specifically outline a director’s obligation to inform the Board prior to accepting any position or otherwise changing his or her outside commitments in a significant manner, including by accepting a role on the board of another company. A director is prohibited from accepting such a position or making such a commitment without first obtaining the consent of the CGNSR Committee, in consultation with the Board chair, the CEO, the General Counsel and the Corporate Secretary.

Furthermore, our Corporate Governance Guidelines provide that a director who will be over the age of 75 at the time of the Annual Meeting will not be re-nominated for election to the Board, absent the Board’s approval based on the review and the recommendation of the CGNSR Committee. Accordingly, Mr. Kelly and Mr. Scott, who are each over the age of 75, will not be re-nominated and are not standing for re-election at the 2022 Annual Meeting.

Together, the Board views the foregoing criteria and policies as appropriate for balancing the benefits to the company from directors’ experience, the need for fresh perspectives and the significant time commitment that engaged board service entails. On the basis of this review, the Board and the CGNSR Committee have concluded that each of our current Board members—other than Mr. Kelly and Mr. Scott, who, as described herein, will not stand for re-election—should be recommended for re-nomination as a director.

Board Oversight of Company Culture

Our Board is committed to supporting and fostering the company’s strong cultural values. The Board, in conjunction with management, is responsible for ensuring that the company’s culture and its strategy are aligned. The company’s values (Passion for Excellence, Integrity, Strength in Diversity, and Courage to Lead), as well as the key behaviors supporting these values, are foundational to our culture. The Board expects all directors, as well as officers and employees of the company, to conduct themselves in a manner consistent with our codes of conduct, which incorporate these values and behaviors. The Board believes that our culture is fundamental to the conduct of the company’s business and the creation of a high performance environment, and is necessary for effective risk management, strong investor trust, and successful corporate governance.

Corporate Governance Guidelines and Codes of Conduct

Our Board has adopted Corporate Governance Guidelines covering, among other things, the duties and responsibilities and independence of our directors, the criteria and qualifications for nominating a director for election at the Annual Meeting, the Board’s role in overseeing executive compensation, compensation and expense reimbursements for independent directors, communications between stockholders and directors, the role of our independent Chair or Lead Director, and Board committee structures and assignments. The CGNSR Committee reviews the Corporate Governance Guidelines at least annually and makes recommendations to the Board regarding any updates.

In furtherance of the Board’s oversight of the company’s values, the company has adopted an Employee Code of Conduct, which applies to all of our employees and provides a framework to maintain the highest standards of professional conduct for the company. The Board has also adopted a Directors’ Code of Conduct to provide guidance to our directors in recognizing and addressing ethical issues, to provide mechanisms to report possible unethical conduct, and to foster a culture of honesty and accountability among directors. At least annually, the CGNSR Committee reviews the directors’ compliance with the Directors’ Code of Conduct (and, in the case of management directors, compliance with the Employee Code of Conduct).

Our Corporate Governance Guidelines, Employee Code of Conduct and Directors’ Code of Conduct are available on our website (see “Helpful Resources” on page 100). We intend to disclose any amendments to, or waivers from, our Employee Code of Conduct or our Directors’ Code of Conduct for the benefit of executive officers and directors, respectively, by posting such information on our website.

24	BNY Mellon ➢	2022 Proxy Statement

ITEM 1. ELECTION OF DIRECTORS > Corporate Governance and Board Information

Evaluation of Board and Committee Effectiveness

Annually, the Board and each of our standing committees conduct a self-evaluation exercise aimed at the continual enhancement of Board and individual director performance. The Board and management then work together to take appropriate action in light of the results of the self-evaluations.

Design of Assessment Process CGNSR Committee and independent Chair (or Lead Director, as applicable) determine the process, scope and contents of the Board's annual performance evaluation. The process is generally designed to facilitate a multi-year perspective and year-over-year comparability of feedback and assessment results. Evaluation and Director Self-Assessment Each director is provided with one evaluation questionnaire for the full Board and one for each standing committee on which such director serves. Each director also participates in annual, individual interviews guided by our General Counsel which allow each director an Opportunity to elaborate his or her questionnaire submissions and to provide candid reflection on personal contributions, the performance of other directors and Board and committee effectiveness generally. Topics covered as part of the evaluation process: Director contribution and performance Board structure and size, and Board dynamics Strategic priorities for the Board to focus oversight Range of business, professional and other backgrounds necessary for a director to serve the company Content and form of information provided to the Board by management Review and Presentation of Findings With the assistance of an independent, third-party consultant, the questionnaire responses and interview feedback are aggregated and a report is prepared for the Board and each Committee. Each standing committee self-evaluation is conducted by the respective committee Chairs in executive session at the next scheduled committee meeting after feedback is gathered. The independent Chair (or Lead Director, as applicable) leads an executive session of the full Board in which Board self-evaluation results are presented and the standing committee self-evaluations are reported. Follow-Up and Accountability Self-evaluation results are compared to prior year results to track improvements and promote long-term accountability. Board and management take appropriate action as necessary to address additional considerations. Areas in which director feedback has led to further discussion and enhancement s: Adjustments to content. timing and style of Board presentation materials Allocation of timing among committee and Board meetings and executive sessions Board and management succession

BNY Mellon ➢	2022 Proxy Statement	25

ITEM 1. ELECTION OF DIRECTORS > Corporate Governance and Board Information

Succession Planning

Our governance framework prioritizes senior leadership succession planning as an important component of facilitating long-term, sustainable business practices. In accordance with our Corporate Governance Guidelines, the Board takes an active role in the oversight of CEO and senior management succession planning. The HRC Committee, as well as the full Board, regularly review the succession plan for the CEO. This plan identifies a “readiness” level and ranking for internal candidates and incorporates flexibility for the Board to define an external hire as a succession option. In addition, the CGNSR Committee maintains and annually reviews a CEO emergency succession management plan. The Board’s independent Chair is engaged in these processes and consults with the HRC Committee and the CGNSR Committee on both the CEO succession plan and the CEO emergency succession management plan.

The Board and the HRC Committee also regularly engage in formal succession planning for the balance of our management Executive Committee members. This succession protocol includes identifying a rank and readiness level for potential internal candidates and strategically planning for external hires when desirable, such as, for example, for positions where capability gaps are identified. The HRC Committee and the Board review the succession plans for all management Executive Committee positions.

Consistent with this emphasis on preparedness and succession planning, and in light of the separation of the CEO and Chair positions, the CGNSR Committee has also adopted a Chair emergency succession management plan. The Chair emergency succession management plan, which was prepared in consultation with the independent Chair and the CEO, is designed to ensure that appropriate steps can be taken to minimize disruption to the Board and the company’s governance in the event of a temporary absence or retirement, resignation or removal of the independent Chair.

Director Orientation and Continuing Education

As part of ongoing efforts to support Board and individual director effectiveness and performance, we have developed comprehensive orientation and continuing education programs for directors. The CGNSR Committee oversees these programs. The orientation process for a new director is tailored to specific needs of the director, and is designed to facilitate and expand a new director’s understanding of the company’s products and services, the director’s duties as a member of the Board, and the culture of our company and the Board. The CGNSR Committee maintained a fully virtual orientation program for Mses. Gilliland and O’Connor and Mr. Gowrappan in 2021, leveraging the company’s existing technologies to deliver the program modules. In light of director feedback, including in connection with the board evaluation process described above, the Board received an update from senior management on the director orientation program and potential enhancements to be implemented in the future.

The new director orientation process generally progresses in the following stages:

Document Review Initially, a new director is provided with information through a set of documents covering, among other matters: organizational and leadership structure, business descriptions, Board and committee information, and governance materials and applicable policies. The director is also provided support and training for accessing and navigating the companys electronic board portal. Informational Modules The director then participates in a series of meetings with other directors and members of senior management. Meetings are grouped into modules through which additional information and documentation are provided. Topics covered in the course of each module include business strategy and operations, corporate culture, finance and human resources, among others. Feedback and Gap-Filling As a director progresses through the modules, feedback is solicited from all participants. Any gaps identified are filled with additional information and/or meetings, as needed or desirable.

On an ongoing basis, directors are provided with a catalogue of continuing education programs covering a range of topics, including ESG matters, that are delivered through external providers. In addition, education sessions led by members of senior management are made available to the directors on an in-boardroom basis either as stand-alone sessions or as part of an informal breakfast or dinner topic in connection with regular Board meetings. These sessions generally supplement the topics covered with new directors through the director orientation modules. Topics covered during these sessions included bank regulation, capital requirements and resolution planning, digital assets and related business initiatives.

26	BNY Mellon ➢	2022 Proxy Statement

ITEM 1. ELECTION OF DIRECTORS > Corporate Governance and Board Information

Directors are encouraged, including in the annual Board and committee evaluation process, to provide feedback regarding topics they would like to cover in continuing education sessions.

We have a policy for the reimbursement of reasonable out-of-pocket expenses incurred by a director in connection with his or her participation in continuing education sessions.

Active Stockholder Engagement Program

We conduct extensive governance reviews and investor outreach throughout the year. Through our investor engagement process in 2021 and 2022, we reached out to stockholders holding over 65% of our outstanding common stock and held discussions with those that accepted our invitation. These discussions included representatives from our Investor Relations, Enterprise

ESG, Corporate Governance and Human Resources teams and addressed topics such as executive compensation, company strategy and response to the COVID-19 pandemic, corporate governance, diversity and inclusion and other issues relating to our Enterprise ESG strategy.

Management reports regularly to the independent directors regarding investor discussions and feedback to keep them informed of stockholders’ perspectives on a variety of issues, including governance, strategy and performance, and to enable them to consider and address those matters effectively. Occasionally, directors may participate in meetings with individual directors on certain governance topics. Stockholder feedback has played a significant role in company decisions such as the design and implementation of a stockholder written consent right.

Board Leadership Structure

The Board’s independent directors review the Board’s leadership structure and the selection of the Chair of the Board on an annual basis, or more frequently as necessary, to ensure the current arrangement best serves the interests of the company at any given time. As part of this review, the independent directors evaluate whether they believe that the position of Chair should be held by the CEO, in which case an independent Lead Director would be selected, or that the Chair and CEO roles should be separated. In light of the Board’s composition, the company’s size, the nature of the company’s business, the regulatory framework under which the company operates, the company’s stockholder base, the company’s peer group and other relevant factors, the independent directors of the Board have determined that it was appropriate to maintain a separation between the positions of Chair and CEO. As a result, the Board appointed Joseph J. Echevarria as independent Chair, and Mr. Gibbons, our CEO, continues to serve as a non-independent member of the Board.

If the Board determines to appoint the CEO as Chair, then the independent directors will also appoint an independent Lead Director who will carry out the duties specified in our Corporate Governance Guidelines.

Independent Chair Duties and Responsibilities

The duties and responsibilities of our independent Chair are robust and include:

• acting as a liaison between and among the other independent directors, the CEO and management generally;

• presiding over Board and stockholder meetings;

• the right to call a special meeting of the independent directors or the full Board;

• reviewing and approving Board meeting agendas, materials and schedules;

• leading executive sessions and meetings of independent directors;

• being available to meet with major stockholders and regulators as applicable; and

• consulting with the Chair of the HRC Committee on CEO performance, compensation and succession, and reviewing the emergency CEO succession management plan with the CGNSR Committee annually.

BNY Mellon ➢	2022 Proxy Statement	27

ITEM 1. ELECTION OF DIRECTORS	> Corporate Governance and Board Information

Director Independence

Our Board has determined that 10 of our 11 director nominees are independent. Our independent director nominees are Linda Z. Cook; Joseph J. Echevarria; M. Amy Gilliland; Jeffrey A. Goldstein; K. Guru Gowrappan; Ralph Izzo; Sandie O’Connor; Elizabeth E. Robinson; Frederick O. Terrell; and Alfred W. “Al” Zollar. Our CEO, Thomas P. “Todd” Gibbons, is not independent. The Board has also determined that Edmund F. “Ted” Kelly and Samuel C. Scott III, who are not standing for re-election as directors at the 2022 Annual Meeting, are independent. In addition, Jennifer B. Morgan, who did not stand for re-election as a director at the 2021 Annual Meeting, was independent during the period in 2021 in which she served as a director.

Our Standards of Independence

For a director to be considered independent, our Board must determine that the director does not have any direct or indirect material relationship with us. Our Board has established standards (which are outlined in our Corporate Governance Guidelines) based on specified categories and types of transactions, which conform to, or in some cases are more exacting than, the independence requirements of the New York Stock Exchange (“NYSE”) and the SEC. As part of the oversight of director independence determinations, the CGNSR Committee undertakes an initial review and makes recommendations regarding each director’s independence to the Board based on its application of these standards.

Our Board will also determine that a director is not independent if it finds that the director has material business arrangements with us that would jeopardize that director’s judgment. In making this determination, our Board reviews business arrangements between the company and the director and between the company and any other company for which the director serves as an officer or general partner, or of which the director directly or indirectly owns 10% or more of the equity. Our Board has determined that these arrangements will not be considered material if:

•	they are of a type that we usually and customarily offer to customers or vendors;

•	they are on terms substantially similar to those for comparable transactions with other customers or vendors under similar circumstances; or

•	in the case of personal loans, the loans are subject to and in compliance with Regulation O of the
Board of Governors of the Federal Reserve System (“Regulation O”).

Our Board may also consider other factors as it may deem necessary to arrive at sound determinations as to the independence of each director, and such factors may override the conclusion of independence or non-independence that would be reached simply by reference to the factors listed above.

In determining that each of the directors who served on our Board in 2021, other than Mr. Gibbons, is independent, our Board reviewed the standards described above, the corporate governance rules of the NYSE and the SEC, and the individual circumstances of each director.

The following categories or types of transactions, relationships and arrangements were considered by the Board in determining that a director is independent. None of these transactions, relationships or arrangements rose to the level that would require disclosure under our related party transactions policy, which is described in more detail on page 29. In addition, in each case, the amounts involved were below the thresholds of the corporate governance rules of the NYSE and the SEC and our Corporate Governance Guidelines, including that none of the transactions described below were in an amount that exceeded the greater of $1 million or 2% of such other entity’s consolidated gross revenues for its last reported fiscal year:

•	Purchases of goods or services in the ordinary course of business. The company and its subsidiaries purchased goods and services during the last three years from certain entities of which Mr. Gowrappan served as an executive for a period in 2021. All of these purchases were made in the ordinary course of business. For each of the last three years, these purchases, in the aggregate, fell substantially below the 2% threshold of the seller’s annual revenue or of our annual revenue for 2021.

•

Sales of goods or services in the ordinary course of business. The company and its subsidiaries provided various financial services during the last three years—including asset servicing, global markets services, clearing services, issuer services, treasury services, or credit services—to certain entities of which each of Ms. Cook, Ms. Gilliland, Mr. Goldstein, Mr. Gowrappan, Mr. Izzo, Ms. Morgan, Ms. Robinson or Mr. Terrell served as an executive officer or was otherwise

28	BNY Mellon ➢	2022 Proxy Statement

ITEM 1. ELECTION OF DIRECTORS	> Corporate Governance and Board Information

employed, or for which a member of their immediate family was an executive officer, for a period in 2021. All of the services were provided in the ordinary course of our business and at prevailing customer rates and terms. For each of the last three years, the amount of fees paid to us by each purchaser in each case fell substantially below the 2% threshold of the purchaser’s annual revenue and of our annual revenue for 2021.

•	Customer relationships. Neither we nor our subsidiaries provided any ordinary course services, such as asset management services or banking services, to any independent director in 2021.

•	Charitable contributions. We made (directly, through our subsidiaries or by the BNY Mellon Foundation or the BNY Mellon Foundation of Southwestern Pennsylvania) charitable contributions to not-for-profit, charitable or tax-exempt organizations for which Mr. Terrell served as a director, executive officer or trustee (or for which a family member of one of our independent directors served as an executive officer) during 2021. In 2021, charitable contributions to these organizations did not exceed the thresholds set out in the corporate governance rules of the NYSE and the SEC and our Corporate Governance Guidelines.
•	Beneficial ownership or voting power. In the ordinary course of our investment management business, we beneficially own or have the power to vote (directly or through our subsidiaries or through funds advised by our subsidiaries) shares of certain entities for which each of Ms. Cook, Ms. Gilliland, Mr. Gowrappan, Mr. Izzo and Ms. Morgan, respectively, served as an executive during a period in 2021. As of December 31, 2021, we, our subsidiaries or funds advised by our subsidiaries, in the aggregate, owned or had the power to vote no more than approximately 1% of the outstanding shares of any such entity.

Our Board, on the basis of the analysis and recommendations conducted by the CGNSR Committee, determined that none of the transactions, relationships or arrangements described above constituted a material relationship between the respective director and our company or its subsidiaries for the purpose of the corporate governance rules of the NYSE and SEC and our Corporate Governance Guidelines. As such, our Board determined that these transactions, relationships and arrangements did not affect the independence of such director and did not impair his or her ability to act in the best interests of the company and our stockholders.

Business Relationships and Related Party Transactions Policy

The Board has adopted a policy on related party transactions (our “related party transactions policy”), which was reviewed by the CGNSR Committee. Our related party transactions policy was most recently reviewed and amended by the Board in 2021. The policy provides that the CGNSR Committee, or another Board committee consisting solely of independent directors, must approve any transaction(s) in which (i) the company or any of its subsidiaries was, is or will be a participant, (ii) the amount involved exceeds $120,000 or the company’s Legal Department otherwise considers it appropriate to bring the transaction to the designated committee for review and (iii) any “related person” had, has or will have a direct or indirect material interest. A “related person” includes directors, nominees for director, executive officers, members of such persons’ immediate families, and greater than 5% beneficial owners (including BlackRock, Inc., Dodge & Cox, The Vanguard Group and Warren E. Buffett and Berkshire Hathaway, Inc., each of which is a beneficial owner of more than 5% of our outstanding common stock based on a review of such holder’s Schedule 13G filings). Consistent with SEC rules, our related party transactions policy provides that certain transactions, including employment relationships and ordinary course non-preferential transactions, entered into with a related person are not considered to be related party transactions and are not required to be disclosed or approved by the CGNSR Committee. In 2021, there were no related party transactions that required CGNSR Committee approval or disclosure in this proxy statement.

Our related party transactions policy provides that the CGNSR Committee may recommend to our Board from time to time the adoption of resolutions pre-approving certain types or categories of transactions that the CGNSR Committee determines in good faith are in, or are not inconsistent with, our best interests and the best interests of our stockholders. While no related party transactions in 2021 required CGNSR Committee approval or proxy statement disclosure, the Board has adopted a resolution on recommendation from the CGNSR Committee pre-approving transactions that

BNY Mellon ➢	2022 Proxy Statement	29

ITEM 1. ELECTION OF DIRECTORS	> Corporate Governance and Board Information

involve the sale or other provision of products and services (not subject to Regulation O or other specific regulatory requirements) by our company or its subsidiaries to directors and members of their immediate families, director-related companies, executive officers and members of their immediate families and beneficial owners of more than 5% of our common stock in the ordinary course and on terms generally offered in transactions with non-related persons. Transactions subject to Regulation O or other specific regulatory requirements are approved as required pursuant to such regulations.

In the ordinary course of business, we periodically have, and expect to continue to have, banking and other transactions, including asset management services, banking services, broker services and credit services, with related persons. Any loans to related persons, and any transactions involving financial products and services provided by the company to such persons and entities, are made in the ordinary course of business and on substantially the same terms, including interest rates and collateral (where applicable), as those prevailing at the time for comparable transactions with persons and entities not related to the company, and do not involve more than the normal risk of collectability or present other unfavorable features.

Under the related party transactions policy, in making its determination to approve a related party transaction, the CGNSR Committee may take into consideration all relevant facts and circumstances available to it, including but not limited to:

•	the related person’s relationship to us and interest in the transaction;

•	the material facts of the transaction, including the amount involved;
•	the benefits to us of the transaction;

•	the availability from other sources of comparable products or services; and

•	an assessment of whether the transaction is on terms that are comparable to the terms available to or from an unrelated third party or to employees generally.

The CGNSR Committee also may consider the impact on a director’s independence in the event the related person is a director or an immediate family member of a director.

Under the related party transactions policy, no member of the CGNSR Committee may participate in the review, consideration, approval or ratification of any related party transaction with respect to which such member or any of his or her immediate family members is the related person. The CGNSR Committee may approve only those related party transactions that are in, or are not inconsistent with, our best interests and the best interests of our stockholders, as the CGNSR Committee determines in good faith.

If a related party transaction is identified after it is already ongoing or completed, the policy requires that such transaction must be submitted to the CGNSR Committee promptly for ratification, applying the standards described above. In this circumstance, the CGNSR Committee will evaluate all options available, including ratification, amendment, termination or rescission of the transaction.

Our related party transactions policy does not limit or affect the application of our other policies applicable to our directors, executive officers and other related persons, including our Employee Code of Conduct and Directors’ Code of Conduct.

30	BNY Mellon ➢	2022 Proxy Statement

ITEM 1. ELECTION OF DIRECTORS	> Corporate Governance and Board Information

Oversight of Environmental, Social and Governance Matters

The Board’s oversight of ESG matters, and the integration of ESG into our business, operations and strategy more generally, is a pillar of the company’s governance framework. We have approached this by focusing on our own ESG practices and conduct, and extending those principles to the way we serve clients. On an enterprise level:

•	in terms of environmental factors, we’re committed to the efficient use of natural resources, mitigating climate-related risks, and leveraging innovative energy solutions,

•	with respect to our social standards, we are dedicated to effectively managing our relationships with key stakeholders, including clients, employees, regulators, suppliers and the communities in which we operate, and

•	regarding governance, we’re committed to operating with strong ethical business practices, fair and equitable compensation, a diverse Board and policies that acknowledge human rights principles.

All of these actions inform our client solutions, with the aim of helping our clients meet their ESG goals. As one of the world’s largest custodians, the company is well-positioned to examine and analyze ESG trends with an emphasis on how this information can positively influence our clients’ long-term performance. With our size, scale and significance and positioning at the center of the financial system, we touch many points along the financial value chain, putting us in a unique position to collaborate with clients on the establishment of best practices and innovative ESG solutions.

Future First Our Holistic ESG Framework

Client Solutions

We empower clients with multifaceted solutions in three areas to support greater ESG integration across the value chain: (i) Responsible Investment, (ii) Data and Analytics and (iii) Financing and Payments.

Enterprise ESG

Enterprise ESG is a part of company culture that informs our responsible business practices and inspires our global citizenship. We endeavor to contribute to sustainable economic growth to help protect healthy markets, enhance our own business resiliency and longevity, and deliver positive impacts for key stakeholders.

This commitment requires us to consider the impacts that our business has on the environment and society and, in turn, how climate-related risks and societal needs present opportunities for our company. This includes:

•	embedding an ESG lens in areas such as enterprise risk management and supply chain management,

•	reporting on our efficient use of natural resources, and

•	management of our relationships with key stakeholders such as clients, employees, stockholders and the communities in which we operate.

As highlighted below under “Enterprise ESG Governance” on page 33, the company’s Executive Committee and Board, primarily through its CGNSR Committee, are heavily involved in the oversight of ESG integration across our enterprise and culture and in reviewing the company’s progress against our commitments. Our directors bring a diverse set of skills, experience and expertise on a variety of ESG matters and on ESG governance generally, and continually monitor the company’s ESG competency, thereby providing effective guidance and challenge to management with respect to our ESG strategy and business practices.

The Enterprise ESG Steering Council and various working groups and task forces, comprised of senior management from across various business functions and lines of business, contribute to the establishment of the company’s practices and policies as well as the integration of ESG matters in a concerted and consistent manner globally and regionally.

BNY Mellon ➢	2022 Proxy Statement	31

ITEM 1. ELECTION OF DIRECTORS	> Corporate Governance and Board Information

Our annual Enterprise ESG Report, published in accordance with the standards of the Global Reporting Initiative and the TCFD framework, outlines the company’s progress on our five-year goals, key performance indicators and targets, and highlights initiatives from the previous year.

The Enterprise ESG Report discusses the impact of our business, strategy and operations and enterprise-wide practices across three areas:

Culture and Purpose

Our purpose is guided by our core values of passion for excellence, integrity, strength in diversity and courage to lead. Together, our purpose and values drive our culture, which is built on our commitment to diversity, equity and inclusion, leadership and development, employee engagement and wellbeing, and community partnership.

Responsible Business

We believe responsible business is simply good business. As a major global financial institution, we have a significant role in contributing to market integrity. Of utmost importance to us are (i) the trust of our clients, (ii) transparency and technological resiliency of our business, and (iii) providing ESG solutions to the global investing community.

Global Citizenship

Given the company’s commitment to operate responsibly and sustainably, consideration of human rights and environmental sustainability is integrated into our business, strategic and operational activities and initiatives. Our efforts to improve the effectiveness of our supply chain and seek suppliers whose corporate values align with ours is an important component of the company’s approach to doing business. Additionally, as part of our regular outreach, we engage stakeholders on public policy initiatives important to our company and the financial industry.

Global Citizenship highlights from 2021 will be included in the company’s 2021 Enterprise ESG Report, which we expect to be published in the summer of 2022.

32	BNY Mellon ➢	2022 Proxy Statement

ITEM 1. ELECTION OF DIRECTORS > Corporate Governance and Board Information

Enterprise ESG Governance

The work of considering and integrating ESG issues across all levels of our enterprise extends from the highest level of leadership to employees across the globe. The table below provides a description of the company’s Enterprise ESG governance structure, including the various employee groups that support our holistic approach to ESG.

Enterprise ESG Governance Structure Corporate Governance, Nominating and Social Responsibility (CGNSR) Committee of the Board of Directors Provides primary oversight of BNY Mellon's ESG efforts. Consists of independent directors who regularly review our Enterprise ESG performance, monitor progress against Long-term goals, and provide guidance to management. Read more in the CGNSR Committee Charter, Executive Committee Responsible for ESG progress and success approves and monitors progress on long-term goals, anticipates market trends and future client needs, and drives business innovation EC ESG Steering Council Enterprise ESG Steering Council ESG Client Solutions Working Group Enterprise ESG Team Leads strategy development and governance processes, provides subject matter expertise, collaborates with company functions and departments to assist in development of ESG integration initiatives, manages public reporting and disclosures related to ESG activities, facilitates external stakeholder input, and collaborates with experts and facilitates thought leadership Working Groups TCFD Working Group Line of business ESG Working Groups Ad hoc as needed Subject Matter Experts Staff across varying areas of the company who execute ESG-related practices and programs Employee Groups Employee/Business Resource Groups (E/ BRGs), sustainability ambassadors, end volunteer and philanthropic fundraising Committees that support social or environmental impact initiatives

The CGNSR Committee monitors a broad range of activities related to ESG, including climate change and sustainability matters. Senior management meets with the CGNSR Committee periodically to present updates regarding enterprise environmental management, with a focus on environmental and climate-related goal-setting, progress, and strategy regarding our operational footprint, and may also provide other material information such as stakeholder input and peer comparison. These sessions provide the CGNSR Committee with the opportunity to discuss with management progress on the company’s goals, forward-looking goal-setting, the company’s overall ESG and sustainability strategy and public reporting initiatives with respect to such matters.

As part of its oversight responsibility, the CGNSR Committee engages with management on the company’s public reporting initiatives with respect to these ESG matters. In the summer of 2022, we plan to publish our 15th annual report covering our ESG framework and the company’s performance on a range of ESG topics. Past reports can be found on our website. See “Helpful Resources” on page 100.

BNY Mellon ➢	2022 Proxy Statement	33

ITEM 1. ELECTION OF DIRECTORS > Corporate Governance and Board Information

Spotlight on Diversity and Inclusion

Strategy Bussiness imperative enable businessses to optimize and differentiate performance Diverse Talent Build the best global team Inclusive Culture Ensure our culture is respectfull, equitable and fosters a sense of belonging Market Leadership Set a high bar for our company and our people

Diversity and Inclusion (“D&I”) forms an integral component of our Culture & Purpose strategy. Our D&I efforts are aimed at considering and integrating ESG issues across all levels of our enterprise to ensure the highest level of leadership and engagement on a global employee basis.

Our governance framework supports this mission by balancing appropriate levels of accountability at the Board and among senior management with adequate representation and input from our employees across the globe.

Entity	Primary Responsibilities for D&I Efforts

HRC Committee	Consists of independent directors who are responsible for overseeing our programs for D&I.

Executive Committee	Sets goals to improve workforce diversity, with particular emphasis on diversifying our senior management ranks. Executive Committee member bonuses and incentives are informed by performance against goals that include specific D&I goals. Executive ownership and accountability of D&I outcomes sustains the company’s focus on gender equality and improving ethnic and racial representation in our U.S. workforce.

Global Diversity and Inclusion Team and Diversity and Inclusion Advisory Council

•  Global Diversity and Inclusion Team: Our Office of Global Diversity and Inclusion has appointed a global head and regional leads in EMEA, the Americas and India. These dedicated experts partner with our business leaders and employees, and engage stakeholders—including clients, investors and regulators—to share ideas and successes.

• Diversity and Inclusion Advisory Council: This group of senior managers, representing all of our business, functions and regions, is an interactive and results-oriented forum that serves as both a sounding board to the CEO and a catalyst for change across the organization. Each member is also involved with each of our E/BRGs, some holding formal leadership roles, to ensure connectivity, alignment and governance across D&I groups.

E/BRGs	Our E/BRG members drive our D&I strategy across business lines and regions, engaging employees globally as D&I champions and brand ambassadors. These groups provide our employees with opportunities to share, collaborate and support one another through shared interests, common attributes and cultural heritage. They offer mentoring and reverse mentoring programs; professional development workshops; leadership skill-building and cross-border teaming; volunteering and pro bono opportunities; and other activities that can raise an employee’s visibility, enhance professional capability and capacity, and build trusted working relationships with global colleagues, clients and partners.

34	BNY Mellon ➢	2022 Proxy Statement

ITEM 1. ELECTION OF DIRECTORS	> Corporate Governance and Board Information

The HRC Committee regularly engages with management on D&I matters. In 2021, the HRC Committee discussed with management the company’s overall D&I strategy and initiatives, including as it relates to the continued disclosure of EEO-1 data in our Enterprise ESG Report, as well as goals for advancing diverse representation, particularly in more senior roles across the organization. Among other initiatives and updates, the HRC Committee also reviewed the company’s pay equity program.

Recognizing the societal unrest spurred by ongoing racial injustice, our senior leadership has strengthened our company’s commitment to diversity, inclusion and equity. Augmenting existing plans and initiatives, we have engaged in purpose-led action to accelerate progress. Highlights include:

•	The company offered open internal forums and developed tools for senior leaders and managers to foster meaningful dialogue on race relations, diversity, inclusion, equity, belonging, allyship and other topics that foster inclusivity.

•	We engaged our employees through our Equality Campaign Matched Giving Program, which provided donations to eligible charities working on justice reform and racial equality issues.

•	Through our businesses, we engage in community reinvestment and rebuilding to improve funding and access to capital for underserved, minority-owned and other diverse-owned businesses.

•	The company’s supplier diversity program aims to mentor and develop diverse-owned businesses to strengthen their ability to do business with large companies like ours and to expand collaborations with diverse-owned asset management firms.

Spotlight on Employee Wellbeing

In an effort to continue to support employees through the personal and emotional stresses induced by the pandemic, the company developed the Meeting you in your life moments employee support initiative, which consists of:

Supporting Life Balance:

•	Introduced global Caregiver Leave, 10 days of paid time off to manage planned and unplanned family care circumstances.
•	Offered family support via virtual babysitting, back-up care services, tutoring discounts and working family education sessions.

•	Developed Productivity—Resilience—Life Balance, a curated list of practical tips and ideas for managers and teams to discuss to support individuals’ wellbeing.

•	Created MyBreak, a desktop tool to prompt people to pause and take a break during the work day.

Providing Wellbeing programs:

•	Provided comprehensive, inclusive programs, including virtual fitness sessions, team step challenges and physical health education events.

•	Delivered It’s OK to choose you mental health awareness and education campaign.

•	Offered a range of tools to support healthy behaviors, enhanced sleep, improved personal resilience and financial wellness.

Encouraging Preventative Health behaviors:

•	Provided COVID-19 support to employees where needed. Including enhanced medical services and onsite vaccination camps in India and access to testing for our essential in-office employees.

•	Offered remote health and biometric screenings where available.

•	Delivered global flu vaccination program.

For additional information on the oversight responsibilities of the standing committees of the Board, including the CGNSR Committee and the HRC Committee, see “Committees and Committee Charters” on page 38. For information on our ESG-related policies and related resources, see “Helpful Resources” on page 100.

BNY Mellon ➢	2022 Proxy Statement	35

ITEM 1. ELECTION OF DIRECTORS > Corporate Governance and Board Information

Oversight of Risk

Successful management of the company requires the understanding, identification and management of risk. We oversee risk through multiple lines of defense, as described in the below table.

Entity	Primary Responsibilities for Risk Management

Risk Committee, consisting entirely of independent directors

• Review and approval of significant enterprise-wide risk management policies and associated risk management frameworks of the company.

• Review and approval of the company’s risk appetite statement on an annual basis, and approval of any material amendment to the statement.

• Review of significant risk exposures and the steps management has taken to identify, monitor, control and report such exposures, including risks such as credit, market, liquidity, operational (including fiduciary and technology risks), strategic and model risks and risks associated with incentive compensation plans.

• Evaluation of risk exposure and tolerance.

• Review and evaluation of the company’s practices with respect to risk assessment and risk management.

• Review, with respect to risk management and compliance, of (1) issues identified by the company’s Risk and Compliance department and the Internal Audit department (“Internal Audit”), and management’s responses and follow-ups, (2) significant examination reports and associated matters identified by regulatory authorities and management’s responses, and (3) the Risk and Compliance department’s scope of work and its planned activities.

Audit Committee, consisting entirely of independent directors

• Review and discussion of policies with respect to risk assessment and risk management.

• Oversight responsibility with respect to the integrity of our company’s financial reporting and systems of internal controls regarding finance and accounting, as well as our financial statements.

• Coordinate with the Risk Committee to ensure each Committee has received and, when appropriate, discussed the information necessary to fulfill each Committee’s respective responsibilities and duties with respect to areas of common interest (including, among other matters, the company’s methods for identifying and managing risks).

• Review of periodic reports regarding corporate-wide compliance with laws and regulations.

• Review of any items escalated by the Risk Committee that have significant financial statement impact or require significant financial statement/regulatory disclosures.

• Review processes for managing and assessing risk through the Risk Committee and management-level risk committees.

Management

• Chief Risk Officer: Implement an effective risk management framework and daily oversight of risk.

• Internal Audit: Provide reliable and timely information to our Board and management regarding our company’s effectiveness in identifying and appropriately controlling risks.

• Senior Risk and Control Committee: Review significant risk events, emerging risks and drivers of risk. Serve as the most senior management-level risk governance body at the company, and review on an ongoing basis the top risks. Provide oversight for all risk management, compliance and ethics activities and processes, including the risk framework.

36	BNY Mellon ➢	2022 Proxy Statement

ITEM 1. ELECTION OF DIRECTORS > Corporate Governance and Board Information

Our Chief Risk Officer reports to the Risk Committee. The Risk Committee also reviews the Senior Risk and Control Committee’s activities, and any significant changes in its key responsibilities must be reported to the Risk Committee. Our company has also formed several risk management sub-committees to identify, assess and manage risks. Each risk management sub-committee reports its activities to the Senior Risk and Control Committee and any significant changes in the key responsibilities of any sub-committee, or a change in the Chair of any sub-committee, must be approved by our Chief Risk Officer and subsequently reported to the Senior Risk and Control Committee.

Our company also has a comprehensive internal risk framework, which facilitates risk oversight by our Risk Committee. Our risk management framework is designed to:

•	provide that risks are identified, monitored, reported, and priced properly;
•	define and measure the type and amount of risk the company is willing to take;

•	communicate the type and amount of risk taken to the appropriate level;

•	maintain a risk management organization that is independent of risk-taking activities; and

•	promote a strong risk management culture that encourages a focus on risk-adjusted performance.

Our primary risk exposures as well as our risk management framework and methodologies are discussed in further detail on pages 50 through 56 in our 2021 Annual Report. See “How We Address Risk and Control” on page 70 below for a discussion of risk assessment as it relates to our compensation program.

Board Meetings and Committee Information

Board Meetings

Our Corporate Governance Guidelines provide that our directors are expected to attend our Annual Meeting of Stockholders and all regular and special meetings of our Board and committees on which they sit. All of our directors attended our 2021 Annual Meeting of Stockholders.

As we continue to operate in a challenging and uncertain environment, our Board and senior leadership maintained regular dialogue regarding a variety of topics, including the company’s response to the COVID-19 pandemic and strategic initiatives aimed at accelerating business performance. In addition to the regular meeting schedule, the Board convened several special meetings to discuss, among other matters, capital planning and non-routine regulatory matters. Our Board held 19 meetings in 2021.

Each incumbent director attended at least 75% of the aggregate number of meetings of our Board and of the committees on which he or she sat, and the average attendance rate for directors in 2021 was approximately 98%.

BNY Mellon ➢	2022 Proxy Statement	37

ITEM 1. ELECTION OF DIRECTORS	> Corporate Governance and Board Information

Committees and Committee Charters

Our Board has established six standing committees, each consisting entirely of independent directors. A description of each standing committee is provided below. Each committee makes recommendations to our Board as appropriate and reports periodically to the entire Board. Four of the six standing committees are chaired by a diverse director. Through the course of 2021, the CGNSR Committee conducted its regular review of the composition and structure of the Board’s standing committees and the tenure of the committee chairs, with an emphasis on refreshment and succession planning. On the basis of this review, the CGNSR Committee determined to recommend to the Board several changes to the committee leadership assignments which were approved by the Board in April 2021.

Additional information about the standing committees can be found in their charters, which are available on our website (see “Helpful Resources” on page 100).

Audit Committee 6 Independent Members 11 Meetings in 2021

Frederick O. Terrell (Chair), Linda Z. Cook, Joseph J. Echevarria, Ralph Izzo, M. Amy Gilliland, Samuel C. Scott III*

Overseeing Independent Registered Public Accountant. Our Audit Committee has direct responsibility for the appointment, compensation, annual evaluation, retention and oversight of the work of the registered independent public accountants engaged to prepare an audit report or to perform other audit, review or attestation services for us. The Committee is responsible for the pre-approval of all audit and permitted non-audit services performed by our independent registered public accountants and each year, the Committee recommends that our Board request stockholder ratification of the appointment of the independent registered public accountants.

Overseeing Internal Audit Function. The Committee acts on behalf of our Board in monitoring and overseeing the performance of our internal audit function. The Committee reviews the organizational structure, qualifications, independence and performance of Internal Audit and the scope of its planned activities, at least annually. The Committee also approves the appointment of our internal Chief Auditor, who functionally reports directly to the Committee and administratively reports to the CEO, and annually reviews his or her performance and, as appropriate, replaces the Chief Auditor.

Overseeing Internal Controls over Financial Statements and Reports. The Committee oversees the operation of a comprehensive system of internal controls covering the integrity of our financial statements and reports, compliance with laws, regulations and corporate policies. Quarterly, the Committee reviews a report from the company’s Disclosure Committee and reports concerning the status of our annual review of internal control over financial reporting, including (1) information about (a) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect our ability to record, process, summarize and report financial information and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in our internal control over financial reporting, and (2) management’s responses to any such circumstance. The Committee also oversees our management’s work in preparing our financial statements, which will be audited by our independent registered public accountants.

Financial Planning and Analysis. The Committee reviews: (1) financial forecasts, operating budgets, capital expenditures and expense management programs, and progress relative to targets and relative to competitors; and (2) plans with regard to net interest revenue, investment portfolio activities and progress relative to such plans and activities.

*

Mr. Terrell assumed the role of Audit Committee chair in April 2021. Ms. Gilliland joined the Audit Committee in April 2021, following her election to the Board at the 2021 Annual Meeting. Mr. Scott is currently a member of the Audit Committee but will not be standing for re-election as a director at the 2022 Annual Meeting.

38	BNY Mellon ➢	2022 Proxy Statement

ITEM 1. ELECTION OF DIRECTORS > Corporate Governance and Board Information

Members and Financial Expert. The Committee consists entirely of directors who meet the independence requirements of listing standards of the NYSE, Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the Federal Deposit Insurance Corporation (“FDIC”). All members are financially literate within the meaning of the NYSE listing standards as interpreted by our Board and are outside directors, independent of management, and are not large customers of the company, under the FDIC’s rules and regulations. Our Board has determined that (i) each of Ms. Gilliland and Messrs. Echevarria, Izzo, Scott and Terrell satisfy the definition of “audit committee financial expert” as set out in the rules and regulations under the Exchange Act, based upon their experience actively supervising a principal accounting or financial officer or public accountant, (ii) each of Messrs. Echevarria, Izzo, Scott and Terrell has “banking or financial management expertise” as set out in the FDIC’s rules and regulations, and (iii) each of Mses. Cook and Gilliland and Messrs. Echevarria, Izzo, Scott and Terrell has accounting or related financial management expertise within the meaning of the NYSE listing standards as interpreted by our Board.

Corporate Governance, Nominating and Social Responsibility Committee 4 Independent Members 7 Meetings in 2021

Ralph Izzo (Chair), Linda Z. Cook, Joseph J. Echevarria, Samuel C. Scott III*

Corporate Governance Matters. As further described on page 23, the CGNSR Committee assists our Board in identifying, reviewing and recommending individuals qualified to become Board members. The Committee periodically considers the size of our Board and recommends changes to the size as warranted and is also responsible for developing and recommending to our Board changes to our Corporate Governance Guidelines from time to time as may be appropriate. In addition, the Committee oversees the evaluation process of our Board and its committees, reviews the structure and responsibilities of the Board’s committees and annually considers committee assignments, recommending changes to those assignments as necessary.

Oversight of Director Compensation and Benefits. The Committee reviews non-employee director compensation on an annual basis and makes recommendations to our Board on appropriate compensation, and is responsible for approving compensation arrangements for non-employee members of the Boards of our significant subsidiaries.

ESG and Corporate Social Responsibility. The Committee promotes a culture that emphasizes and sets high standards for corporate citizenship and reviews corporate performance against those standards. The Committee is responsible for the oversight of the company’s significant ESG program and initiatives, including Enterprise ESG strategy and governance, strategic philanthropy and employee community involvement, public policy and advocacy (including lobbying and political contributions), environmental sustainability and management, supply chain ESG considerations, and significant reporting related to such matters. The Committee also provides oversight for the company’s compliance with the Community Reinvestment Act and Fair Lending laws and considers the impact of the company’s businesses, operations and programs from a social responsibility perspective, taking into account the interests of stockholders, clients, suppliers, employees, communities and regulators.

For additional information regarding the company’s commitment to ESG and corporate social responsibility and recent initiatives, see “Oversight of Environmental, Social and Governance Matters” on page 31 and “Helpful Resources” on page 100.

Finance Committee 3 Independent Members 8 Meetings in 2021

Joseph J. Echevarria (Chair), Jeffrey A. Goldstein, Elizabeth E. Robinson**

The Finance Committee assists the Board in fulfilling its responsibilities with respect to the monitoring and oversight of the company’s financial resources and strategies. The Committee’s responsibilities and duties include reviewing the company’s capital structure, annual capital plan, capital raising and capital distributions as well as the financial aspects of our recovery and resolution plans. In addition, the Committee is responsible for approving and recommending to our Board our annual capital plan submission to the applicable regulators as well as our capital management policy.

*

Mr. Izzo assumed the role of CGNSR Committee chair in April 2021. Mr. Scott is currently a member of the CGNSR Committee but will not be standing for re-election as a director at the 2022 Annual Meeting.

**	Mr. Echevarria assumed the role of Finance Committee chair in April 2021.

BNY Mellon ➢	2022 Proxy Statement	39

ITEM 1. ELECTION OF DIRECTORS > Corporate Governance and Board Information

Human Resources and Compensation Committee 6 Independent Members 8 Meetings in 2021

Linda Z. Cook (Chair), M. Amy Gilliland, Jeffrey A. Goldstein, Edmund F. “Ted” Kelly, Samuel C. Scott III, Frederick O. Terrell*

Compensation and Benefits. The HRC Committee is generally responsible for overseeing our employee compensation and benefit policies and programs, our management development and succession programs, the development and oversight of a succession plan for the CEO position and our diversity and inclusion programs. The Committee also administers and makes equity and/or cash awards under plans adopted for the benefit of our employees to the extent required or permitted by the terms of these plans, establishes any related performance goals and determines whether and the extent to which these goals have been attained. The Committee also evaluates and approves the total compensation of the CEO and all other executive officers and makes recommendations concerning equity-based plans, which recommendations are subject to the approval of our entire Board. The Committee also oversees certain retirement plans that we sponsor to ensure that: (1) they provide an appropriate level of benefits in a cost-effective manner to meet our needs and objectives in sponsoring such plans; (2) they are properly and efficiently administered in accordance with their terms to avoid unnecessary costs and minimize any potential liabilities to us; (3) our responsibilities as plan sponsor are satisfied; and (4) financial and other information with respect to such plans is properly recorded and reported in accordance with applicable legal requirements.

CEO Compensation. The Committee reviews and approves corporate goals and objectives relevant to the compensation of our CEO, reviews his performance in light of those goals and objectives, and determines and approves his compensation on the basis of its evaluation. With respect to the performance evaluation and compensation decisions regarding our CEO, the Committee reports its preliminary conclusions to the other independent directors of our full Board in executive session and solicits their input prior to finalizing its decisions.

Executive Compensation. The Committee establishes the compensation of executive officers, oversees executive compensation and reviews the appointment, promotion, performance and potential of senior managers of the company.

Delegated Authority. The Committee has delegated to our CEO the responsibility for granting equity awards to certain employees, other than to himself or to our executive committee members, who are eligible to receive grants under our 2019 Long-Term Incentive Plan (“LTIP”). This delegated authority extends to both annual equity awards and equity awards granted outside of the annual awards process (“off-cycle awards”). Our CEO’s delegated authority is subject to certain limitations, including the aggregate shares represented by plan awards that may be granted to any one individual in any calendar year (100,000, to any one individual, with a maximum of 1,000,000 aggregate shares represented by plan awards for off-cycle awards in any calendar year). The Committee has also delegated authority to our Global Head of Human Resources to make off-cycle grants to certain employees other than herself and executive committee members with a value of less than $250,000 (subject to the same limitations as the CEO’s delegated authority). In addition, the Committee may delegate limited authority to our CEO to grant awards under the LTIP beyond these limits in connection with specific acquisitions or similar transactions.

Management Involvement. Our management provides information and recommendations for the Committee’s decision-making process regarding the amount and form of executive compensation, except that no member of management will participate in the decision-making process with respect to his or her own compensation. The “Compensation Discussion & Analysis” starting on page 48 discusses the role of our CEO in determining or recommending the amount and form of executive compensation. In addition, we address the respective roles of our management, its advisors and the Committee’s independent outside compensation advisor in determining and recommending executive compensation on page 65.

*

Ms. Gilliland joined the HRC Committee in April 2021, following her election to the Board at the 2021 Annual Meeting. Messrs. Scott and Kelly are currently members of the HRC Committee but will not be standing for re-election as directors at the 2022 Annual Meeting.

40	BNY Mellon ➢	2022 Proxy Statement

ITEM 1. ELECTION OF DIRECTORS > Corporate Governance and Board Information

Risk Committee 5 Independent Members 6 Meetings in 2021

Jeffrey A. Goldstein (Chair), K. Guru Gowrappan, Edmund F. “Ted” Kelly, Sandie O’Connor, Elizabeth E. Robinson, Alfred W. “Al” Zollar*

See “Oversight of Risk” on page 36 above for a discussion of the Risk Committee’s duties and responsibilities, which include: (1) review and approval of significant enterprise-wide risk management policies and associated risk management frameworks; (2) review and approval of the company’s risk appetite statement; (3) review of significant risk exposures; (4) evaluation of risk exposure and tolerance; (5) review and evaluation of the company’s practices with respect to risk assessment and risk management; and (6) review, with respect to risk management and compliance, of certain significant management and/or regulatory reports. Our Board has determined that Mr. Goldstein satisfies the independence requirements to serve as Chair of the Risk Committee set out in the Board of Governors of the Federal Reserve System rules and has experience in identifying, assessing and managing risk exposures of large, complex financial firms based upon his senior leadership experience at a number of financial institutions.

Technology Committee 3 Independent Members 5 Meetings in 2021

Alfred W. “Al” Zollar (Chair), K. Guru Gowrappan, Sandie O’Connor, Elizabeth E. Robinson**

Technology Planning and Strategy. The Technology Committee is responsible for reviewing and approving the company’s technology planning and strategy, reviewing significant technology investments and expenditures, and monitoring and evaluating existing and future trends in technology that may affect our strategic plans, including monitoring overall industry trends. The Committee receives reports from management concerning the company’s technology and approves related policies or recommends such policies to the Board for approval, as appropriate. The Committee also reviews risks associated with technology. For example, in addition to the cybersecurity program update that is provided to the full Board on an annual basis, the Technology Committee is regularly apprised of information security and cybersecurity matters through periodic and as-needed reporting from management.

*

Mr. Gowrappan joined the Risk Committee in April 2021, following his election to the Board at the 2021 Annual Meeting, and Ms. O’Connor joined the Risk Committee in February 2022. Mr. Kelly is currently a member of the Risk Committee but will not be standing for re-election as a director at the 2022 Annual Meeting.

**	Mr. Gowrappan joined the Technology Committee in April 2021, following his election to the Board at the 2021 Annual Meeting, and Ms. O’Connor joined the Technology Committee in February 2022.

BNY Mellon ➢	2022 Proxy Statement	41

ITEM 1. ELECTION OF DIRECTORS > Corporate Governance and Board Information

Compensation Consultants to the HRC Committee

The HRC Committee has the sole authority to retain, terminate and approve the fees and other engagement terms of any compensation consultant directly assisting the committee, and may select or receive advice from any compensation consultant only after taking into consideration all factors relevant to the consultant’s independence from management, including the factors set forth in the NYSE’s rules.

The HRC Committee engaged Compensation Advisory Partners LLC (“CAP”) to serve as its independent compensation consultant through July 2021 and engaged Meridian Compensation Partners, LLC to serve as its compensation consultant beginning in August 2021. As discussed in greater detail in the “Compensation Discussion & Analysis” beginning on page 48 below, throughout the year, the compensation consultant assists the committee in its analysis and evaluation of compensation matters relating to our executive officers. The HRC Committee’s independent compensation consultant reports directly to the HRC Committee, attends the in-person, virtual and telephonic meetings of the committee, and meets with the committee in executive session without management present. The compensation consultant also reviews and provides input on committee meeting materials and advises on other matters considered by the committee.

The HRC Committee annually reviews the independence of its compensation consultant. During their respective tenures, each of CAP and Meridian worked with management in executing its services to the committee, but did not provide services to management without pre-approval by the committee Chair. In addition, CAP and Meridian each maintain, and have provided to the committee, a written policy designed to avoid and address potential conflicts of interest. The HRC Committee considered the company’s relationship with CAP and Meridian during their respective tenures, assessed the independence of CAP and Meridian pursuant to SEC and NYSE rules, and concluded that there are no conflicts of interest that would prevent CAP or Meridian from independently representing the HRC Committee.

During 2021, in addition to serving as the HRC Committee’s independent compensation consultant, Meridian also advised the CGNSR Committee with respect to non-employee director compensation.

Contacting the Board

Interested parties may send communications to our Board, our independent directors or any Board committee through our independent Chair or, as applicable, Lead Director, in accordance with the procedures set forth on our website and our Corporate Governance Guidelines (see “Helpful Resources” on page 100).

Our Corporate Secretary is authorized to open and review any mail or other correspondence received that is addressed to the Board, any individual director or any Board committee unless the item is marked “Confidential” or “Personal”. If so marked and addressed to the Board or a Board committee, it will be delivered unopened to the independent Chair or, as applicable, Lead Director or committee chair. If so marked and addressed to an individual director, it will be delivered to the addressee unopened. If, upon opening an envelope or package not so marked, the Corporate Secretary determines that it contains a magazine, solicitation or advertisement, the contents may be discarded. Any written communication regarding accounting matters that is addressed to our Board is processed in accordance with procedures adopted by the Audit Committee with respect to the receipt, review and processing of, and any response to, such matters.

Additionally, all directors are expected to attend each Annual Meeting of Stockholders, as discussed in the “Board Meetings” section above.

42	BNY Mellon ➢	2022 Proxy Statement

ITEM 1. ELECTION OF DIRECTORS	> Director Compensation

Overview

Our Corporate Governance Guidelines provide that compensation for our independent directors’ services may include annual cash retainers; shares of our common stock; deferred stock units or options on such shares; meeting fees; fees for serving as a committee Chair; and fees for serving as a director of one of our subsidiaries. We also reimburse directors for their reasonable out-of-pocket expenses in connection with attendance at Board meetings, including airfare expenses not exceeding the first-class commercial rate. In addition, corporate aircraft may be used for directors in accordance with the company’s aircraft usage policy. Directors will also be reimbursed for reasonable out-of-pocket expenses (including tuition and registration fees) relating to attendance at seminars and training sessions relevant to their service on the Board and in connection with meetings or conferences which they attend at the company’s request.

Each year, the CGNSR Committee is responsible for reviewing and making recommendations to the Board regarding independent director compensation. The CGNSR Committee annually reviews independent director compensation to ensure that it is consistent with market practice and aligns our directors’ interests with those of long-term stockholders while not calling into question the directors’ objectivity. In undertaking its review, the CGNSR Committee utilizes benchmarking data regarding independent director compensation of the company’s peer group based on public filings with the SEC, as well as survey information analyzing independent director compensation at U.S. public companies. As discussed on page 42, Meridian provides assistance to the CGNSR Committee by compiling the benchmarking data and survey information.

2021 Director Equity Compensation

Based on its review for 2021, the CGNSR Committee recommended, and the Board approved, an annual equity award with a value of $185,000 for each independent director. The annual equity award was granted in the form of deferred stock units that vest on the earlier of one year after the date of the award or on the date of the next Annual Meeting of Stockholders, and must be held for as long as the director serves on the Board. The units accrue dividends, which are reinvested in additional deferred stock units. This award of deferred stock units was granted shortly after the 2021 Annual Meeting of Stockholders for directors elected or re-elected at such meeting.

2021 Director Cash Retainers

Each non-employee director receives an annual cash retainer for his or her service on the Board, as well as additional cash retainers if he or she serves as the independent Chair, as a Chair of a committee or as a member of the Audit or Risk Committees. The following table lists the cash retainer amounts in effect for 2021:

Type of Retainer	Amount of Retainer

Annual Board Membership	$110,000

Independent Chair	$150,000

Audit or Risk Committee Membership	$ 15,000

HRC Committee Chair	$ 25,000

Audit Committee Chair*	$ 30,000

Risk Committee Chair*	$ 30,000

CGNSR Committee Chair	$ 20,000

Finance Committee Chair	$ 20,000

Technology Committee Chair	$ 20,000

*	Amount is in addition to the applicable committee membership retainer.

2022 Director Compensation

In conducting its annual review for 2022, the CGNSR Committee engaged Meridian to review the design and competitiveness of our independent director compensation structure and to advise on any developments in director compensation practices. After receiving this input from Meridian, the CGNSR Committee recommended to the Board, and the Board approved, maintaining the existing compensation framework for independent directors for 2022. We believe this compensation framework for our independent directors is consistent with market practice, recognizes the critical role that our independent directors play in effectively managing the company and responding to stockholders, regulators and other key stakeholders, and supports us in attracting and retaining highly qualified director candidates.

BNY Mellon ➢	2022 Proxy Statement	43

ITEM 1. ELECTION OF DIRECTORS > Director Compensation

Stock Ownership Guidelines

As part of the CGNSR Committee’s annual review of the director compensation program, the CGNSR Committee also examines the stock ownership guidelines applicable to our independent directors. Under our Corporate Governance Guidelines, by the fifth anniversary of their service on the Board, directors are required to own a number of shares of our common stock with a market value of at least five times the annual cash retainer.

Our directors are not permitted to hedge, pledge or transfer any of their deferred stock units and are subject to a robust hedging and pledging policy as described in further detail under “Compensation Discussion & Analysis—Pay Practices—Hedging and Pledging” on page 67. This policy prohibits our directors from hedging or pledging company securities owned directly or indirectly and from engaging in certain transactions involving our securities and requires directors to pre-clear any transaction in company stock or derivative securities with our legal department (including gifts and other similar transactions).

Deferred Compensation

In the 2007 merger of The Bank of New York Company, Inc. and Mellon Financial Corporation (the “2007 merger”), we assumed the Deferred Compensation Plan for Non-Employee Directors of The Bank of New York Company, Inc. (the “Bank of New York Directors Plan”) and the Mellon Elective Deferred Compensation Plan for Directors (the “Mellon Directors Plan”). Under the Bank of New York Directors Plan, participating legacy Bank of New York directors continued to defer receipt of all or part of their annual retainer and committee fees earned through 2007. Under the Mellon Directors Plan, participating legacy Mellon directors continued to defer receipt of all or part of their annual retainer and fees earned through 2007. Both plans are nonqualified plans, and neither plan is funded.

Although the Bank of New York Directors Plan and the Mellon Directors Plan continue to exist, all new deferrals of director compensation by any of the independent directors have been made under the Director Deferred Compensation Plan, which was adopted effective as of January 1, 2008. Under this plan, an independent director can direct all or a portion of his or her annual retainer or other fees into either (1) variable funds, credited with gains or losses that mirror market performance of market style funds or (2) the company’s phantom stock.

44	BNY Mellon ➢	2022 Proxy Statement

ITEM 1. ELECTION OF DIRECTORS > Director Compensation

2021 Director Compensation Table

The following table provides information concerning the compensation of each independent director who served in 2021. Mr. Gibbons did not receive any compensation for his services as a director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)(5)	Total ($)

Linda Z. Cook	$150,000	$185,000	—	—	$335,000

Joseph J. Echevarria(1)	$300,000	$185,000	—	—	$485,000

M. Amy Gilliland	$62,500	$185,000	—	—	$247,500

Jeffrey A. Goldstein(1)	$150,000	$185,000	—	—	$335,000

K. Guru Gowrappan(1)	$62,500	$185,000	—	—	$247,500

Ralph Izzo(1)	$135,000	$185,000	—	—	$320,000

Edmund F. “Ted” Kelly	$140,000	$185,000	—	—	$325,000

Jennifer B. Morgan(1)(2)	$62,500	—	—	—	$62,500

Sandie O’Connor(3)	—	—	—	—	—

Elizabeth E. Robinson(1)	$125,000	$185,000	—	$125,000	$435,000

Samuel C. Scott III	$135,000	$185,000	—	$1,129	$321,129

Frederick O. Terrell	$140,000	$185,000	—	—	$325,000

Alfred W. “Al” Zollar	$145,000	$185,000	—	—	$330,000

(1)	Elected to defer all or part of cash compensation pursuant to the Director Deferred Compensation Plan.

(2)	Ms. Morgan did not stand for re-election at the 2021 Annual Meeting of Stockholders.

(3)	Ms. O’Connor was appointed to the Board of Directors as of December 13, 2021.

(4)

Amount shown represents the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification (or “FASB ASC”) 718 Compensation-Stock Compensation for 3,952 deferred stock units granted to each independent director in April 2021, using the valuation methodology for equity awards set forth in note 17 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021 (“2021 Annual Report”). As of December 31, 2021, each of Mses. Cook, Gilliland and Robinson and Messrs. Echevarria, Goldstein, Gowrappan, Izzo, Kelly, Scott, Terrell and Zollar owned 3,952 unvested deferred stock units. Ms. O’Connor did not hold any unvested deferred stock units as of December 31, 2021.

(5)

The amount disclosed for Ms. Robinson reflects compensation paid in connection with her role as Chair of the Board of Directors of BNY Mellon Government Securities Services Corp. The amount disclosed for Mr. Scott reflects the amount of a 5% discount on purchases of phantom stock when dividend equivalents are reinvested under the Bank of New York Directors Plan.

BNY Mellon ➢	2022 Proxy Statement	45

ITEM 2. ADVISORY VOTE ON COMPENSATION

Item 2. Advisory Vote on Compensation

RESOLUTION	Page 47

COMPENSATION DISCUSSION & ANALYSIS	Page 48
Introduction	Page 48
2021 Performance Highlights	Page 53
Compensation of NEOs	Page 54
Pay Practices	Page 65
How We Address Risk and Control	Page 70
Report of the HRC Committee	Page 70

EXECUTIVE COMPENSATION TABLES AND OTHER COMPENSATION DISCLOSURES	Page 71
2021 Summary Compensation Table	Page 71
2021 Grants of Plan-Based Awards	Page 73
2021 Outstanding Equity Awards at Fiscal Year-End	Page 74
2021 Option Exercises and Stock Vested	Page 75
2021 Pension Benefits	Page 76
2021 Nonqualified Deferred Compensation	Page 77
Potential Payments upon Termination or Change in Control	Page 78
Pay Ratio	Page 81

46	BNY Mellon ➢	2022 Proxy Statement

ITEM 2. ADVISORY VOTE ON COMPENSATION	> Resolution

Proposal

We are asking our stockholders to approve the following resolution:

RESOLVED, that the stockholders approve the 2021 compensation of the named executive officers (“NEOs”), as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K of the SEC (including the “Compensation Discussion & Analysis,” the compensation tables and other narrative executive compensation disclosures).

Background

• We highly value dialogue and engagement with our stockholders and other stakeholders, including employees, clients and the communities we serve and have provided our stockholders with the opportunity for an annual advisory vote on our executive compensation program since 2009. We have consistently received substantial support, with an average of 96% stockholder approval at our Annual Meetings during the prior three years. For direct stockholder feedback on our executive compensation framework and other issues of importance to our investors, we have continued our annual investor engagement process during 2021 and 2022, reaching out to investors representing over 65% of our outstanding common shares as well as proxy advisory firms and other stakeholders.

• Our approach to compensation continues to be designed to (1) directly link pay to performance, (2) recognize both corporate and individual performance, (3) promote long-term stock ownership, (4) attract, retain and motivate talented executives and (5) balance risk and reward, while taking into consideration stakeholder feedback and market trends and practices.

The Board recommends that you vote “FOR” the approval of the 2021 compensation of our NEOs

Voting

Your vote on this resolution is advisory. Although the Board is not required to take any action in response, the Board and the HRC Committee intend to consider the results of the 2022 vote when making future decisions regarding the compensation of our NEOs.

BNY Mellon ➢	2022 Proxy Statement	47

ITEM 2. ADVISORY VOTE ON COMPENSATION	> Compensation Discussion & Analysis

Introduction

Overview

In this Compensation Discussion & Analysis, we review the objectives and elements of the company’s executive compensation program, its alignment with company performance, and the 2021 compensation decisions for our NEOs.

Our approach to executive compensation continues to be designed to:

•	directly link pay to performance;

•	recognize both corporate and individual performance;

•	promote long-term stock ownership;

•	attract, retain and motivate talented executives; and

•	balance risk and reward, while taking into consideration stakeholder feedback and market trends and practices.

The HRC Committee reviews the company’s executive compensation program to align with these goals and our long-term business strategy and priorities. The HRC Committee consults with management and its independent compensation consultant, also taking into account market practice and feedback received during stakeholder engagement. Based on this review, the HRC Committee determined to revise certain aspects of our executive compensation program with the intent of focusing our executives in a more holistic and balanced way while better aligning the experience of stockholders with business outcomes.

As discussed in our 2021 Proxy Statement, the HRC Committee determined that the earnout for the 2021 PSU grants will be based on the company’s ROTCE and relative TSR over a three-year performance period. The HRC Committee believes these metrics appropriately focus our executive officers on earnings performance and capital efficiency, while further aligning executive compensation with stockholder interests. For the 2021 grants, ROTCE was weighted 70% and relative TSR was weighted 30%. For purposes of the relative TSR component, the HRC Committee approved a TSR peer group that comprises a broader group of financial services peers than our benchmarking peer group, as discussed in more detail on page 63.

In addition, the HRC Committee determined to modify its approach to awarding incentive compensation beginning with the 2021 performance year. Under the revised approach:

•	Cash and RSU incentive awards continue to be determined by multiplying the target cash and RSU incentive amount by the corporate component (based on OEPS) and the individual modifier; and

•	PSU incentive awards will be determined by multiplying the target PSU incentive amount by the individual modifier only.

The cash and RSU incentive awards continue to be awarded based on OEPS through the corporate component, which is in line with the company’s continued focus on organic growth. The HRC Committee approved a performance grid for guiding the HRC Committee’s determination of the corporate component, as discussed beginning on page 56. The PSU incentive award is primarily based on individual performance to incentivize our executive officers’ focus on long-term results. The HRC Committee believes that using OEPS for the cash and RSU incentive awards and ROTCE and relative TSR for the PSU earnout, provides a robust and balanced executive compensation framework that rewards profitability, growth, expense discipline and prudent capital allocation while aligning outcomes with stockholder interests.

Impact of Diversity and Inclusion on Compensation Practices

The HRC Committee believes that a culture founded on principles of D&I is essential to the strategy and future opportunities for the company. Accordingly, we view D&I as a business imperative and have prioritized the integration of our enterprise D&I strategy across our business and operations, including our executive compensation framework. As discussed in the “Individual Modifier” section on page 57, in addition to overseeing the company’s D&I programs, the HRC Committee evaluates our NEOs against D&I objectives, and this assessment helps to inform the committee’s determinations regarding each NEO’s individual modifier. We have a holistic D&I strategy including a focus on pay equity, diverse talent, and inclusive culture, as well as other initiatives. For more information on the company’s D&I governance framework, including the HRC Committee’s oversight and involvement in D&I initiatives, see page 34 above.

48	BNY Mellon ➢	2022 Proxy Statement

ITEM 2. ADVISORY VOTE ON COMPENSATION	> Compensation Discussion & Analysis

Named Executive Officers

Our NEOs for 2021 are set forth in the table below.

Thomas P. “Todd” Gibbons Chief Executive Officer

Robin Vince Vice Chair and CEO of Market Infrastructure

Emily H. Portney Senior Executive Vice President and Chief Financial Officer

Bridget E. Engle Senior Executive Vice President and Head of Technology and Operations

Senthil Kumar Senior Executive Vice President and Chief Risk Officer

2021 Key Compensation Practices

The following table summarizes the key features of our executive compensation program. As highlighted in the table, each component of the program is designed to compensate our executive officers for performance in a manner that is (1) aligned with our stockholders’ interests and (2) consistent with our high standards for risk management.

Program Feature	Practice
Balanced approach for incentive compensation

• PSU target incentive comprises 50% of target total incentive compensation for our CEO and 45% for our other NEOs

• RSU target incentive comprises 25% of target total incentive compensation for all NEOs

• Earnout on PSUs granted in 2021 and 2022 will be based on average company ROTCE and relative TSR (weighted 70% and 30%, respectively) over a three-year performance period to focus on revenue growth, profitability, expense management, capital efficiency, and reinforce alignment with stockholder interests; Earnout on PSUs granted in 2019 and 2020 based on three-year average revenue growth and three-year average operating margin, each as adjusted

Directly link pay to performance

• Incentive compensation is earned on a combination of company and individual performance

• Annual cash and RSU incentive awards are based on the corporate component metric, OEPS, which reinforces management’s focus on company-wide performance and organic growth

• Individual modifier impacts the cash, RSU, and PSU incentive awards to permit greater differentiation based on individual performance and, if appropriate, business unit performance

• Earnout of PSU awards granted in 2021 and 2022 based on average company ROTCE and relative TSR over a three-year performance period reinforces management’s focus on overall growth, profitability, and alignment with stockholder interests

Promote long-term stock ownership

• Deferred equity (PSUs and RSUs) comprises 75% of target total incentive compensation for our CEO and comprises 70% for our other NEOs

• PSUs cliff vest after the end of a three-year performance period, and RSUs vest in equal installments over three years

• Robust policies prohibit hedging and pledging of company stock and derivative securities

• Our CEO must acquire and retain company stock equal to seven times base salary, and other NEOs must acquire and retain company stock equal to four times base salary

BNY Mellon ➢	2022 Proxy Statement	49

ITEM 2. ADVISORY VOTE ON COMPENSATION	> Compensation Discussion & Analysis

Executive Pay Practice Highlights

The HRC Committee takes a rigorous approach to the review and consideration of the pay practices that we have adopted. Accordingly, there are practices that we undertake to ensure we serve our stockholders’ interests or for alignment with our high standards for risk management. There are other practices that we avoid because we believe they do not serve these goals.

We adopt sound pay practices	We avoid poor pay practices

✓  Directly link pay to performance

✓   Require sustained financial performance to earn full amount of long-term awards

✓   Promote long-term stock ownership through deferred equity compensation and stock ownership requirements

✓   Balance risk and reward in compensation

✓  Use a balanced approach for determining incentives with both corporate and individual goals

✓   Balance incentives for short- and long-term performance with a mix of performance metrics, fixed and variable compensation and cash and equity

✓   Conduct a robust stakeholder outreach program

✓  Maintain comprehensive clawback and recoupment policies

× No fixed-term employment agreements

× No single-trigger change-in-control benefits

× No excessive severance benefits

× No excessive perquisites or benefits

× No severance-related tax gross-ups

× No hedging, pledging or short sales of our stock

× No dividend equivalents paid on unearned PSUs or RSUs

The “Risk Assessment” discussion beginning on page 58 and the “How We Address Risk and Controls” section on page 70 contain more information about our compensation risk management practices. Each of our pay practices, including with respect to our Clawback and Recoupment Policy, are described more fully beginning on page 68.

50	BNY Mellon ➢	2022 Proxy Statement

ITEM 2. ADVISORY VOTE ON COMPENSATION	> Compensation Discussion & Analysis

2021 Incentive Compensation Elements

We believe that the structure and elements of our 2021 incentive compensation program for our NEOs align our executives’ interests with stockholders’ interests by focusing our executives on the achievement of sustainable, long-term growth for the company while adhering to robust risk management standards. The following chart provides an overview of these structural elements, including the relevant vesting and performance standards that provide a multi-year perspective on 2021 achievements.

Element	Performance Metrics	How It Pays	Links to Performance
Cash	Amount determined by corporate component (based on OEPS) and individual modifier	• Single cash payment in February 2022

• OEPS is key to ensuring that both revenue growth and cost control are evaluated

• ROTCE and relative TSR focus on earnings performance, growth, capital efficiency, and further align executive compensation with stockholders’ interests

• Equity awards motivate and reward achievement of long-term growth and reinforce alignment with stockholders’ interests

• Individual modifier permits greater differentiation based on individual performance and, if appropriate, business unit performance

• 100% of incentive compensation is subject to risk assessment and clawback, forfeiture and recoupment

RSUs	Award determined by corporate component (based on OEPS) and individual modifier	• Granted in February 2022 • Vests in equal installments over three years
PSUs	Award grant determined by individual modifier Award earnout based on company ROTCE and relative TSR	• Granted in February 2022 • Cliff vest after the end of 3-year performance period • Earned between 0% – 150% based on the achievement of performance metrics over 3-year period

BNY Mellon ➢	2022 Proxy Statement	51

ITEM 2. ADVISORY VOTE ON COMPENSATION	> Compensation Discussion & Analysis

2021 Compensation Outcomes

The following table provides a summary of the HRC Committee’s key compensation decisions and the impact of performance on the compensation of our NEOs for 2021.

Compensation Category	Key Decisions and Impact of Performance

Base Salary and Target Incentive Decisions
Base Salary	• No changes from 2020
Target Incentives	• No changes from 2020
Factors Considered	• Input from independent compensation consultant on market trends, compensation program practices, and compensation levels

Incentive Compensation Outcomes
Objective Metrics	• Minimum Funding Requirement Met: Common equity Tier 1 ratio of at least 8.5% was met • OEPS: 2021 OEPS was $4.24, 11% above our 2021 annual business plan and 6% above 2020
Corporate Component	• Approved corporate component of 110%

• Consistent with historical practice, and as established in the 2021 annual business plan, the HRC Committee considers adjustments to the OEPS results to limit external market factors from having an outsized impact on the value of incentive award grants, described more fully beginning on page 56.

Individual Modifier

• Individual modifier provides greater differentiation based on individual performance by permitting incentive award increases of up to 50% and decreases down to $0, and individual NEO modifiers ranged from 100% to 105%

2019 PSU Awards

• Earned at 95%

• Consistent with last year, HRC Committee exercised discretion (per award terms) to adjust for impacts from equity market, currency translation, interest rates and provision for credit losses

52	BNY Mellon ➢	2022 Proxy Statement

ITEM 2. ADVISORY VOTE ON COMPENSATION	> Compensation Discussion & Analysis

2021 Performance Highlights

The graphs below summarize key aspects of our 2021 performance that the HRC Committee considered in evaluating the 2021 performance of our NEOs. For a more detailed discussion of our 2021 performance, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2021 Annual Report to stockholders.

Reported EPS	OEPS*
* For a reconciliation and explanation of this Non-GAAP measure, see Annex A.

Multi-Year Relative Total Stockholder Return (“TSR”)	Returned Significant Value to Stockholders

Represent our TSR performance through December 31, 2020 relative to our Benchmarking Peer Group Represent our TSR performance through December 31, 2021 relative to our Benchmarking Peer Group

BNY Mellon ➢	2022 Proxy Statement	53

ITEM 2. ADVISORY VOTE ON COMPENSATION	> Compensation Discussion & Analysis

Compensation of NEOs

2021 Target Direct Compensation Structure

BASE SALARY About [10.4%] of target total direct compensation Sole fixed source of cash compensation DEFERRED EQUITY Deferred equity is subject to forfeiture based on annual risk assessments Dividend equivalents are paid only at vesting INCENTIVE COMPENSATION About [89.6%] of target total direct compensation Determined at between 0% 150% of target using a balanced scorecard As a condition of funding, subject to a threshold common equity Tier 1 ratio of at least 8.5% 100% of incentive compensation is subject to reduction and clawback

2021 Target Incentive Compensation Elements

Target Cash & RSU Incentive Awards Corporate Component (0-150%) Individual Modifier (0-150%) Cash and RSU Awards Target PSU Incentive Award Individual Modifier (0-150%) PSU Award Risk Assessment (downward adjustment only, up to 100%)

54	BNY Mellon ➢	2022 Proxy Statement

ITEM 2. ADVISORY VOTE ON COMPENSATION	> Compensation Discussion & Analysis

Target Incentive Mix

	CEO	Other NEOs

Cash	25%	30%

RSU	25%	25%

PSU	50%	45%

RSUs vest in equal installments over three years.

PSUs are earned between 0% – 150% based on the achievement of performance metrics and cliff-vest after the three-year performance period.

In calculating the number of RSUs and PSUs to grant, the HRC Committee divided the value awarded by $62.25, the closing price of our common stock on the NYSE on the grant date.

2021 Annual Target Direct Compensation

In the first quarter of each year, the HRC Committee establishes annual target total direct compensation for each executive by considering competitive data, executive position and level of responsibility and, for executives other than our CEO, our CEO’s recommendation. Targets are reviewed annually and adjusted if determined to be appropriate by the HRC Committee. The HRC Committee may also adjust target compensation to reflect changes in or new responsibilities.

In 2021, the total target direct compensation for each NEO was as follows:

Name	Salary	Target Cash and RSU Incentive	Target PSU Incentive	Annual Target Total Direct Compensation

Thomas P. “Todd” Gibbons Chief Executive Officer	$1,250,000	$6,625,000	$6,625,000	$14,500,000

Robin Vince Vice Chair and CEO of Market Infrastructure	$750,000	$5,087,500	$4,162,500	$10,000,000

Emily H. Portney Senior Executive Vice President and Chief Financial Officer	$600,000	$2,420,000	$1,980,000	$5,000,000

Bridget E. Engle Senior Executive Vice President and Head of Technology and Operations	$600,000	$3,520,000	$2,880,000	$7,000,000

Senthil Kumar Senior Executive Vice President and Chief Risk Officer	$600,000	$2,420,000	$1,980,000	$5,000,000

2021 Incentive Awards

•	100% of the total incentive award is conditional upon the company meeting a minimum funding requirement

•	100% of the total incentive award is subject to reduction or elimination based on an individual risk score

•	Incentive awards can range from 0% up to 150% of the individual’s target award

BNY Mellon ➢	2022 Proxy Statement	55

ITEM 2. ADVISORY VOTE ON COMPENSATION	> Compensation Discussion & Analysis

Minimum Funding Requirement

A common equity Tier 1 ratio of at least 8.5% was established as a minimum funding requirement for our incentive compensation. Payment of incentive compensation to any executive is conditioned upon meeting this goal. This threshold funding goal was met for 2021, with a common equity Tier 1 ratio of 11.2% at December 31, 2021, calculated under the Standardized Approach. See the “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Capital” disclosure in our 2021 Annual Report to stockholders for a discussion of the capital requirements applicable to the company.

Executive Scorecard

The HRC Committee uses a scorecard approach to make incentive compensation determinations. Incentive awards are paid out in a combination of cash, RSUs (which vest in equal installments over three years) and PSUs (earned between 0% – 150% based on the achievement of performance metrics and cliff vest at the end of the three-year performance period). The scorecard includes a corporate component and an individual modifier, enabling the HRC Committee to comprehensively analyze both corporate and individual executive performance using quantitative and qualitative metrics, as appropriate. The approach is periodically reviewed, and commencing in 2021, the HRC Committee determined to modify its approach to calculating incentive compensation awards. Under the prior approach, both the corporate component and the individual modifier were used to determine an executive’s incentive compensation (i.e., the cash, RSU and PSU incentive awards). Under the HRC Committee’s revised approach, both the corporate component and the individual modifier will continue to be used to determine an executive’s cash and RSU incentive awards, but the individual modifier will solely determine the grant value of the PSU incentive award. This adjustment in the approach to determining the PSU incentive award is intended to ensure that an executive’s award potential will be primarily based on individual performance, which focuses our executives on long-term results and strengthens the competitiveness of our overall compensation framework. The PSU earnout will continue to be determined based on pre-established ROTCE and relative TSR metrics over a three-year performance period. The overall payout under the scorecard approach cannot exceed 150%.

Specifically, the scorecard used by the HRC Committee incorporates the following elements:

•

Corporate Component. The corporate component is based on objective company-wide performance metrics that are designed to drive achievement of near-term business strategies. The HRC Committee establishes the applicable metric or metrics at the start of the performance period and has discretion to consider other factors to obtain a holistic picture of our performance (additional detail on the factors considered is provided below). Consistent with its approach to the 2020 scorecard design, the HRC Committee based 100% of the 2021 corporate component on OEPS, which the HRC Committee believes appropriately emphasizes revenue and expense results, including organic growth. The corporate component is used to determine the cash and RSU incentive awards along with the individual modifier as described below.

•

Individual Modifier. The individual modifier provides the HRC Committee an opportunity to recognize and differentiate individual actions and contributions in final pay decisions. In February 2021, the HRC Committee approved strategic, talent, leadership, D&I, and other ESG goals for purposes of determining the individual modifier for each NEO to determine cash and RSU incentive awards (in conjunction with the corporate component) and PSU incentive awards. For 2021, as in 2020, the HRC Committee established the parameters of the individual modifier to permit incentive award increases of up to 50% and decreases down to $0, providing flexibility for differentiation based on individual performance.

•

Risk Assessment. The HRC Committee has the discretion to reduce an individual modifier and/or a total incentive award based on an assessment of the individual’s risk score, or the corporate component based on the aggregate risk score for the Executive Committee, as described in the “Risk Assessment” section on page 58.

Corporate Component

The corporate component metrics are reviewed annually by the HRC Committee to select a measure or set of measures that align with our strategy and are appropriate for measuring annual performance. The same corporate component metrics and goals apply to each NEO for purposes of calculating their cash and RSU incentive awards.

56	BNY Mellon ➢	2022 Proxy Statement

ITEM 2. ADVISORY VOTE ON COMPENSATION	> Compensation Discussion & Analysis

In February 2021, the HRC Committee determined to maintain management’s focus on company-wide performance, including driving organic growth, which we believe is key to ensure both revenue and costs are optimized. Organic growth emphasizes the expansion of our business independent of external factors. As a result, the HRC Committee established OEPS as the sole corporate component metric for determining cash and RSU incentive awards. The HRC Committee may also consider other factors (including, for example, our performance relative to our peers, market conditions, relative TSR and interest rate environment) in determining the overall corporate component payout.

OEPS. In February 2021, the HRCC established the guidelines below for a range of incentive payouts based on the company’s 2021 annual business plan. The guidelines for 2021 continue to provide for a 100% earnout for meeting the annual business plan but were adjusted to provide symmetrical upside and downside based on actual performance relative to plan. As approved by the HRC Committee for purposes of the corporate component metric, OEPS is defined as reported earnings per share excluding merger and integration, restructuring and litigation expenses and other unusual items. The HRC Committee, in its discretion, may also adjust OEPS for the unplanned impact of market and other items in determining the corporate component modifier.

Corporate Component Grid

Operating EPS	% of 2021 Plan OEPS of $3.83	Earnout Range as % of Target

> $4.40	> 115%	150%

$3.26 – $4.40	85% – 115%	50% – 150%

< $3.26	< 85%	0%

HRC Committee Determinations

Our 2021 OEPS was $4.24, and our 2021 annual business plan OEPS was $3.83.

Consistent with historical practice and as established in the 2021 annual business plan, the HRC Committee considers adjustments to the OEPS results to limit external market factors from having an outsized impact on the value of incentive award grants. In considering the company’s performance in 2021, the HRC Committee continued its practice of including only 25% impact of market levels on OEPS. Interest rate driven adjustments were also considered. The HRC Committee determined that it was appropriate to adjust OEPS to include severance charges, and only a portion of asset-related investment gains. The adjustments resulted in reducing OEPS for purposes of the corporate component from $4.24 to $4.00, which corresponds to an earnout of 115% of target. The HRC Committee further determined to decrease the final earnout in its discretion to 110% based on its comprehensive assessment of corporate performance.

Individual Modifier

In February 2021, the HRC Committee approved goals for purposes of determining the individual modifier for each NEO to determine cash and RSU incentive awards (in conjunction with the corporate component) and PSU incentive awards. The goals are tailored and relate to the business function of the NEO and also include individual goals related to leadership, talent and succession, D&I and other ESG initiatives. None of the individual goals had any specific weighting; the goals are intended to be used, together with other information the HRC Committee determines relevant, to develop a holistic evaluation of individual performance.

In December 2021, January 2022 and February 2022, the HRC Committee reviewed and considered each NEO’s performance, including self-assessments and recommendations and performance assessments from our CEO for each of the other NEOs. In the first quarter of 2022, the HRC Committee determined each NEO’s individual modifier. For Mr. Gibbons, the HRC Committee reviewed his performance self-assessment and finalized its decision after reporting its preliminary evaluation to the other independent directors and soliciting their input. For each of the other NEOs, the HRC Committee reviewed his or her performance self-assessment, considered the December 2021, January 2022, and February 2022 feedback from our CEO, and considered applicable business unit performance.

BNY Mellon ➢	2022 Proxy Statement	57

ITEM 2. ADVISORY VOTE ON COMPENSATION > Compensation Discussion & Analysis

Risk Assessment

In connection with its incentive compensation determinations, the HRC Committee assesses an individual risk score for each NEO to formally connect our NEOs’ compensation with appropriate levels of risk-taking. The risk score takes into account liquidity, operational, reputational, market, credit and technology risk categories by measuring:

•	maintenance of an appropriate compliance program, including adhering to our compliance rules and programs;

•

protection of the company’s reputation, including reviewing our business practices to ensure that they comply with laws, regulations and policies, and that business decisions are free from actual or perceived conflicts;

•	management of operational risk, including managing operational losses and maintaining proper controls;

•

compliance with all applicable credit, market and liquidity risk limits, including understanding and monitoring risks associated with relevant businesses and new client acceptance, as well as appropriately resolving or escalating risk issues to minimize losses; and

•	meeting the company’s Internal Audit expectations, including establishing an appropriate governance culture, achieving acceptable audit results and remediating control issues in a timely manner.

The risk score results were taken into account by the HRC Committee in determining the individual modifier elements of the scorecard, as well as the total incentive award. The HRC Committee has the ability to reduce or fully eliminate an NEO’s incentive award if the executive’s risk score result is significantly below expectations. In addition, in the event that the NEO’s risk score rating is lower than our acceptable risk tolerance, any previously awarded but unvested RSUs and PSUs will be subject to review and potential forfeiture, as determined by the HRC Committee. The corporate component earnout can also be reduced based on the aggregate risk score of the Executive Committee. No downward adjustments were made to any NEO’s incentive award for 2021 or any unvested awards previously granted as a result of the risk assessment, and no downward adjustment was made to the corporate component as a result of the aggregate risk score.

The following tables highlight key performance results for each NEO and the HRC Committee’s corresponding individual modifier determinations and overall incentive compensation awards.

	Key Results	Individual Modifier

Thomas P. “Todd” Gibbons Chief Executive Officer	Business: • Exceeded 2021 Operating Earnings and ROTCE targets • Exceeded organic growth target • Maintained strong expense discipline; launched comprehensive enterprise-wide expense management program ESG: • Implemented 15 long-term Enterprise ESG goals • Launched external ESG app Talent and Diversity: • Focused on talent, ensuring succession plans in place for the Executive Committee • Recruited and onboarded three new independent Board directors • Made progress on corporate diversity priorities, including recruiting and promoting diverse talent to senior roles	100%

Based on a corporate component of 110% and an individual modifier of 100%, Mr. Gibbons was awarded $3,643,750 in cash and $3,643,750 in RSUs. Based on an individual modifier of 100%, Mr. Gibbons was awarded $6,625,000 in PSUs for a total incentive award of $13,912,500.

58	BNY Mellon ➢	2022 Proxy Statement

ITEM 2. ADVISORY VOTE ON COMPENSATION > Compensation Discussion & Analysis

	Key Results	Individual Modifier

Robin Vince Vice Chair and CEO of Market Infrastructure

Business:

• Exceeded revenue growth and expense management targets across global infrastructure businesses

• Integrated effectively into the company and provided enterprise-wide leadership on a variety of matters

• Launched PershingX under Pershing to design and build innovative solutions for the advisory industry

• Created unified strategy across key businesses, breaking down silos, aligning priorities and creating additional business opportunities

ESG:

• Promoted and expanded ESG initiatives with clients to increase e-delivery and reduce paper statements

• Sponsored efforts related to financial institutions in underserved communities

Talent and Diversity:

• Launched concerted talent and development strategies for Vice President level and above

• Made progress on diversity priorities, including recruitment and sponsorship of key talent

100%

Based on a corporate component of 110% and an individual modifier of 100%, Mr. Vince was awarded $3,052,500 in cash and $2,543,750 in RSUs. Based on an individual modifier of 100%, Mr. Vince was awarded $4,162,500 in PSUs for a total incentive award of $9,758,750.

	Key Results	Individual Modifier

Emily H. Portney Senior Executive Vice President and Chief Financial Officer

Business:

• Executed balance sheet strategy in extraordinary liquidity environment and managed expenses in line with expectations and long-term strategic initiatives

• Successfully prepared for and launched the re-segmentation of financial reporting to better align reporting with how the business is managed and to provide additional transparency to regulators and investors

• Continued focus on risk and controls, including automation, risk management and risk and regulatory reporting

ESG:

• Achieved carbon neutrality in 2021

• Maintained focus on reducing resource consumption through management of real estate portfolio

Talent and Diversity:

• Launched Finance People Agenda to support recruiting and training and development

• Made progress on diversity priorities

100%

Based on a corporate component of 110% and an individual modifier of 100%, Ms. Portney was awarded $1,452,000 in cash and $1,210,000 in RSUs. Based on an individual modifier of 100%, Ms. Portney was awarded $1,980,000 in PSUs for a total incentive award of $4,642,000.

BNY Mellon ➢	2022 Proxy Statement	59

ITEM 2. ADVISORY VOTE ON COMPENSATION > Compensation Discussion & Analysis

	Key Results	Individual Modifier

Bridget E. Engle Senior Executive Vice President and Head of Technology and Operations

Business:

• Continued progress on digitization and automation of processes, including payments modernization

• Completed operations process mapping with a view towards efficiency, digitization and scalability

• Undertook initiatives to move towards enterprise data sources to promote quality assurance, efficiency and cost savings

ESG:

• Progressed on goals to continue to drive paper reduction and reduce data center carbon footprint

• Enhanced awareness and capabilities related to cyber security across the organization

Talent and Diversity:

• Created new job families and performance metrics across technology operations

• Made substantial progress on diversity priorities, including development of key talent

105%

Based on a corporate component of 110% and an individual modifier of 105%, Ms. Engle was awarded $2,217,600 in cash and $1,848,000 in RSUs. Based on an individual modifier of 105%, Ms. Engle was awarded $3,024,000 in PSUs for a total incentive award of $7,089,600.

	Key Results	Individual Modifier

Senthil Kumar Senior Executive Vice President and Chief Risk Officer	Business: • Transformed foundational risk management framework to holistically capture risks across the company • Continued to strengthen risk coverage, particularly for areas with top and emerging risks • Progressed on addressing regulatory feedback and strengthened supervisory relations ESG: • Further embedded climate-risk framework into enterprise-wide risk frameworks Talent and Diversity: • Made substantial progress on diversity and inclusion priorities, including promoting internal mobility, expanding representation, and providing comprehensive talent development programs	105%

Based on a corporate component of 110% and an individual modifier of 105%, Mr. Kumar was awarded $1,524,600 in cash and $1,270,500 in RSUs. Based on an individual modifier of 105%, Mr. Kumar was awarded $2,079,000 in PSUs for a total incentive award of $4,874,100.

60	BNY Mellon ➢	2022 Proxy Statement

ITEM 2. ADVISORY VOTE ON COMPENSATION > Compensation Discussion & Analysis

Reduction, Forfeiture or Clawback in Certain Circumstances

The company may cancel or claw back all or any portion of the RSUs and PSUs that constitute a portion of an NEO’s incentive award and may claw back some or all of an incentive award paid to an NEO in the form of cash if the NEO engages in conduct prohibited by our forfeiture and recoupment policy or our cash recoupment policy, respectively. For more information on these forfeiture and recoupment policies, see page 68.

Awarded 2021 Total Direct Compensation

Based on the corporate component and individual modifier determinations described above, the total direct compensation awarded to each of our NEOs with respect to 2021 performance is provided in the table below. The amounts reported as Awarded Total Direct Compensation differ substantially from the amounts determined under SEC rules as reported for 2021 in the “Total” column of the “2021 Summary Compensation Table” set forth on page 71. The table below is not a substitute for the “2021 Summary Compensation Table.” Equity awards made in February 2022 based on 2021 performance results will be reported in the Summary Compensation Table in the 2023 Proxy Statement.

Named Executive Officers	Awarded Salary	Awarded Incentive Compensation			Awarded Total Direct Compensation
		Cash	RSUs(1)	PSUs(1)

Thomas P. “Todd” Gibbons Chief Executive Officer	$1,250,000	$3,643,750	$3,643,750	$6,625,000	$15,162,500

Robin Vince Vice Chair and CEO of Market Infrastructure	$750,000	$3,052,500	$2,543,750	$4,162,500	$10,508,750

Emily H. Portney Senior Executive Vice President and Chief Financial Officer	$600,000	$1,452,000	$1,210,000	$1,980,000	$5,242,000

Bridget E. Engle Senior Executive Vice President and Head of Technology and Operations	$600,000	$2,217,600	$1,848,000	$3,024,000	$7,689,600

Senthil Kumar Senior Executive Vice President and Chief Risk Officer	$600,000	$1,524,600	$1,270,500	$2,079,000	$5,474,100

(1)	PSUs are earned between 0% – 150% based on the achievement of performance metrics over the 2022 – 2024 performance period. RSUs vest in equal installments over three years.

Recent PSUs

As part of our incentive compensation program, we grant PSUs each year to enhance the alignment of compensation with stockholder interests and to motivate and reward achievement of long-term growth for the company. PSUs cliff vest after the end of three-year performance periods based on achievement of pre-determined performance metrics and continued service, with certain exceptions, and earnout ranges between 0% – 150%. Granting awards annually with overlapping, multi-year performance periods allows the HRC Committee to annually review and update, as appropriate, the structure and performance metrics that we use in our PSU program.

BNY Mellon ➢	2022 Proxy Statement	61

ITEM 2. ADVISORY VOTE ON COMPENSATION > Compensation Discussion & Analysis

Our recent PSU awards, including all awards outstanding for any portion of 2022, are illustrated below:

	2019	2020	2021	2022	2023	2024	2025

February 2019 PSU Award	Earned at 95%, as described below			cliff vested in 2022 based on continued service

February 2020 PSU Award		Average revenue growth and average operating margin			cliff vests in 2023 based on continued service

February 2021 PSU Award			Average return on tangible common equity and relative total stockholder return			cliff vests in 2024 based on continued service

February 2022 PSU Award				Average return on tangible common equity and relative total stockholder return			cliff vests in 2025 based on continued service

February 2019 PSUs

The PSUs granted in February 2019 were based on average revenue growth (as adjusted) and average operating margin (as adjusted), each over a three-year performance period commencing in 2019. The final payout determination was made by the HRC Committee in its discretion after considering any relevant adjustments, including market-related impacts.

At the end of the 2019-2021 performance period, the HRC Committee determined adjusted average revenue growth and average operating margin to be $298 million and 32.9%, respectively. Consistent with last year and with the award terms, the HRC Committee adjusted for impacts from equity market, currency translation, interest rates and provision for credit losses. The HRC Committee set the resulting earnout at 95% by considering the noted factors and the company’s overall performance relative to its peers.

62	BNY Mellon ➢	2022 Proxy Statement

ITEM 2. ADVISORY VOTE ON COMPENSATION	> Compensation Discussion & Analysis

February 2021 PSUs

In February 2021, the HRC Committee determined to revise the metrics for determining the PSU earnout. As discussed above, the 2021 PSU earnout (which will occur in 2024 for the performance period ending December 31, 2023) will be based on average company ROTCE and relative TSR. In determining the metrics for the February 2021 PSU grants, the HRC Committee considered the long-term business strategy and priorities of the company, the use of both absolute and relative metrics, feedback received during stakeholder engagement and market practice. The HRC Committee believes that the metrics approved reinforce operational performance and alignment with stockholder interests. PSUs granted in February 2021, the amounts of which were determined based on 2020 performance, will be earned based on a three-year performance period commencing in 2021.

2021 Performance Share Unit Earnout Grid
Average Annual ROTCE (Weighted 70%)	Percent Vested		TSR percentile vs. Relative Peer Group (Weighted 30%)	Percent Vested
Above 18.5%	150%	+	Above 75%	200%*
15.5% to 18.5%	100% to 150%		50% to 75%	100% to 150%
12.5% to < 15.5%	50% to < 100%		25% to < 50%	50% to < 100%
Less than 12.5%	0%		Less than 25%	0%

*	Overall PSU earnout is capped at 150%.

To determine the relative TSR for the earnout of the 2021 PSU awards, the HRC Committee approved a group of financial services peers (the “TSR Peer Group”) that is broader than the benchmarking peer group used for general compensation benchmarking as set forth on page 66 below. The TSR Peer Group consists of S&P 500 companies in three industries: Asset Management & Custody Banks, Diversified Banks, and Investment Banking & Brokerage. The HRC Committee believes the TSR Peer Group provides a comprehensive picture of results from a broad swath of financial services companies, which will result in a more meaningful comparison of relative performance through the TSR metric.

Ameriprise Financial, Inc.	JPMorgan Chase & Co.
Bank of America Corporation	Morgan Stanley
BlackRock, Inc.	Northern Trust Corporation
The Charles Schwab Corporation	Raymond James Financial, Inc.
Citigroup Inc.	State Street Corporation
Franklin Resources, Inc.	T. Rowe Price Group, Inc.
The Goldman Sachs Group, Inc.	U.S. Bancorp
Invesco Ltd.	Wells Fargo & Company

February 2022 PSUs

In February 2022, the HRC Committee determined to continue using average company ROTCE and relative TSR as metrics for determining the 2022 PSU earnout (which will occur in 2025 for the performance period ending December 31, 2024). The HRC Committee continues to believe that these metrics reinforce operational performance, including growth and profitability, and alignment with stockholder interests. PSUs granted in February 2022, the amounts of which were determined based on 2021 performance, will be earned over a three-year performance period commencing in 2022.

BNY Mellon ➢	2022 Proxy Statement	63

ITEM 2. ADVISORY VOTE ON COMPENSATION	> Compensation Discussion & Analysis

Other Compensation and Benefits Elements

Retirement and Deferred Compensation Plans

In connection with the 2007 merger of The Bank of New York Company and Mellon Financial Corporation, we assumed certain existing arrangements affecting the provision of retirement benefits applicable to our CEO, maintaining qualified and non-qualified defined benefit and defined contribution plans in which eligible employees, including our CEO, may participate. Our NEOs are eligible to participate in deferred compensation plans, which enable eligible employees to defer the payment of taxes on a portion of their compensation until a later date. To limit pension accruals, we froze all accruals under the Legacy BNY SERP as of December 31, 2014 and under our other U.S. defined benefit pension plans (including the BNY Mellon Tax-Qualified Retirement Plan and the Legacy BNY Excess Plan) as of June 30, 2015. For a description of these plans and our NEOs’ participation therein, see “2021 Pension Benefits” and “2021 Nonqualified Deferred Compensation” below.

Perquisites

Our NEOs are eligible to participate in company-wide benefit plans. In addition, we provide limited benefits, consistent with market practices, that are reportable under SEC rules as perquisites (see footnotes to the “2021 Summary Compensation Table” below). Our policy regarding corporate aircraft usage provides that the CEO should make reasonable use of the company aircraft for security purposes and to make the most efficient use of his time, including with respect to personal travel. The HRC Committee receives and reviews an aircraft usage report on a semi-annual basis. The company leases a car and provides a driver for business and commuting use by Mr. Gibbons and other members of the Executive Committee for security purposes and for the benefit of such executive’s time. The HRC Committee reviews car and driver usage at least annually. Mr. Gibbons is covered by a legacy life insurance policy assumed by the company in the 2007 merger.

64	BNY Mellon ➢	2022 Proxy Statement

ITEM 2. ADVISORY VOTE ON COMPENSATION	> Compensation Discussion & Analysis

Pay Practices

HRC Committee Role and Process

The HRC Committee structures the process for determining individual NEO compensation to ensure that compensation is linked with performance and appropriately aligns executives’ interests with stockholders’ interests. Below is a summary of the process cycle undertaken by the HRC Committee to establish compensation targets, monitor performance and progress, and make final determinations regarding compensation for our NEOs.

Establish target amounts for that years incentive compensation Consider a variety of factors over multiple meetings, including our financial performance and data concerning peer companies executive compensation programs Factors are considered holistically, and no single factor has an assigned or specific quantifiable impact on the target compensation levels established by the HRC Committee Receive regular updates from management on corporate performance forecasts, regulatory and legislative developments, and other relevant matters Engage with management in rigorous review and monitor progress toward performance goals With assistance from the HRC Committees compensation consultant, review overall compensation structure, market compensation trends and other intelligence Report preliminary conclusions and decisions (and information used to arrive at such conclusions and decisions) on CEO compensation to the other independent members of our Board in executive session and solicit their input With respect to our other NEOs, advise the other independent directors regarding compensation decisions and the process used by the HRC Committee in making such decisions Review previous years corporate performance using a combination of financial and qualitative measures, as well as executives individual performance and achievement of established goals Determine and approve total incentive award amounts and grant PSU and RSU awards Determine payout for newly vested PSUs in accordance with the terms of such awards Approve base salary levels for current year Establish Targets (Q1) Monitoring and Accountability (year-long) Determine Awards (Q1 following year)

Stakeholder Feedback

We believe it is important to consider feedback and input from our stakeholders, including stockholders, employees, clients and the communities we serve.

We have consistently received support for our executive compensation program, with an average of 96% stockholder approval at our Annual Meetings of Stockholders during the prior three years. We continue to actively engage with our stakeholders throughout the year.

For direct stockholder feedback on our executive compensation framework and other issues of importance to our investors, we have continued our annual investor engagement process during 2021 and 2022, reaching out to investors representing over 65% of our outstanding common shares as well as proxy advisory firms and other stakeholders. See “Active Stockholder Engagement Program” on page 27 for additional information on our outreach.

Role of Compensation Consultants

As discussed above on page 42, the HRC Committee retained Meridian in 2021 as its independent compensation consultant. Meridian regularly attends HRC Committee meetings and assists the committee in its analysis and evaluation of compensation matters related to our executives. For more information on Meridian and its role as independent compensation consultant to the HRC Committee, see page 42.

BNY Mellon ➢	2022 Proxy Statement	65

ITEM 2. ADVISORY VOTE ON COMPENSATION	> Compensation Discussion & Analysis

Benchmarking

Benchmarking Peer Group

The HRC Committee and our management use a benchmarking peer group to provide a basis for assessing relative company performance and to provide a competitive reference for pay levels and practices. In evaluating and selecting companies for inclusion in the peer group, the HRC Committee targets complex financial companies with which we typically compete for executive talent and business. Our 2021 peer group is listed in the box to the right. The HRC Committee selected these companies based on:

•  mix of businesses (e.g., asset management, asset servicing and clearing services) and other financial services companies with similar business models that operate in a similar regulatory environment;

•  relative size in terms of revenue, market capitalization and assets under management, as well as total assets and net income;

•  position as competitors for customers and clients, executive talent and investment capital; and

•  global presence.

BlackRock, Inc.

The Charles Schwab

Corporation

Franklin Resources, Inc.

JPMorgan Chase & Co.

Morgan Stanley

Northern Trust Corporation

The PNC Financial Services

Group, Inc.

Prudential Financial, Inc.

State Street Corporation

U.S. Bancorp

Wells Fargo & Company

The 2021 peer group selected by the HRC Committee was unchanged from 2020. See page 63 for a discussion of the TSR Peer Group approved by the HRC Committee in 2021 for purposes of calculating relative TSR for purposes of determining the PSU earnout.

Compensation Benchmarking

Compensation information is collected from peer group proxy statements to assist the HRC Committee in assessing the competitiveness of target and actual compensation. Peer group information is also used to analyze market trends and compensation program practices. For certain NEOs, data relating to the peer group is supplemented with industry data from surveys conducted by national compensation consulting firms and other data to assess the compensation levels and practices in the businesses and markets in which we compete for executive talent. Peer group data and other information provided to the HRC Committee by its compensation consultant was used by the HRC Committee as a consideration in setting 2021 target compensation levels for our NEOs.

Financial Performance Benchmarking

The peer group is also used to provide the HRC Committee with relative financial performance assessments. The metrics reviewed include revenue growth, EPS growth, operating margin, return on equity, return on tangible common equity, and TSR on a one- and three-year basis. This analysis provides additional context for the HRC Committee in its review of compensation outcomes as well as compensation program design.

Peer group data reviewed by the HRC Committee was considered holistically and was used as an input, but not the sole input, for the committee’s compensation decisions.

66	BNY Mellon ➢	2022 Proxy Statement

ITEM 2. ADVISORY VOTE ON COMPENSATION > Compensation Discussion & Analysis

Stock Ownership Guidelines

Under our stock ownership guidelines, each NEO is required to own a number of shares of our common stock with a value equal to a multiple of base salary within five years of becoming a member of our Executive Committee. Our CEO is required to hold shares of common stock equal to seven times base salary and all other Executive Committee members are required to hold shares of common stock equal to four times base salary. Our CEO has an additional stock retention requirement that requires him to retain 50% of net after-tax shares until age 60. The retention requirement applies to all shares received from vesting of RSUs, PSUs, restricted stock and other long-term awards granted after appointment to the Executive Committee.

As of the record date, all NEOs meet the stock ownership guidelines. To determine each NEO’s ownership stake for purposes of the guidelines, we include shares owned directly, shares held in our employee stock purchase and retirement plans and shares held in certain trusts. We also include 50% of unvested restricted stock and RSUs; however, PSUs and stock options are not counted toward compliance with the stock ownership guidelines.

Hedging and Pledging

Each of our NEOs and directors are prohibited from engaging in hedging transactions with respect to company securities and from pledging company securities beneficially owned by them. In addition, executive officers and directors are prohibited from engaging in short sales of our stock, purchasing our stock on margin and buying or selling any puts, calls or other options involving our securities (other than any stock options that may be granted pursuant to our compensation program). Prior to engaging in any transaction in company stock or derivative securities (including transactions in employee benefit plans and gifts), our executives and directors are required to pre-clear such transaction with our legal department and obtain that department’s affirmative approval to enter into the transaction.

Our non-executive officer employees (who are not subject to the policies applicable to our executive officers and directors described above) are subject to policies and procedures designed to ensure that transactions in company stock are conducted in compliance with applicable rules and regulations and are free from conflicts of interest. All employees are prohibited from the following with respect to company securities:

•	engaging in short sale transactions;

•	engaging in short-term trading;

•	purchasing company securities on margin; and

•	engaging in any derivative transaction involving or having its value based on company securities.

BNY Mellon ➢	2022 Proxy Statement	67

ITEM 2. ADVISORY VOTE ON COMPENSATION > Compensation Discussion & Analysis

Clawback and Recoupment

Our comprehensive forfeiture and recoupment policies, which apply to equity and cash incentive awards, hold employees accountable and discourage future imprudent behavior. These policies allow the company to reduce or eliminate incentive awards, cancel all or a portion of any unvested equity awards, and clawback/recoup previously paid equity and cash incentive awards. Material provisions applicable to NEOs (U.S.-based) are summarized below. The company continues to monitor regulatory requirements as may be applicable to its recoupment policies.

Policy Trigger	Forfeiture/Recoupment
Risk-Based Forfeiture
The risk score rating is lower than our acceptable risk tolerance	Unvested RSUs and PSUs will be subject to review and potential forfeiture, as determined by the HRC Committee
Equity Award Cancellation & Clawback

During the course of employment, the individual directly or indirectly engages in conduct, or it is discovered that the individual engaged in conduct, that is adverse to the interests of the company, including failure to comply with the company’s rules or regulations, fraud, or conduct contributing to any financial restatements or irregularities

The company may cancel all or any portion of unvested equity awards and require repayment of any shares of common stock (or values thereof) or amounts (including dividends and dividend equivalent payments) that were acquired from the award

During the course of employment and for one year after (or longer if set forth in an individual agreement), the individual engages in solicitation and/or diversion of customers or employees and/or competition with the company

Following termination of employment with the company for any reason, the individual violates any post-termination obligations or duties owed to the company under any agreement with the company
Any compensation otherwise payable or paid to the individual is required to be forfeited and/or repaid to the company pursuant to applicable regulatory requirements

With respect to awards granted after 2018, the individual violates any obligation under the applicable award agreement (including failing to satisfy notice requirements, breaching non-competition or non-solicitation provisions while any portion of the award is outstanding or breaching the confidentiality or non-disparagement provisions)

Cash Recoupment

The company determines within three years of the award date that there is a reasonable belief that the individual has engaged in conduct that is adverse to the company’s interests (including failing to comply with the company’s rules or regulations or engaging in fraud or other conduct that directly or indirectly causes or contributes to a financial restatement or other irregularity of the company during the award performance period)

The company may claw back some or all of a cash incentive award made to the individual

(1) Required by any applicable law, (2) an employee engages in competition with the company during the course of employment, or (3) an employee violates any post-termination obligations or duties owed to the company under any agreement with the company

68	BNY Mellon ➢	2022 Proxy Statement

ITEM 2. ADVISORY VOTE ON COMPENSATION > Compensation Discussion & Analysis

Severance Benefits

Stockholder Approval of Future Executive Severance Arrangements. In July 2010, the Board adopted a policy that the company will not enter into a future severance arrangement with an executive that provides for severance benefits (as defined in the policy) in an amount exceeding 2.99 times the sum of annual base salary and target bonus for the year of termination (or, if greater, for the year before the year of termination), unless such arrangement receives prior stockholder approval.

Executive Severance Plan. The Bank of New York Mellon Corporation Executive Severance Plan (the “Executive Severance Plan”) was adopted in July 2010 and amended in August 2016 and February 2018. Under the Executive Severance Plan, participants terminated by the company without “cause” are eligible to receive severance in the amount of one times base salary and may be eligible for a pro-rata annual bonus for the year of termination, as determined on a case-by-case basis. If a pro-rata annual bonus is awarded, it will be paid following year end after an evaluation of corporate and individual performance, among other considerations. The following table sets forth the severance benefits available under the Executive Severance Plan.

Reason for Termination	Severance Payment	Bonus	Benefit Continuation	Outplacement Services

By the company without “cause”	1 times base salary	Pro-rata annual bonus paid at year end at the discretion of management and the HRC Committee	1 year	1 year

By the company without “cause” or by the participant for “good reason” within two years following a “change in control”	2 times base salary and 2 times target annual bonus	Pro-rata target annual bonus for the year of termination	2 years	1 year

Executive Severance Plan participants are selected by the HRC Committee and include each of our NEOs. To receive benefits under the plan, a participant must sign a release and waiver of claims in favor of the company and agree not to compete against the company, or solicit our customers and employees, for so long as the participant is receiving benefits under the Executive Severance Plan.

We do not provide any severance-related tax gross-ups. If any payment under the Executive Severance Plan would cause a participant to become subject to the excise tax imposed under Section 4999 of the Internal Revenue Code of 1986 (“IRC”), then payments and benefits will be reduced to the amount that would not cause the participant to be subject to the excise tax if such a reduction would put the participant in a better after-tax position than if the participant were to pay the tax. In addition, the amount of payments and benefits payable under the Executive Severance Plan will be reduced to the extent necessary to comply with our policy regarding stockholder approval of future executive severance arrangements as described above.

Confidentiality, Notice, and Restrictive Covenants Agreements. The obligations and duties applicable to each of our NEOs include certain covenants pursuant to a Confidentiality, Notice, and Restrictive Covenants Agreement entered into with the company. Each such agreement requires written notice of the executive’s resignation of employment for any reason and includes covenants regarding the executive’s protection of confidential information (including indefinite non-disclosure of confidential information), non-solicitation obligations (including non-solicitation of company employees and non-interference with any company relationships with customers, clients or employees) for at least one year following the expiration of the applicable notice period, and assignment of inventions to the company.

Tax Considerations

The HRC Committee considers certain tax implications when designing our executive compensation programs and certain specific awards. We generally design our compensation programs so that compensation paid to our NEOs can qualify for available income tax deductions. However, the HRC Committee believes that stockholders’ interests may best be served by offering compensation that is not fully deductible, where appropriate, to attract, retain and motivate talented executives. Accordingly, the HRC Committee has discretion to authorize compensation that does not qualify for income tax deductibility.

BNY Mellon ➢	2022 Proxy Statement	69

ITEM 2. ADVISORY VOTE ON COMPENSATION > Compensation Discussion & Analysis

How We Address Risk and Control

Regular Review of Compensation Plans and Practices + Direct Link Between Pay and Risk Management + Comprehensive Recoupment Policy + Incentive Award Funding Condition

On an annual basis, our Chief Risk Officer meets with the HRC Committee to review the company’s compensation plans and arrangements, including those in which members of the Executive Committee participate, to ensure they are well-balanced and do not encourage imprudent risk-taking.

For employees who, individually or as a group, are responsible for activities that may expose the company to material amounts of risk, their incentive compensation can be negatively impacted based on their performance through a “risk score” or their performance on the risk and compliance goals included in our performance management process, directly linking their compensation to risk management. Adjustments to compensation are determined by a senior management committee responsible for control functions and later reviewed and approved by the HRC Committee. This approach allows the HRC Committee the ability to fully eliminate an incentive award if risk performance is below acceptable standards.

With respect to our NEOs, there are several controls intended to link incentive compensation to appropriate risk-taking. As a threshold matter, a common equity Tier 1 ratio for the company of at least 8.5% was established as a minimum funding requirement for our incentive compensation. Payment of any incentive compensation is conditional upon the company meeting this goal. The HRC Committee’s incentive compensation determinations are inclusive of a risk assessment as each executive also has a “risk score” completed, which is reviewed by the HRC Committee. The corporate component earnout can also be reduced based on the aggregate risk score for the Executive Committee. In addition, NEOs’ equity awards are subject to 100% forfeiture during, and clawback following, the vesting period. NEOs’ cash incentive awards are subject to 100% clawback within three years following the payment date, in each case based on ongoing risk assessments, under our comprehensive recoupment policy.

We are also subject to regulation by various U.S. and international governmental and regulatory agencies with respect to executive compensation matters and how risk factors into, and is affected by, compensation decisions. Our programs have been designed to comply with these regulations, and the HRC Committee regularly monitors new and proposed regulations as they develop to determine if additional action is required.

Based on the above, we believe that our compensation plans and practices are well-balanced and do not encourage imprudent risk-taking that threatens our company’s value or creates risks that are reasonably likely to have a material adverse effect on the company.

Report of the HRC Committee

The HRC Committee has reviewed and discussed the foregoing “Compensation Discussion & Analysis” with management. On the basis of such review and discussions, the HRC Committee recommended to the Board that the “Compensation Discussion & Analysis” be included in the company’s 2021 Annual Report and this proxy statement.

By: The Human Resources and Compensation Committee

Linda Z. Cook, Chair
Edmund F. “Ted” Kelly
M. Amy Gilliland
Jeffrey A. Goldstein
Samuel C. Scott III
Frederick O. Terrell

70	BNY Mellon ➢	2022 Proxy Statement

ITEM 2. ADVISORY VOTE ON COMPENSATION	> Executive Compensation Tables and Other Compensation Disclosures

2021 Summary Compensation Table

The following table presents the compensation for our NEOs in accordance with SEC rules, which require equity-based awards to be reported for the year that they are granted. The table below reflects equity-based incentive compensation grants made in 2021 for 2020 performance. A summary of the HRC Committee’s decisions on the compensation awarded to our NEOs for 2021 performance can be found in the “Compensation Discussion & Analysis” section of this proxy statement, which begins on page 48.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)(3)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4)	All Other Compensation(5)	Total Compensation

Thomas P. “Todd” Gibbons Chief Executive Officer	2021	$1,250,000	$—	$9,135,074	$—	$3,643,750	$—	$99,218	$14,128,042
	2020	$1,250,000	$—	$4,535,332	$—	$3,209,813	$297,241	$98,169	$9,390,555
	2019	$800,000	$—	$9,531,679	$—	$1,609,688	$527,375	$56,959	$12,525,701

Robin Vince(6) Vice Chair & Chief Executive Officer of Global Market Infrastructure	2021	$750,000	$—	$1,544,012	$—	$3,052,500	$—	$3,964,159	$9,310,671
	2020	$187,500	$500,000	$3,451,629	$—	$697,541	$—	$66,905	$4,903,575

Emily H. Portney(6) Chief Financial Officer	2021	$600,000	$—	$2,399,289	$—	$1,452,000	$—	$8,700	$4,459,989
	2020	$539,583	$—	$1,249,093	$—	$1,083,926	$—	$19,342	$2,891,944

Bridget E. Engle Chief Operations & Technology Officer	2021	$600,000	$—	$4,239,383	$—	$2,217,600	$—	$16,000	$7,072,983
	2020	$600,000	$—	$4,898,744	$—	$1,915,200	$—	$26,250	$7,440,194
	2019	$600,000	$—	$2,729,796	$—	$1,378,275	$—	$20,400	$4,728,471
Senthil Kumar(6) Chief Risk Officer	2021	$600,000	$—	$2,775,747	$—	$1,524,600	$—	$376,757	$5,277,104

(1)	The amount for Mr. Vince reflects his cash sign-on bonus.

(2)

The amounts disclosed in this column include the grant date fair value of RSUs and PSUs granted in 2021, 2020, and 2019. For 2021, the grant date fair values of PSUs were: $6,090,049 for Mr. Gibbons; $992,579 for Mr. Vince; $1,542,418 for Ms. Portney; $2,725,324 for Ms. Engle; and $1,784,427 for Mr. Kumar. Assuming that the maximum level of performance conditions are achieved, the PSU values would be: $9,135,074 for Mr. Gibbons; $1,488,868 for Mr. Vince; $2,313,626 for Ms. Portney; $4,087,986 for Ms. Engle; and $2,676,641 for Mr. Kumar.

(3)

The amounts disclosed in this column are computed in accordance with FASB ASC Topic 718 (“ASC 718”) using the valuation methodology for equity awards set forth in note 17 to the consolidated financial statements in our 2021 Annual Report.

(4)

The amounts disclosed in this column represent the amount of increase in the then-present value of the executive’s accumulated pension benefit. For 2021, present values are determined in accordance with the assumptions used for purposes of measuring our pension obligations under FASB ASC 715 as of December 31, 2021, including a discount rate of 3.03%, with the exception that benefit payments are assumed to commence at the earliest age at which unreduced benefits are payable. For 2021, the change in present value of accumulated benefit was negative $357,063 for Mr. Gibbons. This negative number is not reflected in the amount disclosed above.

(5)	The items comprising “All Other Compensation” for 2021 are:

Name	Perquisites and Other Personal Benefits(a)	Contributions to Defined Contribution Plans(b)	Insurance Premiums(c)	New Hire Payments(d)	Total

Thomas P. “Todd” Gibbons	$73,118	$16,000	$10,100	$—	$99,218

Robin Vince	$—	$16,000	$—	$3,948,159	$3,964,159

Emily H. Portney	$—	$8,700	$—	$—	$8,700

Bridget E. Engle	$—	$16,000	$—	$—	$16,000

Senthil Kumar	$—	$16,000	$—	$360,757	$376,757

(a)

“Perquisites and Other Personal Benefits” for Mr. Gibbons consist of personal usage of corporate aircraft, determined by the direct hourly operating cost for usage of the aircraft multiplied by the number of hours of personal usage, net of amounts reimbursed to the company. Mr. Gibbons also had personal usage of a company car and driver for which he fully reimbursed the company.

BNY Mellon ➢	2022 Proxy Statement	71

ITEM 2. ADVISORY VOTE ON COMPENSATION > Executive Compensation Tables and Other Compensation Disclosures

(b)

“Contributions to Defined Contribution Plans” consist of matching contributions under our 401(k) plan. Due to an amendment to the BNY Mellon 401(k) Savings Plan effective January 1, 2021, no NEOs are eligible to earn non-elective contributions after December 31, 2020. Therefore, no additional benefits were earned under the BNY Mellon 401(k) Benefits Restoration Plan for the year ended December 31, 2021. In addition, effective January 1, 2021, the BNY Mellon 401(k) Savings Plan company match is capped at $16,000.

(c)	Represent taxable payments made by us for Mr. Gibbons’ universal life insurance policy.

(d)

New hire payments of $3,948,159 for Mr. Vince and $360,757 for Mr. Kumar represent cash buyouts of unvested equity being forfeited from their former employers included as part of their new hire offers.

(6)

Because Ms. Portney and Mr. Vince were NEOs only in 2020 and 2021, no disclosure is included for them for 2019. Because Mr. Kumar was an NEO only in 2021, no disclosure is included for him for 2019 and 2020.

72	BNY Mellon ➢	2022 Proxy Statement

ITEM 2. ADVISORY VOTE ON COMPENSATION > Executive Compensation Tables and Other Compensation Disclosures

2021 Grants of Plan-Based Awards

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards(3)
Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(4)
Thomas P. “Todd” Gibbons	EICP	—	—	$3,312,500	$4,968,750
	PSUs	2/8/2021				—	145,174	217,761		$6,090,049
	RSUs	2/8/2021							72,587	$3,045,025
Robin Vince	EICP	—	—	$2,775,000	$4,162,500
	PSUs	2/8/2021					23,661	35,492		$992,579
	RSUs	2/8/2021							13,145	$551,433
Emily H. Portney	EICP	—	—	$1,320,000	$1,980,000
	PSUs	2/8/2021					36,768	55,152		$1,542,418
	RSUs	2/8/2021							20,426	$856,871
Bridget E. Engle	EICP	—	—	$1,920,000	$2,880,000
	PSUs	2/8/2021				—	64,966	97,449		$2,725,324
	RSUs	2/8/2021							36,092	$1,514,059
Senthil Kumar	EICP	—	—	$1,320,000	$1,980,000
	PSUs	2/8/2021				—	42,537	63,806		$1,784,427
	RSUs	2/8/2021							23,631	$991,320

(1)

Represents the target and maximum cash incentive compensation amounts for performance during 2021 under The Bank of New York Mellon Corporation Executive Incentive Compensation Plan (the “EICP”). There was no threshold payout under this plan for 2021. Actual cash incentive compensation paid is determined based on the Corporate Component and Individual Modifier.

(2)

Represents the portion of the NEO’s incentive compensation awarded in the form of PSUs under the LTIP for performance during 2020. The amounts shown under the “Maximum” column represent the maximum payout level of 150% of target; there is no threshold (minimum) payout level. Upon vesting, earned PSUs, inclusive of any earned dividend equivalents, will be paid out in shares of BNY Mellon common stock. These PSUs will be earned between 0% – 150% based on average return on tangible common equity (as adjusted) and relative TSR versus the TSR Peer Group, each over a three-year period. Earned PSUs cliff vest after the end of the performance period subject to continued employment.

(3)	Represents the portion of the NEO’s incentive compensation award granted in the form of RSUs under the LTIP for performance during 2020. These RSUs vest in equal installments over three years.

(4)	The aggregate grant date fair value of awards presented in this column is calculated in accordance with ASC 718.

BNY Mellon ➢	2022 Proxy Statement	73

ITEM 2. ADVISORY VOTE ON COMPENSATION > Executive Compensation Tables and Other Compensation Disclosures

2021 Outstanding Equity Awards at Fiscal Year-End

The market value of unvested or unearned awards is calculated using a $58.08 per share value, which was the closing price per share of our common stock on the NYSE on December 31, 2021 (the last trading day of the year).

		Option Awards				Stock Awards(2)
		Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name	Year of Grant/ Performance Period(1)	Exercisable	Unexercisable
Thomas P. “Todd” Gibbons	2019					42,132	$2,447,027
	2020					21,678	$1,259,058
	2021					72,587	$4,215,853
	2019-2021							67,358(4)	$3,912,139
	2020-2022							68,407(3)	$3,973,079
	2021-2023							147,807(3)	$8,584,631
Robin Vince	2020					98,337	$5,711,413
	2021					13,145	$763,462
	2021-2023							24,090(3)	$1,399,147
Emily H. Portney	2018					3,798	$220,588
	2019					9,475	$550,308
	2020					17,912	$1,040,329
	2021					20,426	$1,186,342
	2021-2023							37,435(3)	$2,174,225
Bridget E. Engle	2019					8,747	$508,026
	2020					55,872	$3,245,046
	2021					36,092	$2,096,223
	2019-2021							26,898(4)	$1,562,235
	2020-2022							43,929(3)	$2,551,396
	2021-2023							66,144(3)	$3,841,644
Senthil Kumar	2019					6,488	$376,823
	2020					33,670	$1,955,554
	2021					23,631	$1,372,488
	2020-2022							21,249(3)	$1,234,142
	2021-2023							43,308(3)	$2,515,329

(1)	Refers to the year of grant for RSUs and to the performance period for PSUs.

(2)	RSUs vest in accordance with the following schedule:

Year of Grant
2018	For Ms. Portney, 2,138 will vest on 3/8/2022 and 1,660 will vest on 3/8/2023.
2019

Three-year pro-rata vesting for annual awards, with the remaining unvested RSUs having vested on 2/11/2022. For Mr. Gibbons, 29,962 will vest on 10/28/2022. For Mr. Kumar, 4,138 having vested on 1/20/2022 and 2,350 will vest on 1/20/2023.

2020

Generally, three-year pro-rata vesting, with 50% of the remaining unvested RSUs having vested on 2/10/2022 and 50% vesting on 2/10/2023. For Ms. Engle, 40,404 will vest on 2/10/2023. For Mr. Vince, 71,594 having vested on 1/17/2022 and 26,743 will vest on 1/17/2023. For Mr. Kumar, 20,202 will vest on 2/10/2023.

2021	Three-year pro-rata vesting on 2/8/2022, 2/8/2023 and 2/8/2024.

74	BNY Mellon ➢	2022 Proxy Statement

ITEM 2. ADVISORY VOTE ON COMPENSATION > Executive Compensation Tables and Other Compensation Disclosures

PSUs are earned and vest in accordance with the following schedule:

Year of Grant
2019	Earned at 95% based on adjusted average revenue growth and average operating margin, each over a three-year period; earned PSUs cliff vest after the end of the performance period on 2/11/2022.
2020

Earned, between 0% – 150% of target, based on adjusted average revenue growth and average operating margin, each over a three-year period; earned PSUs cliff vest after the end of the performance period on 2/10/2023.

2021

Earned, between 0% – 150% of target, based on adjusted average Return on Tangible Common Equity (ROTCE) and relative Total Shareholder Return (TSR), each over a three-year period; earned PSUs cliff vest after the end of the performance period on 2/8/2024.

(3)	Includes accrued dividends on the PSUs granted in 2020 and 2021, assuming target performance.

(4)	Includes accrued dividends on the PSUs granted in 2019 as of December 31, 2021, which were earned based on performance, but remained subject to ongoing time-vesting conditions.

2021 Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting ($)

Thomas P. “Todd” Gibbons	—	$—	109,240	$5,118,384

Robin Vince	—	$—	—	$—

Emily H. Portney	—	$—	20,570	$870,608

Bridget E. Engle	—	$—	42,207	$1,775,936

Senthil Kumar	—	$—	13,275	$559,004

BNY Mellon ➢	2022 Proxy Statement	75

ITEM 2. ADVISORY VOTE ON COMPENSATION > Executive Compensation Tables and Other Compensation Disclosures

2021 Pension Benefits

Name	Plan Name(1)	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)

Thomas P. “Todd” Gibbons	BNY Mellon Tax-Qualified Retirement Plan	28.08	$1,303,572	$0

	Legacy BNY Excess Plan	28.08	$2,122,051	$0

	Legacy BNY SERP	27.58	$3,668,678	$0

(1)

Benefit accruals under the Legacy BNY SERP were frozen as of December 31, 2014, and benefit accruals under the Legacy BNY Excess Plan and BNY Mellon Tax-Qualified Retirement Plan were frozen as of June 30, 2015.

(2)

The present values shown above are based on benefits earned as of December 31, 2021 under the terms of the various plans as summarized below. Present values are determined in accordance with the assumptions used for purposes of measuring our pension obligations under FASB ASC 715 as of December 31, 2021, including a discount rate of 3.03%, with the exception that benefit payments are assumed to commence at the earliest age at which unreduced benefits are payable.

BNY Mellon Retirement Plans

All of the plans listed in the table above are closed to new participants and were frozen as of December 31, 2014 for the Legacy BNY SERP and as of June 30, 2015 for the BNY Mellon Tax-Qualified Retirement Plan and the Legacy BNY Excess Plan. Benefits for Legacy BNY participants under the BNY Mellon Tax-Qualified Retirement Plan, the Legacy BNY Excess Plan and the Legacy BNY SERP were determined under a career average pay formula for service on and after January 1, 2006 and under a final average pay formula for service prior to 2006.

The BNY Mellon Tax-Qualified Retirement Plan was amended effective January 1, 2009, to change the benefit formula for participants under age 50 as of December 31, 2008 and for new participants to a cash balance formula for service earned on and after January 1, 2009. Plan participants who were age 50 or older as of December 31, 2008 continued to earn benefits through June 30, 2015 under the provisions of the legacy plan in which they participated as of that date. Because Mr. Gibbons was over age 50 as of December 31, 2008, he continued to earn benefits under the provisions of the legacy plans in which he participates.

Because Mr. Gibbons is over age 55, he is eligible for immediate retirement under the BNY Mellon Tax-Qualified Retirement Plan. Mr. Gibbons is eligible to retire with unreduced benefits under the BNY Mellon Tax-Qualified Retirement Plan and the Legacy BNY Excess Plan. Since Mr. Gibbons is over age 60, he is also entitled to an unreduced benefit from the Legacy BNY SERP upon retirement. Additionally, since Ms. Portney, Mr. Vince, Ms. Engle and Mr. Kumar do not participate in any retirement plan that provides for specified payments and benefits (other than defined contribution plans), they are not included in the Pension Benefits table above.

BNY Mellon Tax-Qualified Retirement Plan—Legacy BNY Provisions. The Legacy BNY Tax-Qualified Retirement Plan (the “Legacy BNY Plan”) formula is a career average pay formula subject to IRC limits on eligible pay for determining benefits. Benefits are based on eligible base pay prior to the plan freeze effective June 30, 2015. Employees who participated in the Legacy BNY Plan prior to January 1, 2006 may choose between a monthly benefit and a lump sum at retirement, while other participants will receive monthly benefits at retirement.

Legacy BNY Excess Plan. This plan is an unfunded nonqualified plan designed to provide the same benefit to Legacy BNY employees as under the BNY Mellon Tax-Qualified Retirement Plan to the extent their benefits are limited under such plan as a result of IRC limits on accrued benefits and eligible base pay. Benefits are paid in a lump sum.

Legacy BNY SERP. This plan is an unfunded nonqualified plan that provides benefits according to a benefit formula similar to that of the BNY Mellon Tax-Qualified Retirement Plan benefit formula but includes an annual bonus (capped at 100% of base salary after 2005) for senior executives who were selected to participate in the plan by The Bank of New York’s board of directors prior to July 8, 2003. Benefits are paid in a lump sum. Participants are entitled to benefits in this plan only if they terminate service on or after age 60.

76	BNY Mellon ➢	2022 Proxy Statement

ITEM 2. ADVISORY VOTE ON COMPENSATION > Executive Compensation Tables and Other Compensation Disclosures

2021 Nonqualified Deferred Compensation

The following table provides information with respect to each plan that provides for nonqualified deferred compensation in which the NEOs participate. Each of these plans is described below.

Name	Executive Contributions in Fiscal Year 2021	Registrant Contributions in Fiscal Year 2021	Aggregate Earnings in Fiscal Year 2021	Aggregate Withdrawals/ Distributions	Aggregate Balance at End of Fiscal Year 2021

Thomas P. “Todd” Gibbons	$0	$0	$23,096	$0	$106,803

Robin Vince	$0	$0	$0	$0	$0

Emily H. Portney	$0	$0	$1,462	$0	$12,873

Bridget E. Engle	$0	$0	$2,770	$0	$27,825

Senthil Kumar	$0	$0	$833	$0	$7,788

BNY Mellon Nonqualified Deferred Compensation Plans

BNY Mellon 401(k) Benefits Restoration Plan. Due to an amendment to the tax-qualified BNY Mellon 401(k) Savings Plan effective January 1, 2021, no NEOs are eligible to earn non-elective contributions under that plan after December 31, 2020.Therefore, no additional benefits were earned by NEOs under the BNY Mellon 401(k) Benefits Restoration Plan for the year ended December 31, 2021. The BNY Mellon 401(k) Benefits Restoration Plan is a nonqualified plan designed for the purpose of providing deferred compensation on an unfunded basis for eligible employees. The deferred compensation provided under the BNY Mellon 401(k) Benefits Restoration Plan is intended to supplement the benefit provided under the 401(k) Plan where the employee’s retirement contributions under the 401(k) Plan are limited due to the maximums imposed on “qualified” plans by Section 401(a)(17) of the IRC. Pursuant to the BNY Mellon 401(k) Benefits Restoration Plan, we set up a notional account that is credited with an amount, if any, of non-elective company contributions that would have been credited to each eligible employee’s 401(k) Plan account absent those tax limitations, including for prior years in which the BNY Mellon 401(k) Benefits Restoration Plan was not yet in effect. The amounts credited to the notional accounts generally vest after three years of service, as defined and calculated under the 401(k) Plan. Mr. Vince did not earn a contribution under the BNY Mellon 401(k) Benefits Restoration Plan prior to December 31, 2021. Mr. Kumar’s balance is unvested at the end of 2021.

BNY Mellon Deferred Compensation Plan. The BNY Mellon Deferred Compensation Plan permits eligible employees, including our NEOs, to defer receipt of cash bonus/incentive amounts above the Social Security wage base (which was $142,800 in 2021) until a later date while employed, upon retirement or after retirement not to exceed age 70. Changes are permitted to the payment election once annually; however, they must comply with the regulations contained in The American Jobs Creation Act of 2004. Deferred compensation may be paid in a lump sum or annual payments over 2 to 15 years. If an executive terminates employment prior to age 55, his or her benefit is paid in a lump sum shortly after termination. Investment alternatives, based on a selection of variable rate options, must be selected when the executive makes a deferral election and may be changed each quarter for future deferrals. Previously deferred amounts may generally be reallocated among the investment options at the beginning of each quarter. The plan is a nonqualified unfunded plan.

BNY Mellon ➢	2022 Proxy Statement	77

ITEM 2. ADVISORY VOTE ON COMPENSATION > Executive Compensation Tables and Other Compensation Disclosures

Potential Payments upon Termination or Change in Control

The following discussion summarizes the arrangements, agreements, and policies of the company relating to potential payments to our NEOs upon termination or change in control.

Retirement Benefits

As shown in the “2021 Pension Benefits” and the “2021 Nonqualified Deferred Compensation” Tables above, we provide qualified and non-qualified pension retirement benefits and qualified and non-qualified defined contribution retirement benefits (with the specific plans varying depending on when participation began).

In addition, we provide continued vesting of equity awards for participants who are eligible for retirement, with the eligibility dependent on the individual’s age and length of service and the terms of the applicable plan and award agreements. At December 31, 2021 and using the same assumptions as used for the “Table of Other Potential Payments” below, our NEOs were eligible to receive continued vesting of stock awards in the following amounts: for Mr. Gibbons, $23,070,406; and for Mr. Vince, $8,014,881. In accordance with the terms of Mr. Vince’s offer letter, any equity awards that Mr. Vince is granted (other than RSUs granted in connection with his buyout award) prior to his turning 55 years old will continue to vest according to their terms if Mr. Vince complies with all applicable covenants and (i) his employment is terminated without cause, (ii) his employment is terminated pursuant to mutual agreement, or (iii) he voluntarily resigns as a result of a material and adverse change in duties, responsibilities or scope of his position except to the extent required by law or regulation. Also, in accordance with the terms of his offer letter, RSUs granted to Mr. Vince in connection with his buyout awards shall continue to vest unless his employment is terminated for cause. Ms. Portney, Ms. Engle, and Mr. Kumar are not included above because they are not retirement-eligible. Continued vesting is not provided on termination by the company if the NEO is terminated for cause.

Other Potential Payments upon Termination or Change in Control

Change in Control and Severance Arrangements. Since 2010, our Board has implemented a “Policy Regarding Stockholder Approval of Future Senior Officer Severance Arrangements.” The policy provides that the company will not enter into a future severance arrangement with a senior executive that provides for severance benefits (as defined in the policy) in an amount exceeding 2.99 times the sum of the senior executive’s annual base salary and target bonus for the year of termination (or, if greater, for the year before the year of termination), unless such arrangement receives approval of the stockholders of the company.

Under the Executive Severance Plan, if an eligible participant is terminated by the company without “cause” (as defined in the plan), the participant is eligible to receive a severance payment equal to one times the participant’s base salary for the year of termination (or, if greater, for the year before the year of termination) and benefit continuation and outplacement services for one year.

The participant is also eligible for a pro-rata annual bonus for the year of termination in the company’s sole discretion. If a participant’s employment is terminated by the company without cause or if the participant terminates his or her employment for “good reason” (as defined in the plan) within two years following a “change in control” (as defined in the plan), then instead of receiving the benefits described above, the participant is eligible to receive a severance payment equal to two times the sum of the participant’s base salary and target annual bonus for the year of termination (or, if greater, for the year before the year of termination), a pro-rata target annual bonus for the year of termination, benefit continuation for two years and outplacement services for one year.

The payments and benefits under the plan are subject to the participant signing a release and waiver of claims in favor of the company and agreeing not to compete against the company, or solicit our customers and employees, for so long as the participant is receiving benefits under the plan. If any payment under the plan would cause a participant to become subject to the excise tax imposed under Section 4999 of the IRC, then payments and benefits will be reduced to the amount that would not cause the participant to be subject to the excise tax if such a reduction would put the participant in a better after-tax position than if the participant were to pay the tax.

Payments and benefits that are payable under the plan will be reduced to the extent that the amount of such payments or benefits would exceed the amount permitted to be paid under the company’s “Policy Regarding Stockholder Approval of Future Senior Officer Severance Arrangements” and such amounts are not approved by the company’s stockholders in accordance with the policy.

78	BNY Mellon ➢	2022 Proxy Statement

ITEM 2. ADVISORY VOTE ON COMPENSATION > Executive Compensation Tables and Other Compensation Disclosures

Unvested Equity Awards. Equity awards granted to our NEOs through December 31, 2021 were granted under the LTIP or its predecessor. Each award is evidenced by an award agreement that sets forth the terms and conditions of the award and the effect of any termination event or a change in control on unvested equity awards. The effect of a termination event or change in control on outstanding equity awards varies by executive officer and type of award.

Table of Other Potential Payments. The following table is based on the following:

•	Assumes termination effective as of December 31, 2021.

•	Equity awards valued at $58.08, the closing price of our common stock on December 31, 2021.

•	The amounts shown in the table include the estimated potential payments and benefits that are payable as a result of the triggering event and do not include any pension, deferred compensation, or equity award vesting that would be earned on retirement as described above. We have only included amounts by which an NEO’s retirement benefit is enhanced by the triggering event, or additional equity awards that vest on the triggering event that would not vest on retirement alone. See “BNY Mellon Retirement Plans” on page 76 above for information on the acceleration or continued vesting of equity awards upon retirement.

•	The designation of an event as a termination in connection with a change in control is dependent upon the termination being either an involuntary termination by the company without cause or a termination by the NEO for good reason.

•	“Cash compensation” includes payments of salary, bonus, severance, or death benefit amounts payable in the applicable scenario.

The actual amounts that would be payable in these circumstances can only be determined at the time of the executive’s separation, would include payments or benefits already earned or vested, and may differ from the amounts set forth in the tables below. In some cases a release may be required before amounts would be payable. Although we may not have any contractual obligation to make a cash payment or provide other benefits to any NEO in the event of his or her death or upon the occurrence of any other event, a cash payment may be made or other benefit may be provided in our discretion. The incremental benefits that would be payable upon certain types of termination of employment as they pertain to the NEOs are described below.

BNY Mellon ➢	2022 Proxy Statement	79

ITEM 2. ADVISORY VOTE ON COMPENSATION > Executive Compensation Tables and Other Compensation Disclosures

Named Executive Officer	By Company Without Cause	Termination in Connection with Change of Control	Death

Thomas P. “Todd” Gibbons

Cash Severance(1)	$1,250,000	$15,750,000	$—

Pro-rated Bonus(1)	$7,287,500	$6,625,000	$—

Health and Welfare Benefits	$1,497	$2,994	$—

Additional Stock Award Vesting(2)	$1,937,943	$1,937,943	$1,937,973

TOTAL	$10,476,940	$24,315,937	$1,937,973

Robin Vince

Cash Severance(1)	$750,000	$11,675,000	$—

Pro-rated Bonus(1)	$5,596,250	$5,087,500	$—

Health and Welfare Benefits	$18,151	$36,302	$—

Additional Stock Award Vesting(2)	$—	$—	$—

TOTAL	$6,364,401	$16,798,802	$—

Emily H. Portney

Cash Severance(1)	$600,000	$6,040,000	$—

Pro-rated Bonus(1)	$2,662,000	$2,420,000	$—

Health and Welfare Benefits	$12,378	$24,756	$—

Additional Stock Award Vesting(2)	$5,304,613	$5,304,613	$5,304,613

TOTAL	$8,578,991	$13,789,369	$5,304,613

Bridget E. Engle

Cash Severance(1)	$600,000	$8,240,000	$—

Pro-rated Bonus(1)	$4,065,600	$3,520,000	$—

Health and Welfare Benefits	$17,860	$35,720	$—

Additional Stock Award Vesting(2)	$14,113,712	$14,113,712	$14,113,712

TOTAL	$18,797,172	$25,909,432	$14,113,712

Senthil Kumar

Cash Severance(1)	$600,000	$6,040,000	$—

Pro-rated Bonus(1)	$2,795,100	$2,420,000	$—

Health and Welfare Benefits	$17,786	$35,572	$—

Additional Stock Award Vesting(2)	$7,587,719	$7,587,719	$7,587,719

TOTAL	$11,000,605	$16,083,291	$7,587,719

(1)

Amounts shown assume that no NEO received payment from any displacement program, supplemental unemployment plan or other separation benefit other than the Executive Severance Plan. Amounts have been calculated in accordance with the terms of the applicable agreements. For terminations by the company without cause, cash severance amounts will be paid in installments over a one-year period following termination, and pro-rated bonuses will be paid or awarded at the same time(s) as annual incentives for the fiscal year in which the termination occurs. For terminations in connection with a change of control, amounts will be paid in a lump sum.

(2)

The value of “Additional Stock Award Vesting” represents the value at December 31, 2021 of all shares of restricted stock units (along with cash dividends accrued on the restricted stock units) and earned PSUs (along with dividend equivalents on the PSUs) on that date that were subject to service-based restrictions, which restrictions lapse on or after certain terminations of employment, including following a change of control, to the extent such restrictions would not lapse on retirement alone. Information relating to the vesting of stock awards on retirement can be found in “BNY Mellon Retirement Plans” on page 76 above.

80	BNY Mellon ➢	2022 Proxy Statement

ITEM 2. ADVISORY VOTE ON COMPENSATION > Executive Compensation Tables and Other Compensation Disclosures

Pay Ratio

Set forth below is the annual total compensation of our median employee, the annual total compensation of Mr. Gibbons, and the ratio of those two values:

•	The 2021 annual total compensation of the median employee of BNY Mellon (other than our CEO) was $76,123(1);

•	The 2021 annual total compensation of our CEO, Mr. Gibbons, was $14,129,539(2); and

•	For 2021, the ratio of the annual total compensation of Mr. Gibbons to the annual total compensation of our median employee was 186 to 1.

Background

We previously identified our median employee (who is located in the U.S.) using our world-wide employee population (without exclusions) as of October 31, 2020 and measuring compensation based on total pay actually received over the period November 1, 2019–October 31, 2020. There has been no change in our employee population, our employee compensation arrangements or our median employee’s circumstances that we believe would significantly impact our pay ratio disclosure. Therefore, as permitted by SEC rules, we calculated the 2021 pay ratio set forth above using the same median employee that we used to calculate our 2020 pay ratio.

As required by SEC rules, we calculated 2021 annual total compensation for our median employee using the same methodology that we use to determine our NEOs’ annual total compensation for the “2021 Summary Compensation Table”.

The pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

(1)	The median employee’s total compensation includes the value of company-paid benefits applicable to the median employee.
(2)

For purposes of the CEO pay ratio disclosure, Mr. Gibbons’ annual total compensation includes the amount reported in the “Total” column of the “2021 Summary Compensation Table” on page 71, plus the value of company-paid benefits applicable to Mr. Gibbons.

BNY Mellon ➢	2022 Proxy Statement	81

ITEM 3. RATIFICATION OF KPMG LLP

Item 3. Ratification of KPMG LLP

RESOLUTION	Page 83

REPORT OF THE AUDIT COMMITTEE	Page 84

SERVICES PROVIDED BY KPMG LLP	Page 85
Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees	Page 85
Other Services Provided by KPMG LLP	Page 85
Pre-Approval Policy	Page 85

82	BNY Mellon ➢	2022 Proxy Statement

ITEM 3. RATIFICATION OF KPMG LLP	> Resolution

Proposal

We are asking stockholders to ratify the Audit Committee’s appointment of KPMG LLP (“KPMG”) as our independent registered public accountants for the year ending December 31, 2022.

Background

The Audit Committee and the Board believe that the continued retention of KPMG to serve as our independent registered public accounting firm for the 2022 fiscal year is in the best interests of the company and its stockholders.

Our Audit Committee has direct responsibility:

• For the selection, appointment, compensation, retention and oversight of the work of our independent registered public accountants engaged to prepare an audit report or to perform other audit, review or attestation services for us.

• To negotiate and approve all audit engagement fees and terms and all non-audit engagements of the independent registered public accountants.

• To annually evaluate KPMG, including its qualifications and independence, and to replace KPMG as our independent registered public accountant, as appropriate.

• To discuss with management the timing and process for implementing the five-year mandatory rotation of the lead engagement partner.

The Board recommends that you vote “FOR” ratification of the appointment of KPMG LLP as our independent registered public accountants for the year ending December 31, 2022.

KPMG or its predecessors have served as our independent registered public accounting firm since the merger in 2007 and previously served as the independent registered public accountant of Mellon since 1972. As in prior years, in 2021, the Audit Committee engaged in a review of KPMG in connection with considering whether to recommend that stockholders ratify the selection of KPMG as BNY Mellon’s independent auditor for 2022. In that review, the Audit Committee considered the continued independence of KPMG; the breadth and complexity of BNY Mellon’s business and its global footprint and the resulting demands placed on its auditing firm; KPMG’s demonstrated understanding of the financial services industry in general and BNY Mellon’s business in particular; and the professionalism of KPMG’s team, including their exhibited professional skepticism, objectivity and integrity.

To assist the Audit Committee with its review, management prepares an annual assessment of KPMG that includes (1) an analysis of KPMG’s known legal risks and significant proceedings that may impair KPMG’s ability to perform BNY Mellon’s annual audit, (2) the results of a survey of management and Audit Committee members regarding KPMG’s overall performance and (3) KPMG’s fees and services compared to services provided by KPMG and other auditing firms to peer companies. In addition, KPMG provides to, and reviews with, the Audit Committee an analysis of KPMG’s independence, including the policies that KPMG follows with respect to rotating key audit personnel so that there is a new partner-in-charge at least every five years.

We expect that representatives of KPMG will be present at the Annual Meeting to respond to appropriate questions, and they will have the opportunity to make a statement if they desire.

Voting

Adoption of this proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting by the holders of our common stock voting electronically at the Annual Meeting or by proxy. Unless contrary instructions are given, shares represented by proxies solicited by the Board will be voted “for” the ratification of the selection of KPMG as our independent registered public accountants for the year ending December 31, 2022.

If the selection of KPMG is not ratified by our stockholders, the Audit Committee will reconsider the matter. If selection of KPMG is ratified, the Audit Committee in its discretion may still direct the appointment of a different independent registered public accountant at any time during the year if it determines that such a change is in the best interests of the company and our stockholders.

BNY Mellon ➢	2022 Proxy Statement	83

ITEM 3. RATIFICATION OF KPMG LLP	> Report of the Audit Committee

On behalf of our Board, the Audit Committee oversees the operation of a comprehensive system of internal controls with respect to the integrity of our financial statements and reports, compliance with laws, regulations and corporate policies and the qualifications, performance and independence of our independent registered public accounting firm. The Committee’s function is one of oversight, since management is responsible for preparing our financial statements, and our independent registered public accountants are responsible for auditing those statements.

Accordingly, the Audit Committee has reviewed and discussed with management the audited financial statements for the year ended December 31, 2021 and management’s assessment of internal control over financial reporting as of December 31, 2021. The Audit Committee has also discussed with KPMG the conduct of the audit of our financial statements, as well as the quality of the company’s accounting principles and the reasonableness of critical accounting estimates and judgments. KPMG issued its unqualified report on our financial statements and the operating effectiveness of our internal control over financial reporting.

The Committee has also discussed with KPMG the matters required to be discussed in accordance with Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard, Communications with Audit Committees. The Committee has also received the written disclosures and the letter from KPMG required by applicable PCAOB standards regarding the independent accountants’ communications with the Audit Committee concerning auditor independence, and has conducted a discussion with KPMG regarding its independence. The Audit Committee has determined that KPMG’s provision of non-audit services is compatible with its independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board that our audited financial statements for the year ended December 31, 2021 be included in our 2021 Annual Report.

By: The Audit Committee

Frederick O. Terrell, Chair

Linda Z. Cook

Joseph J. Echevarria

M. Amy Gilliland

Ralph Izzo

Samuel C. Scott III

84	BNY Mellon ➢	2022 Proxy Statement

ITEM 3. RATIFICATION OF KPMG LLP	> Services Provided by KPMG LLP

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

We have been advised by KPMG that it is an independent public accounting firm registered with the PCAOB and that it complies with the auditing, quality control and independence standards and rules of the PCAOB and the SEC. The appointment of KPMG as our independent registered public accounting firm for the 2021 fiscal year was ratified at our 2021 Annual Meeting of Stockholders. The following table reflects the fees earned by KPMG for services provided to us for 2021 and 2020:

Description of Fees	Amount of Fees Paid to KPMG for 2021	Amount of Fees Paid to KPMG for 2020

Audit Fees(1)	$23,828,000	$21,905,000

Audit-Related Fees(2)	$23,458,000	$22,711,000

Tax Fees(3)	$2,802,000	$2,189,000

All Other Fees(4)	$442,000	$637,000
Total	$50,530,000	$47,442,000

(1)

Includes fees for professional services rendered for the audit of our annual financial statements for the fiscal year (including services relating to the audit of internal control over financial reporting under the Sarbanes-Oxley Act of 2002), for reviews of the financial statements included in our quarterly reports on Form 10-Q and for other services that only our independent registered public accountant can reasonably provide.

(2)

Includes fees for services that were reasonably related to performance of the audit of the annual financial statements for the fiscal year, other than “Audit Fees,” such as service organization reports (under Statement on Standards for Attestation Engagements 16), employee benefit plan audits and internal control reviews.

(3)	Includes fees for tax return preparation and tax planning.

(4)	Includes fees for regulatory and other advisory services.

Other Services Provided by KPMG LLP

KPMG also provided services to entities associated with us that were charged directly to those entities and accordingly were not included in the amounts disclosed in the table above. These amounts included $14.25 million for 2021 and $14.5 million for 2020 for the audits and tax compliance services for mutual funds, collective funds and other funds advised by us. Also excluded from the amounts disclosed in the table above are fees billed by KPMG to joint ventures or equity method investments in which we have an interest of 50% or less.

Pre-Approval Policy

Our Audit Committee has established pre-approval policies and procedures applicable to all services provided by our independent registered public accountants. In accordance with SEC rules, our pre-approval policy has two different approaches to pre-approving audit and permitted non-audit services performed by our independent registered public accountants. Proposed services may be pre-approved pursuant to policies and procedures established by the Audit Committee that are detailed as to a particular class of service without consideration by the Audit Committee of the specific case-by-case services to be performed (“class pre-approval”). If a class of service has not received class pre-approval, the service will require specific pre-approval by the Audit Committee before it is provided by our independent registered public accountants (“specific pre-approval”). A list of services that has received class pre-approval from our Audit Committee (or its delegate) is attached to our Audit and Permitted Non-Audit Services Pre-Approval Policy, a copy of which is available on our website (see “Helpful Resources” on page 100). For 2021, 100% of the fees associated with the independent registered public accounting firm services were pre-approved by the Audit Committee.

BNY Mellon ➢	2022 Proxy Statement	85

ITEM 4. STOCKHOLDER PROPOSAL REGARDING STOCKHOLDER RIGHT TO CALL A SPECIAL MEETING	> Stockholder Proposal

Proposal and Background

John Chevedden, on behalf of Kenneth Steiner, c/o John Chevedden, 2215 Nelson Ave., No. 205, Redondo Beach, CA 90278, the beneficial owner of more than $2,000 of our common stock for the last three years, has given notice that he intends to introduce the following resolution at the Annual Meeting. In accordance with the applicable proxy regulations, the text of the proponent’s proposal and supporting statement and any graphics, for which we accept no responsibility, are set forth immediately below:

Proposal 4—Special Shareholder Meeting Improvement

Shareholders ask our board to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting.

It is important to vote for this Special Shareholder Meeting Improvement proposal because we have a useless right to act by written consent.

Management made a rule that it would be mandatory to have the backing of 20% of all shares in existence to do so little as to ask for record date to start the written consent process. Why would any group of shareholders, who own 20% of our company, find it attractive to do so little as to ask management to look a calendar and come up with a date when these same owners of 20% of our company could compel management to hold a special shareholder meeting.

There appears to have been an evil genius corporate governance person at The Bank of New York Mellon in 2019 that gave us this useless version of written consent. Such a person trashes the concept of genuine shareholder engagement. The Bank of New York Mellon shareholders gave 41%-support to a 2021 shareholder proposal to reform our useless right to act by written consent in spite of full-blown BK management opposition. This 41%-support may have exceeded 51%-support from the share that have access to independent proxy voting advice and are not forced to rely on the biased opinion of management.

Since BK management is opposed to giving shareholders a useful right to act by written consent we need a more useful right to call a special shareholder meeting.

And management has less reason to resist a special shareholder meeting because online meetings give management more control.

A more reasonable shareholder right to call for a special shareholder meeting can make shareholder engagement meaningful. If management is insincere in its shareholder engagement, a right for shareholders to call for a special meeting in our bylaws can make management think twice about insincerity. We have no protection in our bylaws that any sort of shareholder engagement will be continued.

A more reasonable shareholder right to call for a special shareholder meeting could give our directors more incentive to improve their performance. Mr. Joseph Echevarria, Chairman of the Board and Mr. Samuel Scott received the most negative votes at the 2021 annual meeting—up to 14-times the negative votes of other BK directors.

To make up for our lack of a real right to act by written consent we need the right of 10% of shares to call for a special shareholder meeting.

Please vote yes:

Special Shareholder Meeting Improvement—Proposal 4

86	BNY Mellon ➢	2022 Proxy Statement

ITEM 4. STOCKHOLDER PROPOSAL REGARDING STOCKHOLDER RIGHT TO CALL A SPECIAL MEETING	> Board’s Response

Voting

Adoption of this proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting by the holders of our common stock voting at the Annual Meeting or by proxy. Unless contrary instructions are given, shares represented by proxies solicited by the Board will be voted “against” this stockholder proposal.

Board’s Response

We have concluded that adoption of this proposal is not in the best interests of our stockholders and recommend that you vote AGAINST this proposal for the following reasons:

Consistent with its commitment to strong principles of corporate governance, BNY Mellon has intentionally selected a 20% ownership threshold for stockholders to call a special meeting to balance the costs to stockholders of special meetings with the need to ensure that stockholders have an efficient and accessible means to take corporate action. In 2015, the Board determined that it would be in the company’s best interests to allow stockholders holding an aggregate of at least 20% of our outstanding shares of common stock to call a special meeting (rather than permitting only the Board, CEO, or Chair to call a special meeting), and amended our By-Laws accordingly. The 20% threshold enhances access and engagement opportunities for stockholders, while also safeguarding against the risk that stockholders could be subjected to numerous special meeting requests pertaining to issues which may be relevant to only select constituencies. This comprehensive special meeting right has become a cornerstone of our strong corporate governance framework.	The Board recommends a vote “AGAINST” the stockholder proposal.

Moreover, we amended our Restated Certificate of Incorporation in 2019 to allow 20% of stockholders to request a record date to act by written consent. This amendment was adopted following a review by our Board and management that included additional stockholder engagement, in response to a 2018 stockholder proposal from Mr. Chevedden seeking to reduce the standard for stockholder action by written consent from unanimous stockholder approval to majority stockholder approval. Although the 2018 proposal did not pass, the Board determined that it would be in the company’s best interests to implement the majority written consent standard with a requirement that stockholders holding at least 20% of our outstanding shares of common stock request that the Board set a record date. Similar to the 20% threshold for stockholders to call a special meeting, this threshold enhances stockholder rights while also safeguarding against numerous written consents relevant to only minority constituencies. Stockholders overwhelmingly voted in favor of the amendment to our Restated Certificate of Incorporation in 2019 (with 97.67% of votes cast FOR) and re-affirmed support for the 20% threshold at last year’s Annual Meeting by voting against a proposal by Mr. Chevedden to decrease the 20% threshold.

The Board continues to believe that the thresholds for stockholders to call a special meeting and to request a record date to initiate written consent should be the same, and that the thresholds should be 20%. Lowering the 20% ownership threshold to call a special meeting would be detrimental to our stockholders and disrupt the balance between stockholders’ access to special meetings and the costs to stockholders in two main ways: (1) increasing time and expense costs to stockholders and (2) giving undue control to a small percentage of stockholders.

•

Increasing time and expense costs to stockholders. Special meetings are an important tool for stockholders to take corporate action, but calling for and arranging a special meeting requires significant time and expense. The company must secure a venue—whether virtual or otherwise—and arrange for sufficient support to administer the meeting. Management must devote time and focus away from running the company to prepare for the special meeting, including developing, preparing, and distributing written materials, in addition to other administrative requirements. Stockholders must take time to review the proposal, attend the special meeting, and vote. Given these significant time and expense costs, special meetings should be reserved for significant matters of widespread concern among stockholders that must be raised before the next annual meeting. Lowering the special meeting ownership threshold would incentivize special meetings to be called for non-urgent issues or issues relevant to only small constituencies, and thus increase the time and expense borne by the company and stockholders.

•

Giving undue control to a small percentage of stockholders. Given the significant costs of special meetings, such meetings should be called only when a critical mass of stockholders feel such a meeting is necessary. A

BNY Mellon ➢	2022 Proxy Statement	87

ITEM 4. STOCKHOLDER PROPOSAL REGARDING STOCKHOLDER RIGHT TO CALL A SPECIAL MEETING	> Board’s Response

lower threshold would allow for the special meeting right to be co-opted by a small percentage of stockholders. For example, several institutional stockholders currently hold more than 5% of BNY Mellon common stock individually, allowing as few as two stockholders, acting in concert, to call a special meeting if the ownership threshold were lowered to 10%. A 10% threshold would also allow smaller stockholders holding an aggregate of only 10% of shares to call a special meeting when stockholders representing 90% of shares do not believe a special meeting is warranted. Lowering the special meeting ownership threshold would thus give undue control to a small percentage of stockholders and allow such stockholders the ability to call special meetings that may be relevant only to them and are viewed as unnecessary by an overwhelming majority of stockholders.

A 20% ownership threshold ensures that stockholders’ right to call a special meeting is complementary with stockholders’ right to request a record date to initiate written consent. When setting the ownership threshold to initiate written consent, one of the Board’s key considerations was for the written consent ownership threshold to match the special meeting ownership threshold, given that these rights are complementary methods for stockholders to act outside of annual meetings. Having identical 20% ownership thresholds ensures that stockholders are deterred from seeking to leverage one right over the other at the expense of fellow stockholders and avoids prejudicing stockholders who may be inclined to act by one method over the other. For example, if the ownership threshold to call a special meeting is lower than the ownership threshold to initiate written consent, then stockholders may be inclined to more often use the more costly method (to both the company and the stockholders) of special meetings. Further, stockholders that prefer to act via written consent (to avoid the additional costs and burden of special meetings) would be prejudiced by having to meet a higher ownership threshold. Last year, when faced with a similar proposal to reduce the written consent threshold from 20% to 10%, stockholders voted against the proposal in order to preserve the complementary nature of the ownership requirements to exercise these rights. We encourage stockholders to once again affirm the importance of this symmetry in the context of our robust governance framework and therefore recommend voting AGAINST this proposal.

A 20% ownership threshold is in line with widespread market practice and aligns with corporate governance best practices. Many other large-capitalization companies hold the same view as the Board that a 20% ownership threshold to call a special meeting is in stockholders’ best interests. Nearly 70% of both S&P 1500 companies and Fortune 500 companies that afford special meeting rights have an ownership threshold of 20% or higher. Market practice is also holding steady, with stockholders at such companies frequently voting against proposals to lower the ownership threshold. According to a report by a leading law firm, during last year’s proxy season, stockholders at only one company voted in favor of a stockholder proposal to lower the special meeting ownership threshold (from 25% to 10%)—and that proposal passed with only 51% of the votes. A vote AGAINST this proposal would therefore ensure that BNY Mellon’s special meeting rights remain consistent with market practice and that the company’s governance profile is not compromised in favor of select constituencies that may not be acting in the best interest of all stockholders.

We have adopted strong governance practices and policies, including robust stockholder engagement and stockholder rights, to ensure that our Board is accountable and responsive to stockholders. At BNY Mellon, we are committed to remaining accountable and responsive to our stockholders. We have demonstrated this commitment both in our approach to developing and expanding stockholder rights and in the robust set of stockholder rights that we currently have.

Our approach to developing stockholder rights is holistic. Not only do our Board and management regularly review our corporate governance practices and market trends, but they also proactively engage stockholders on these topics year-round. As part of this process, our Board and management solicit feedback on a variety of matters that can then be used, as it was in 2019 in connection with the written consent right, to carefully expand stockholder rights in a measured way that is more likely to be supported by stockholders.

As discussed in detail under the “Our Corporate Governance Practices” section starting on page 20, we have developed expansive and robust governance practices that are designed, in large part due to this holistic approach and our engagement with stockholders, to afford stockholders greater influence over the governance of the company. In addition to our existing meaningful special meeting rights, these practices include:

•

Annual election of all directors, with majority voting in uncontested director elections (each director must be elected by a majority of votes cast) and a resignation requirement for directors who do not receive a majority of votes cast.

88	BNY Mellon ➢	2022 Proxy Statement

ITEM 4. STOCKHOLDER PROPOSAL REGARDING STOCKHOLDER RIGHT TO CALL A SPECIAL MEETING	> Board’s Response

•	No supermajority voting for stockholder actions (only a majority of votes cast is required, not a majority of shares present and entitled to vote).

•	Proxy access rights that allow stockholders, individually or in a group of up to 20, holding 3% of our outstanding stock for at least 3 years, to nominate up to 20% of the Board.

•	Written consent rights that allow stockholders representing at least the minimum number of votes that would be necessary to take action at a meeting to take the action without formally meeting.

These practices, in conjunction with stockholders’ ability to submit stockholder proposals under Rule 14a-8 of the Exchange Act, afford stockholders with meaningful opportunities to share their feedback while simultaneously providing appropriate safeguards to protect stockholders and their interests.

In recommending that our stockholders vote AGAINST this proposal, the Board believes that it is important that stockholders consider not only how BNY Mellon’s meaningful special meeting right is in line with market practice, but also the other tools that stockholders can use to make their voices heard—including through our year-round stockholder engagement process and any of the carefully designed stockholder rights described throughout this proxy statement. Lowering the special meeting ownership threshold from 20% to 10% as requested by the proponent would unduly amplify the administrative burden and expense to the company and its stockholders without meaningfully improving stockholder rights. Lowering the threshold would also make it easier for a small minority of stockholders to inappropriately leverage BNY Mellon’s corporate governance principles to call (potentially numerous) special meetings that may be relevant to, and supported by, only a small group. This would have the effect of advancing the interests of a small minority of stockholders and their outside constituencies at the expense of the majority of stockholders and the company. As a result, we continue to believe, as in 2015, that the market-standard 20% threshold for special meeting rights, which is aligned with the 20% threshold for written consent actions that our stockholders re-affirmed last year, best ensures that stockholders have an efficient and accessible means to take corporate action while limiting unnecessary costs to stockholders and the company, and safeguarding against numerous special meetings relevant to only minority constituencies. For these reasons and the others discussed herein, we recommend that you vote AGAINST this proposal.

BNY Mellon ➢	2022 Proxy Statement	89

ADDITIONAL INFORMATION

EQUITY COMPENSATION PLANS	Page 91

INFORMATION ON STOCK OWNERSHIP	Page 92

Beneficial Ownership of Shares by Holders of More Than 5% of Outstanding Stock	Page 92

Beneficial Ownership of Shares by Directors and Executive Officers	Page 93

Delinquent Section 16(a) Reports	Page 93

ANNUAL MEETING Q&A	Page 94

OTHER INFORMATION	Page 98

Stockholder Proposals for 2023 Annual Meeting	Page 98

How Our Board Solicits Proxies; Expenses of Solicitation	Page 98

Householding	Page 98

Other Business	Page 99

HELPFUL RESOURCES	Page 100

90	BNY Mellon ➢	2022 Proxy Statement

ADDITIONAL INFORMATION	> Equity Compensation Plans

The following table shows information relating to the number of shares authorized for issuance under our equity compensation plans as of December 31, 2021.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in second column)

Equity compensation plans

Approved by stockholders	15,108,754	(1)	$22.03		28,345,824	(2)

Not approved by stockholders	78,731	(3)	—		—
Total	15,187,485	(4)	$22.03	(4)(5)	28,345,824

(1)

Includes 15,084,125 shares of common stock that may be issued pursuant to outstanding options, RSUs, PSUs and escrowed dividends awarded under the LTIP; 5,767 shares of common stock that may be issued pursuant to outstanding director deferred share units under the Mellon Director Equity Plan (2006); and 18,862 shares of common stock that may be issued pursuant to outstanding stock options under The Bank of New York Mellon Corporation Employee Stock Purchase Plan. The number of shares of common stock that may be issued pursuant to outstanding unearned PSUs reflects the target payout. At maximum payout, the number of shares would increase by 641,963. For additional information about how PSUs are earned, see “Compensation Discussion and Analysis—Compensation of NEOs—Recent PSUs” on page 61.

(2)

Includes 4,864,642 shares of common stock that remain available for issuance under The Bank of New York Mellon Corporation Employee Stock Purchase Plan and 23,481,182 shares of common stock that remain available for issuance under the LTIP.

(3)

Includes 78,731 shares of common stock that may be issued pursuant to deferrals under the Bank of New York Directors Plan, which is described in further detail in “Director Compensation” on page 43 above.

(4)	The weighted average term for the expiration of outstanding stock options under our equity compensation plans is 0.1 years.
(5)

This weighted-average exercise price relates only to the options described in footnote 1. Shares underlying RSUs, PSUs and deferred share units are deliverable without the payment of any consideration, and therefore these awards have not been taken into account in calculating the weighted-average exercise price.

BNY Mellon ➢	2022 Proxy Statement	91

ADDITIONAL INFORMATION	> Information on Stock Ownership

Beneficial Ownership of Shares by Holders of

More Than 5% of Outstanding Stock

As of February 16, 2022, we had 807,106,234 shares of common stock outstanding. Based on filings made under Section 13(d) and 13(g) of the Exchange Act reporting ownership of shares and percent of class as of December 31, 2021, the only persons known by us to be beneficial owners of more than 5% of our common stock as of February 16, 2022 were as follows:

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Class

Warren E. Buffett and Berkshire Hathaway Inc.(1) 3555 Farnam Street Omaha, NE 68131	74,346,864	9.2%

The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	65,812,336	7.97%

Dodge & Cox(3) 555 California Street, 40th Floor San Francisco, CA 94104	58,247,004	7.1%

BlackRock, Inc.(4) 55 East 52nd Street New York, NY 10055	55,439,159	6.7%

(1)

Based on a review of the Schedule 13G/A filed on February 16 , 2021 by Warren E. Buffett, Berkshire Hathaway Inc. and certain other reporting persons. The Schedule 13G/A discloses that Mr. Buffett had shared voting power as to 74,346,864 shares and shared dispositive power as to 74,346,864 shares, and Berkshire Hathaway Inc. had shared voting power as to 74,346,864 shares and shared dispositive power as to 74,346,864 shares (including shares beneficially owned by certain subsidiaries of Berkshire Hathaway Inc. as a result of being a parent holding company or control person).

(2)

Based on a review of the Schedule 13G/A filed on February 9, 2022 by The Vanguard Group. The Schedule 13G/A discloses that The Vanguard Group had shared voting power as to 1,256,603 shares, sole dispositive power as to 62,624,081 shares and shared dispositive power as to 3,188,255 shares.

(3)

Based on a review of the Schedule 13G/A filed on February 14, 2022 by Dodge & Cox. The Schedule 13G/A discloses that Dodge & Cox had sole voting power as to 55,197,874 shares and sole dispositive power as to 58,247,004 shares.

(4)

Based on a review of the Schedule 13G/A filed on February 7, 2022 by BlackRock, Inc. The Schedule 13G/A discloses that BlackRock, Inc. had sole voting power as to 47,228,757 shares and sole dispositive power as to 55,439,159 shares.

We and our affiliates engage in ordinary course brokerage, asset management or other transactions or arrangements with, and may provide ordinary course financial services to, holders of 5% or more of our outstanding common stock, including asset servicing, clearing, issuer services, treasury services, broker-dealer and credit services. These transactions are negotiated on an arm’s-length basis and contain terms and conditions that are substantially similar to those offered to other customers under similar circumstances. Please also refer to the “Business Relationships and Related Party Transactions Policy” starting on page 29 for additional information.

92	BNY Mellon ➢	2022 Proxy Statement

ADDITIONAL INFORMATION > Information on Stock Ownership

Beneficial Ownership of Shares by Directors

and Executive Officers

The table below sets forth the number of shares of our common stock beneficially owned as of the close of business on February 16, 2022 by each director, each nominee for director, each individual included in the “2021 Summary Compensation Table” on page 71 above and our current directors and executive officers as a group, based on information furnished by each person. Sole voting and sole investment power with respect to the shares shown in the table below are held either by the individual alone or by the individual together with his or her immediate family. Each of our directors and executive officers is subject to our robust anti-hedging and anti-pledging policy, which is described above under “Hedging and Pledging” on page 67.

Beneficial Owners	Shares of Common Stock Beneficially Owned(1)(2)

Linda Z. Cook	18,480

Joseph J. Echevarria	63,886

Bridget E. Engle	54,787

Thomas P. “Todd” Gibbons	338,987(3)

M. Amy Gilliland	4,045

Jeffrey A. Goldstein	57,501

K. Guru Gowrappan	4,045

Ralph Izzo	8,358

Edmund F. Kelly	69,561

Senthil Kumar	20,089

Sandie O’Connor	45

Emily Portney	48,434

Elizabeth E. Robinson	20,822

Samuel C. Scott III	81,039

Frederick O. Terrell	9,276

Robin Vince	36,225

Alfred W. “Al” Zollar	12,748

All current directors and executive officers, as a group (27 persons)	699,744

(1)

On February 16, 2022, none of the individuals named in the above table beneficially owned more than 1% of our outstanding shares of common stock. All current directors and executive officers as a group beneficially owned approximately 0.08% of our outstanding stock on February 16, 2022.

(2)

Includes the following amounts of common stock which the indicated individuals and group have the right to acquire under our equity plans and deferred compensation plans within 60 days of February 16, 2022: Ms. Cook, 18,480; Mr. Echevarria, 63,886; Ms. Engle, 27,042; Mr. Gibbons, 67,720; Ms. Gilliland, 4,045; Mr. Goldstein, 57,501; Mr. Gowrappan, 4,045; Mr. Izzo, 8,358; Mr. Kelly, 65,127; Ms. O’Connor, 45; Ms. Portney, 2,138; Ms. Robinson, 20,822; Mr. Scott, 77,077; Mr. Terrell, 9,276; Mr. Zollar, 12,748; and current directors and executive officers as a group, 524,640.

(3)	Includes 67,000 shares held in a family trust and 67,000 shares held by Mr. Gibbons’ spouse.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers and any beneficial owner of more than 10% of any class of our equity securities to file with the SEC initial reports of beneficial ownership and reports of changes in ownership of any of our securities. These reports are made on documents referred to as Forms 3, 4 and 5. Our directors and executive officers must also provide us with copies of these reports. We have reviewed the copies of the reports that we have received and written representations that no Form 5 was required from the individuals required to file the reports. Based on this review, we believe that during 2021 each of our directors and executive officers timely complied with applicable reporting requirements for transactions in our equity securities.

BNY Mellon ➢	2022 Proxy Statement	93

ADDITIONAL INFORMATION	> Annual Meeting Q&A

The Board is soliciting your proxy for our 2022 Annual Meeting of Stockholders and any adjournment of the meeting, for the purposes set forth in the Notice of Annual Meeting. While circumstances could change in light of the COVID-19 pandemic, we intend to hold the Annual Meeting at our offices in New York (240 Greenwich Street, New York, New York, 10286). As outlined below, we will continue to monitor the situation, including developments with respect to local guidance, and will communicate special health and safety controls and protocols to registered attendees in advance of the meeting.

Q:	Who Can Attend The Annual Meeting? How Do I Attend?

A:

Only stockholders of record of our common stock at the close of business on February 16, 2022 (the “record date”) have a right to attend the Annual Meeting. In-person admission to the Annual Meeting will be on a first-come, first-served basis. For in-person admission to the Annual Meeting, you must (i) register in advance and (ii) present your admission ticket and government-issued photo identification (such as a driver’s license or passport). You will not be admitted to the Annual Meeting if you have not registered in advance. Please see “How Do I Receive an Admission Ticket?” below for directions on how to register for the meeting and obtain your admission ticket. If you are representing an entity that is a stockholder, you must also present documentation showing your authority to attend and act on behalf of the entity (such as a power of attorney, written proxy to vote or letter of authorization on the entity’s letterhead). We reserve the right to restrict admission to the meeting or limit the number of representatives for any entity that may be admitted to the meeting for security or health and safety reasons at our sole discretion.

In addition, we will be instituting special precautions in light of the COVID-19 pandemic to protect the health and safety of our directors, employees and stockholders seeking to attend the Annual Meeting. Our current policy is that all visitors to our offices at 240 Greenwich Street must be fully vaccinated. We may also require other precautions including, among other protocols, temperature checks and symptom and exposure screening, social distancing, masks, and other safety protocols in accordance with any then-required federal, state and local guidelines. We will require all attendees to comply with such protocols, which will be communicated to registered attendees in advance of the meeting. If you do not pre-register for the meeting or cannot comply with the special health and safety precautions, you will not be admitted to the meeting. Attendees who disrupt or impede the meeting, do not comply with the special health and safety precautions or breach the rules of conduct may be removed from the meeting. No cameras, recording equipment, large bags or packages will be permitted in the Annual Meeting. The use of cell phones, smart phones, tablets and other personal communication devices for any reason during the Annual Meeting is strictly prohibited.

A live audio-only webcast of the Annual Meeting will be available at https://www.bnymellon.com/us/en/investor-relations/index.jsp for stockholders that wish to attend the meeting virtually as a guest. You will not be able to vote your shares or submit questions during the meeting if you attend as a guest through the webcast.

As part of our precautions in planning for the Annual Meeting, we are also planning for the possibility that the meeting may be held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and the details on how to participate will be available at www.bnymellon.com/proxy.

Q:	How Do I Register for the Meeting and Receive an Admission Ticket?

A:

To ensure that we are able to accommodate all stockholders that seek to attend while also administering our special health and safety protocols in an orderly fashion, we are requiring all stockholders that wish to attend the Annual Meeting in person to register in advance. You may pre-register by visiting www.proxyvote.com and clicking the “Register for Meeting” link. If you received your proxy materials by mail, you can use the 16-digit control number on your proxy card (for stockholders of record) or voting instruction form (for beneficial owners) to access www.proxyvote.com and register for the meeting. If you received your proxy materials by email, you will be able to access the meeting registration link directly from the email. Registration for in-person attendance will be open until 5:00 pm (ET) on April 11, 2022 (the day before the Annual Meeting). You will not be admitted to the meeting if you do not register in advance. We will communicate the special health and safety precautions directly to registered attendees prior to the meeting.

If you received your proxy materials by mail, your admission ticket will be your proxy card (stockholders of record only) or voting instruction form (beneficial owners only). If you received your proxy materials by email, you will be given an opportunity to obtain an admission ticket when you register for the meeting online at www.proxyvote.com. To be admitted to the meeting, you must pre-register and present your admission ticket and government issued photo identification (see “Who Can Attend The Annual Meeting? How Do I Attend?” above).

94	BNY Mellon ➢	2022 Proxy Statement

ADDITIONAL INFORMATION	> Annual Meeting Q&A

Q:	Who Can Vote At The Annual Meeting?

A:

Only stockholders as of the record date, February 16, 2022, may vote at the Annual Meeting. On the record date, we had 807,106,234 shares of common stock outstanding. You are entitled to one vote for each share of common stock that you owned on the record date. The shares of common stock held in our treasury will not be voted. Your vote is important. Whether or not you plan to attend the Annual Meeting, we encourage you to vote your shares promptly. Please see “What If I Am A “Beneficial Owner?”’ below for information on providing voting instructions if you hold your shares of common stock through a broker, bank or other nominee.

Q:	What Is A Proxy?

A:

Your proxy gives us authority to vote your shares and tells us how to vote your shares at the Annual Meeting or any adjournment. Three of our employees, who are called “proxies” or “proxy holders” and are named on the proxy card, will vote your shares at the Annual Meeting according to the instructions you give on the proxy card or by telephone or over the Internet.

Q:	How Are Proxy Materials Being Distributed?

A:

We are using the SEC rule that allows companies to furnish proxy materials to their stockholders over the Internet. In accordance with this rule, on or about March 1, 2022, we sent a Notice or a full set of proxy materials to our stockholders of record at the close of business on February 16, 2022. The Notice contains instructions on how to access the Proxy Statement and 2021 Annual Report via the Internet and how to vote. If you receive a Notice, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy materials. The Notice also instructs you on how you may submit your proxy via the Internet. This proxy statement will also be available on our website at www.bnymellon.com/proxy.

The electronic method of delivery will enable us to reduce our environmental impact, decrease our postage and printing expenses and expedite delivery of proxy materials to you, and we encourage you to take advantage of the availability of the proxy materials on the Internet. If you received a Notice and would like to receive a copy of our proxy materials, follow the instructions contained in the Notice to request a copy electronically or in paper form on a one-time or ongoing basis. Stockholders who do not receive the Notice will receive either a paper or electronic copy of this proxy statement and the 2021 Annual Report, which will be sent on or about March 1, 2022.

Q:	How Do I Vote? What Are The Different Ways I Can Vote My Shares?

A:

If you are a “stockholder of record” (that is, you hold your shares of our common stock in your own name), you may vote your shares by using any of the following methods. Depending on how you hold your shares, you may receive more than one proxy card.

In Person at the Annual Meeting

If you are a registered stockholder or hold a proxy from a registered stockholder (and meet other requirements as described in “Who Can Attend the Annual Meeting? How Do I Attend?” on page 94), you may attend the Annual Meeting and vote in person by obtaining and submitting a ballot that will be provided at the meeting.

By Submitting a Proxy by Mail To submit a proxy by mail, complete, sign, date and return the proxy card in the postage-paid envelope provided to you.

By Submitting a Proxy by Telephone

To submit a proxy by telephone, call the toll-free telephone number listed on the proxy card. The telephone voting procedures, as set forth on the proxy card, are designed to authenticate your identity, to allow you to provide your voting instructions and to confirm that your instructions have been properly recorded. If you vote by telephone, you should not return your proxy card.

By Submitting a Proxy by Internet

To submit a proxy by Internet prior to the Annual Meeting, use the Internet site listed on the proxy card. The Internet voting procedures, as set forth on the proxy card, are designed to authenticate your identity, to allow you to provide your voting instructions and to confirm that your instructions have been properly recorded. If you vote by Internet, you should not return your proxy card.

Q:	What If I Am A “Beneficial Owner?”

A:

If you are a “beneficial owner,” also known as a “street name” holder (that is, you hold your shares of our common stock through a broker, bank or other nominee), you will receive instructions on how to vote at the

BNY Mellon ➢	2022 Proxy Statement	95

ADDITIONAL INFORMATION > Annual Meeting Q&A

meeting (including, if your broker, bank or other nominee elects to do so, instructions on how to vote your shares by telephone or over the Internet) as part of your proxy materials provided by the record holder. You must follow those instructions to be able to attend the Annual Meeting and have your shares voted.

Q:	If I Vote By Proxy, How Will My Shares Be Voted? What If I Submit A Proxy Without Indicating How To Vote My Shares?

A:

If you vote by proxy through mail, telephone or over the Internet, your shares will be voted in accordance with your instructions. If you sign, date and return your proxy card without indicating how you want to vote your shares, the proxy holders will vote your shares in accordance with the following recommendations of the Board:

Proposal 1	FOR the election of each nominee for director.

Proposal 2	FOR the advisory resolution to approve the 2021 compensation of our NEOs.

Proposal 3	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Proposal 4	AGAINST the stockholder proposal regarding stockholder requests to call a special meeting, if properly presented.

In addition, if other matters are properly presented for voting at the Annual Meeting, the proxy holders are also authorized to vote on such matters as they shall determine in their sole discretion. As of the date of this proxy statement, we have not received notice of any other matters that may be properly presented for voting at the Annual Meeting.

Q:	What If I Want To Revoke My Proxy?

A:	You may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	delivering a written notice of revocation to our Corporate Secretary at 240 Greenwich Street, New York, NY 10286 or via email to CorporateSecretary@bnymellon.com;

•	submitting another signed proxy card with a later date;

•	submitting another proxy by telephone or over the Internet at a later date; or

•	attending the Annual Meeting and voting electronically.

Q:	What Is A Quorum?

A:

A quorum is the minimum number of shares required to conduct business at the Annual Meeting. Under our by-laws, to have a quorum, a majority of the outstanding shares of stock entitled to vote at the Annual Meeting must be represented electronically or by proxy at the meeting. Abstentions and broker non-votes (as defined below) are counted as present for determining the presence of a quorum. Inspectors of election appointed for the Annual Meeting will tabulate all votes cast electronically or by proxy at the Annual Meeting. In the event a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned or postponed to solicit additional proxies.

Q:	What Vote Is Required For Approval Of A Proposal At The Annual Meeting?

A:

Our by-laws provide for a majority vote standard in an uncontested election of directors, such as this year’s election. Accordingly, each of the 11 nominees for director will be elected if more votes are cast “for” a director’s election than are cast “against” such director’s election, as discussed further under “Majority Voting Standard” on page 19 above. All other matters to be voted on at the Annual Meeting require the favorable vote of a majority of the votes cast on the applicable matter electronically at the Annual Meeting or by proxy for approval.

Abstentions and broker non-votes are not treated as votes cast, will not have the effect of a vote for or against a proposal or for or against a director’s election, and will not be counted in determining the number of votes required for approval or election.

96	BNY Mellon ➢	2022 Proxy Statement

ADDITIONAL INFORMATION > Annual Meeting Q&A

Q:	What If I Hold My Shares Through A Broker?

A:

If your shares are held through a broker, the broker will ask you how you want your shares to be voted. If you give the broker instructions, your shares will be voted as you direct. If you do not give instructions, one of two things can happen, depending on the type of proposal. For the ratification of the auditor (Proposal 3), the broker may vote your shares in its discretion. For all other proposals, the broker may not vote your shares at all if you do not give instructions (this is referred to as a “broker non-vote”). As a result, on each of these items (other than Proposal 3), if you hold your shares in street name, your shares will be voted only if you give instructions to your broker.

BNY Mellon ➢	2022 Proxy Statement	97

ADDITIONAL INFORMATION	> Other Information

Stockholder Proposals for 2023 Annual Meeting

Stockholder proposals intended to be included in our proxy statement and voted on at our 2023 Annual Meeting of Stockholders (other than proxy access nominations) must be received at our offices at 240 Greenwich Street, New York, NY 10286, Attention: Corporate Secretary or via email at CorporateSecretary@bnymellon.com, on or before November 1, 2022. Stockholders who wish to submit a proxy access nomination for inclusion in our proxy statement in connection with our 2023 Annual Meeting of Stockholders may do so by submitting a nomination in compliance with the procedures and along with the other information required by our by-laws to 240 Greenwich Street, New York, NY 10286, Attention: Corporate Secretary, or via email at CorporateSecretary@bnymellon.com, no earlier than October 2, 2022 and no later than November 1, 2022. Applicable SEC rules and regulations and the provisions of our by-laws govern the submission, and our consideration, of stockholder proposals or proxy access candidates for inclusion in the 2023 Annual Meeting proxy statement and form of proxy.

Pursuant to our by-laws, in order for any business not included in the notice of meeting for the 2023 Annual Meeting of Stockholders to be brought before the meeting by a stockholder entitled to vote at the meeting (including nominations of candidates for director), the stockholder must give timely written notice of that business to our Corporate Secretary. To be timely, the notice must not be received any earlier than November 1, 2022 (at least 120 days prior to March 1, 2022), nor any later than December 1, 2022 (90 days prior to March 1, 2022). The notice also must contain the information required by our by-laws. The foregoing by-law provisions do not affect a stockholder’s ability to request inclusion of a proposal in our proxy statement within the procedures and deadlines set forth in Rule 14a-8 of the SEC’s proxy rules and referred to in the paragraph above. A proxy may confer discretionary authority to vote on any matter at a meeting if we do not receive notice of the matter within the timeframes described above. A copy of our by-laws is available upon request to: The Bank of New York Mellon Corporation, 240 Greenwich Street, New York, NY 10286, Attention: Corporate Secretary or via email at CorporateSecretary@bnymellon.com and can also be found on our Corporate website (see “Helpful Resources” on page 100 for information on how to access our by-laws electronically). The officer presiding at the meeting may exclude matters that are not properly presented in accordance with these requirements.

In addition to satisfying the foregoing requirements under our by-laws, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than BNY Mellon’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 11, 2023.

How Our Board Solicits Proxies; Expenses of Solicitation

We will pay all costs of soliciting proxies. We have retained Georgeson, Inc. to assist with the solicitation of proxies for a fee of approximately $41,000, plus reimbursement of reasonable out-of-pocket expenses. We must also pay brokerage firms, banks, broker-dealers and other similar organizations representing beneficial owners certain fees associated with:

•	Forwarding the Notice of Internet Availability to beneficial owners,

•	Forwarding printed materials by mail to beneficial owners who specifically request such materials, and

•	Obtaining beneficial owners’ voting instructions.

We may also use our officers and employees, at no additional compensation, to solicit proxies either personally or by telephone, Internet, letter or facsimile.

Householding

To reduce the expense of delivering duplicate proxy materials to our stockholders, we are relying on SEC rules that permit us to deliver only one proxy statement to multiple stockholders who share an address unless we receive contrary instructions from any stockholder at that address. This practice, known as “householding,” reduces duplicate mailings, saves printing and postage costs as well as natural resources and will not affect dividend check mailings. If you wish to receive a separate copy of the 2021 Annual Report or proxy statement, or if you wish to receive separate copies of future annual reports or proxy statements, please contact our Annual Meeting provider, Broadridge, by phone at 1-800-579-1639, by Internet at www.proxyvote.com or by email at sendmaterial@proxyvote.com. We will deliver the requested documents promptly upon your request.

98	BNY Mellon ➢	2022 Proxy Statement

ADDITIONAL INFORMATION > Other Information

Other Business

As of the date of this proxy statement, we do not know of any other matters that may be presented for action at the meeting. Should any other business properly come before the meeting, the persons named on the enclosed proxy will, as stated therein, have discretionary authority to vote the shares represented by such proxy in accordance with their best judgment.

March 1, 2022

By Order of the Board,

James J. Killerlane III

Corporate Secretary

BNY Mellon ➢	2022 Proxy Statement	99

ADDITIONAL INFORMATION	> Helpful Resources

Annual Meeting

2022 Proxy Statement	www.bnymellon.com/proxy

2021 Annual Meeting of Stockholders Voting Results	https://www.bnymellon.com/us/en/investor-relations/annual-meeting- voting-results-2021.html

Corporate Governance

By-laws	https://www.bnymellon.com/content/dam/bnymellon/documents/pdf/ investor-relations/the-bank-of-new-york-mellon-corporation- amended-and-restated-by-laws.pdf.coredownload.pdf

Committee Charters	https://www.bnymellon.com/us/en/investor-relations/corporate- governance.html

Corporate Governance Guidelines	https://www.bnymellon.com/us/en/investor-relations/corporate- governance/corporate-governance-guidelines.html

Contacting the Board	https://www.bnymellon.com/us/en/investor-relations/corporate- governance/communications-with-independent-chairman.html

Employee Code of Conduct	https://www.bnymellon.com/us/en/investor-relations/employee- code-of-conduct.html

Directors’ Code of Conduct	https://www.bnymellon.com/content/dam/bnymellon/documents/pdf/ investor-relations/directors-code-of-conduct.pdf.coredownload.pdf

Audit and Permitted Non-Audit Services Pre-Approval Policy	https://www.bnymellon.com/content/dam/bnymellon/documents/pdf/ investor-relations/audit-and-permitted-non-audit-services-pre-approval- policy.pdf.coredownload.pdf

Enterprise ESG

2020 Enterprise ESG Report	https://www.bnymellon.com/csr

Considering Climate at BNY Mellon	https://www.bnymellon.com/content/dam/bnymellon/documents/pdf/ insights/considering-climate-at-bny-mellon.pdf

Environmental Sustainability Statement	https://www.bnymellon.com/content/dam/bnymellon/documents/pdf/csr/ environment-sustainability-policy-statement.pdf.coredownload.pdf

Enterprise ESG Commitment Statement	https://www.bnymellon.com/us/en/about-us/esg-and-responsible- investment/enterprise-esg/statement.html

Human Rights Statement	https://www.bnymellon.com/us/en/about-us/global-impact/enterprise-esg/ human-rights-statement.html

Equal Employment Opportunity/ Affirmative Action Policy	https://www.bnymellon.com/content/dam/bnymellon/documents/pdf/csr/ equal-employment-opportunity-and-affirmative- action.pdf.coredownload.pdf

Notice of Affirmative Action Programs and Notice to Veterans and Individuals with Disabilities	https://www.bnymellon.com/content/dam/bnymellon/documents/pdf/csr/ notice-of-affirmative-action-programs-and-notice-to-veterans-and- individuals-with-disabilities.pdf.coredownload.pdf

100	BNY Mellon ➢	2022 Proxy Statement

ADDITIONAL INFORMATION > Helpful Resources

Drug and Alcohol Free Workplace Policy	https://www.bnymellon.com/content/dam/bnymellon/documents/pdf/csr/ drug-and-alcohol-free-workplace.pdf.coredownload.pdf

Sexual and Other Discriminatory Harassment Policy	https://www.bnymellon.com/content/dam/bnymellon/documents/pdf/csr/ sexual-and-other-discriminatory-harassment.pdf.coredownload.pdf

Health and Safety Statement	https://www.bnymellon.com/content/dam/bnymellon/documents/pdf/csr/ health-and-safety-statement.pdf.coredownload.pdf

Modern Slavery Statement	https://www.bnymellon.com/emea/en/modern-slavery-act.html

Supplier Code of Conduct	https://www.bnymellon.com/content/dam/bnymellon/documents/pdf/csr/ bny-mellon-supplier-code-of-conduct.pdf.coredownload.pdf

Gender Equality Statement	https://www.bnymellon.com/content/dam/bnymellon/documents/pdf/csr/ gender-equality-statement.pdf.coredownload.pdf

The Bank of New York Mellon Corporation

Corporate Website	https://www.bnymellon.com

Investor Relations	https://www.bnymellon.com/us/en/investor-relations/overview.html

2021 Annual Report	https://www.bnymellon.com/us/en/investor-relations/annual-reports-and- proxy.html

Regulatory Filings	https://www.bnymellon.com/us/en/investor-relations/regulatory- filings.html

Frequently Asked Questions	https://www.bnymellon.com/us/en/investor-relations/shareholder- information.html

Company Profile	https://www.bnymellon.com/us/en/about-us/about-bny-mellon.html

Leadership	https://www.bnymellon.com/us/en/about-us/leadership.html

Earnings Press Releases	https://www.bnymellon.com/us/en/investor-relations/quarterly- earnings.html

Credit Ratings	https://www.bnymellon.com/us/en/investor-relations/bondholder- information.html

BNY Mellon ➢	2022 Proxy Statement	101

ANNEX A: NON-GAAP RECONCILIATION

Reconciliation of net income and diluted EPS

The following table reconciles our net income applicable to common stockholders of The Bank of New York Mellon Corporation and diluted earnings per common share. These measures exclude the effects of notable items, as specified in the table. We believe that these measures are useful to permit investors to view the financial measures on a basis consistent with how management views the businesses.

	Net Income		Diluted EPS
	2020 Actual	2021 Actual	2020 Actual	2021 Actual

Net income applicable to common stockholders—reported	$3,423	$3,552	$3.83	$4.14

Add: Net impact of notable items	159(a)	85(b)	0.18(a)	0.10(b)

Net income applicable to common stockholders—operating	$3,582	$3,637	$4.01	$4.24

(a)	Includes litigation reserves, severance expense, losses on business sales and real estate charges recorded in the fourth quarter of 2020.

(b)	Includes litigation reserves, severance expense and gains on disposals.

102	BNY Mellon ➢	2022 Proxy Statement

The Bank of New York Mellon Corporation

240 Greenwich Street

New York, NY 10286

+1 212 495 1784

www.bnymellon.com

THE BANK OF NEW YORK MELLON CORPORATION 240 GREENWICH STREET NEW YORK, NY 10286 ATTN: JAMES J. KILLERLANE III

VOTE BY INTERNET

Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on April 7, 2022 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on April 7, 2022 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
SHAREHOLDER MEETING REGISTRATION To attend and vote at the meeting, click the “Register for Meeting” link at www.proxyvote.com

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D68257-P64446-Z81477-Z81476 KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

THE BANK OF NEW YORK MELLON CORPORATION
The Board of Directors recommends a vote FOR all nominees for director, FOR Proxy Item 2, FOR Proxy Item 3, and AGAINST Proxy Item 4.
1.	Election of Directors
	Nominees:	For	Against	Abstain
	1a. Linda Z. Cook	☐	☐	☐			For	Against	Abstain
	1b. Joseph J. Echevarria	☐	☐	☐		1j. Frederick O. Terrell	☐	☐	☐
	1c. Thomas P. “Todd” Gibbons	☐	☐	☐		1k. Alfred W. “Al” Zollar	☐	☐	☐
	1d. M. Amy Gilliland	☐	☐	☐	2.	Advisory resolution to approve the 2021 compensation of our named executive officers.	☐	☐	☐
	1e. Jeffrey A. Goldstein	☐	☐	☐	3.	Ratification of KPMG LLP as our independent auditor for 2022.	☐	☐	☐
	1f. K. Guru Gowrappan	☐	☐	☐	4.	Stockholder proposal regarding stockholder requests to call a special meeting.	☐	☐	☐
	1g. Ralph Izzo	☐	☐	☐
	1h. Sandra E. “Sandie” O’Connor	☐	☐	☐
	1i. Elizabeth E. Robinson	☐	☐	☐

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

	Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement and the 2021 Annual Report to Shareholders are available at www.proxyvote.com.

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — —

D68258-P64446-Z81477-Z81476

Proxy — THE BANK OF NEW YORK MELLON CORPORATION (the “Corporation”)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION

The undersigned hereby appoints James J. Killerlane III, Zachary J. Levine and Blair F. Petrillo or any of them, each with full power of substitution, as attorneys and proxies of the undersigned to vote all The Bank of New York Mellon Corporation Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held on Tuesday, April 12, 2022, commencing 9:00 a.m., at 240 Greenwich Street, New York, New York 10286 and at any adjournment of such meeting, as fully and effectually as the undersigned could do if personally present, and hereby revokes all previous proxies for said meeting. Where a vote is not specified, the proxies will vote the shares represented by this Proxy FOR the election of all nominees for director, FOR Proxy Item 2, FOR Proxy Item 3, and AGAINST Proxy Item 4, and will vote in their discretion on such other matters that may properly come before the meeting and at any adjournment of such meeting.

Participants in the 401(k), ESOP, Deferred Share Award and/or Deferred Compensation Plans: Your vote will provide voting instructions to the trustee of the plan to vote the proportionate interest as of the record date. If no instructions are given by the vote cut-off date of April 7, 2022 at 11:59 ET, the trustee will vote, subject to review by the voting fiduciary, unvoted shares in the same proportion as voted shares. Consequently, a failure to sign and return a ballot is not equivalent to voting with respect to any of the propositions on the ballot.

Participants in the UK Stock Accumulation Plan (“SAP”): If voting instructions are properly provided, shares will be voted in accordance with those instructions. If you properly sign and return the attached ballot but fail to provide a specific voting direction for a particular proposition on the ballot, then any shares you hold in the SAP will be voted in accordance with the recommendation of the Board of Directors on such proposition. If you do not properly sign and return the ballot or provide instructions by telephone or Internet, then for shares held in the SAP, no vote will be recorded. Consequently, a failure to provide instructions is not equivalent to voting with respect to any proposition on the ballot.

This proxy is solicited on behalf of the Board of Directors of the Corporation, and may be revoked prior to its exercise. The Board of Directors recommends votes FOR the election of all nominees for director, FOR Proxy Item 2, FOR Proxy Item 3, and AGAINST Proxy Item 4.

(Continued and to be marked, dated and signed, on the reverse side.)